Registration No. 2-74667
                                                      Registration No.811-03301
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

         Pre-Effective Amendment No.


         Post-Effective Amendment No.  39                                  [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

         Amendment No.  41                                                 [X]

                        (Check appropriate box or boxes)
                        --------------------------------

                            SEPARATE ACCOUNT NO. 301
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           --------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)


      Depositor's Telephone Number, including Area Code: 1-(800) 248-2138

                           --------------------------

                                   DODIE KENT
                           VICE PRESIDENT AND COUNSEL

                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                   (Names and Addresses of Agents for Service)

           ---------------------------------------------------------

                  Please send copies of all communications to:
                          CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001

                  --------------------------------------------

         Approximate Date of Proposed Public Offering: Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]      On May 2, 2005 pursuant to paragraph (b)(1)(vii) of Rule 485.


[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]      75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(3) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.


Title of Securities Being Registered:

         Units of interest in separate account under variable annuity contracts.

                         -----------------------------

AXA Equitable's 300+ Series
Certificates under Group Annuity Contracts


PROSPECTUS DATED MAY 1, 2005




--------------------------------------------------------------------------------

This prospectus contains important information that you should know before purchasing, or taking any other action under a Certificate. Also, at the end of this prospectus you will find attached the prospectuses for the Trusts, which contain important information about the Funds. Please read and keep these prospectuses for future reference.



WHAT IS AXA EQUITABLE'S 300+ SERIES?

AXA Equitable's 300+ Series Certificates are group annuity contracts* issued by AXA Equitable Life Insurance Company ("AXA Equitable"). They provide a means for the accumulation of retirement savings and for income. You invest to accumulate on a tax-deferred basis in one or more of our variable investment funds ("Funds") or guaranteed rate accounts ("GRAs"), the "investment options" in AXA Equitable's 300+ Series.




--------------------------------------------------------------------------------
 Investment options
--------------------------------------------------------------------------------
 Principal Protection
--------------------------------------------------------------------------------
o Guaranteed Rate Accounts
--------------------------------------------------------------------------------
 Money Market
--------------------------------------------------------------------------------
o EQ/Money Market
--------------------------------------------------------------------------------
 Large Company Stocks
--------------------------------------------------------------------------------
o AXA Premier VIP Aggressive Equity   o EQ/Capital Guardian U.S. Equity
o AXA Premier VIP Technology          o EQ/Equity 500 Index
o EQ/Alliance Common Stock            o EQ/MFS Emerging Growth Companies
o EQ/Alliance Growth and Income
--------------------------------------------------------------------------------
 Small/Mid Company Stocks
--------------------------------------------------------------------------------
o EQ/Lazard Small Cap Value
--------------------------------------------------------------------------------
 International Stocks
--------------------------------------------------------------------------------
o EQ/Alliance International           o EQ/Mercury International Value
--------------------------------------------------------------------------------
 Balanced/Hybrid
--------------------------------------------------------------------------------
o AXA Moderate Allocation
--------------------------------------------------------------------------------
 Domestic Bonds
--------------------------------------------------------------------------------
o AXA Premier VIP High Yield          o EQ/Alliance Intermediate Government
                                        Securities
--------------------------------------------------------------------------------


*  In certain states the 300+ Series contracts are individual contracts.

You may allocate amounts to any of the Funds. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a Fund will depend on the investment experience of the related Portfolio and timing of transactions such as contributions and transfers. Each Fund is a subaccount of our Separate Account No. 301.

GUARANTEED RATE ACCOUNTS. You may allocate amounts to the GRAs which offer guarantees of principal, as well as interest at rates we set.

TYPES OF CONTRACTS. We offer the Certificates for use as:

o Regular IRAs or Roth IRAs

o Tax Sheltered Annuities ("TSAs")

o Simplified Employee Pensions ("SEP")

o Savings Incentive Match Plans for Employees ("SIMPLE")


A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). A Statement of Additional Information ("SAI") dated May 1, 2005, which is part of the registration statement, is available free of charge upon request by writing to us or calling 1-800-248-2138, our toll-free number (1-800-248-2138-0 in France, Italy, Korea,
Israel, Switzerland, and the United Kingdom). The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI appears at the back of this prospectus.




The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The Certificates are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                                     x00906/300+

Copyright 2005 AXA Equitable Life Insurance Company, New York, New York 10104. All rights reserved.

Contents of this prospectus


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AXA EQUITABLE'S 300+ SERIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               4
AXA Equitable's 300+ Series Certificates at a glance --
  key features                                                               5
How to reach us                                                              6

--------------------------------------------------------------------------------
FEE TABLE                                                                    7
--------------------------------------------------------------------------------
Examples                                                                     9
Condensed financial information                                              9



--------------------------------------------------------------------------------
1. CERTIFICATE FEATURES                                                     10
--------------------------------------------------------------------------------
How do I purchase and contribute to my Certificate?                         10
Owner and annuitant requirements                                            11
How do I make my contributions?                                             11
What are my investment options within the Certificate?                      11
Portfolios of the Trusts                                                    12
Guaranteed Rate Accounts                                                    13
Allocating your contributions                                               13
Your right to cancel within a certain number of days                        13



--------------------------------------------------------------------------------
2. DETERMINING YOUR CERTIFICATE'S VALUE                                     14
--------------------------------------------------------------------------------
Your account balance in the Funds                                           14
Your account balance in the GRAs                                            14



--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         15
--------------------------------------------------------------------------------
Disruptive transfer activity                                                15



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     17
--------------------------------------------------------------------------------
Withdrawing your account balance                                            17
Choosing your retirement payout options                                     17



------------------

"We," "our" and "us" refers to AXA Equitable.


When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the Certificate owner who we may also refer to as the "participant."


2  Contents of this prospectus

--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     19
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          19
Charges that the Trusts deduct                                              19
Certain expense limitations                                                 19



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH AND DISABILITY BENEFIT                                  21
--------------------------------------------------------------------------------
Your beneficiary and payment of death benefit                               21
When the participant dies before distributions begin                        21
Beneficiary continuation option                                             21
When the participant dies after the retirement date                         21
Disability payment                                                          21



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          22
--------------------------------------------------------------------------------
Tax changes                                                                 22
Buying a contract to fund a retirement arrangement                          22
Tax-Sheltered Annuity arrangements (TSAs)                                   22
Individual Retirement Annuities (Regular and Roth IRAs)                     22
IRAs under Simplified Employee Pension Plans
   (SEPs and SIMPLEs)                                                       23



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         24
--------------------------------------------------------------------------------
About AXA Equitable                                                         24
About Separate Account No. 301                                              24
About the Trusts                                                            24
About the general account                                                   24
Dates and prices at which Certificate events occur                          25
About your voting rights                                                    25
About the group annuity contracts                                           25
IRS disqualification                                                        25
About legal proceedings                                                     25

About our independent registered public accounting firm                     25

Transfers of ownership, collateral assignments, loans,
   and borrowing                                                            26

Distribution of the Certificates                                            26

Reports and additional information                                          26

--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
I -- Condensed financial information                                        A-1


--------------------------------------------------------------------------------

TABLE OF CONTENTS OF
  STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                                  Contents of this prospectus  3

AXA Equitable's 300+ Series


--------------------------------------------------------------------------------

INDEX OF KEY WORDS AND PHRASES


This index should help you locate more information on the terms used in this prospectus.




                                    Page
   Accessing Your Money               17
   account balance                    14
   AIMS                               13
   annuitant                          11
   Annuity Payout Options             17
   beneficiary                        21
   Beneficiary continuation option    21
   Business Day                       25
   cash value                         14
   Charges and Expenses               19
   contributions                      11
   Death Benefit                      21
   Disruptive transfer activity       15
   Guaranteed Rate Accounts           13
   Investment Options                 11
   Key Features                        5
   Market timing                      15
   Payout Options                     17
   Portfolio                       cover
   Processing Office                   6
   Regular IRA                        10
   Retirement Payout Options          17
   Right to Cancel                    13
   Roth IRA                           10
   SAI                             cover
   SEPs                               11
   SIMPLEs                            11
   Tax Information                    22
   Transferring Your Money            15
   Trusts                          cover
   TSA                                10
   Unit                               14
   Variable Investment Funds          11
   Voting Rights                      25



To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.


4 AXA Equitable's 300+ Series

AXA Equitable's 300+ Series


--------------------------------------------------------------------------------


AXA EQUITABLE'S 300+ SERIES CERTIFICATES AT A GLANCE -- KEY FEATURES



PROFESSIONAL INVESTMENT MANAGEMENT


AXA Equitable's 300+ Series Funds invest in different Portfolios managed by professional investment advisers.



GUARANTEED RATE ACCOUNTS

o New GRAs with one and three-year guarantee periods offered quarterly.

o Principal guaranteed; interest guaranteed when GRA is held to maturity of guarantee period.


TAX ADVANTAGES OF PLAN

o  On contributions

   Pre-tax contributions except for certain IRAs and for Roth IRAs.

o  On earnings inside the Certificate

   No tax on any dividends, interest or capital gains until you make withdrawals or receive distributions.

o  On transfers inside the Certificate

   No tax on transfers among investment options.

o  On payout

   Tax-favored payout alternatives.


Because you are purchasing an annuity contract as an Individual Retirement Annuity ("IRA"), or to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information", later in this prospectus and in the SAI).



MINIMUM CONTRIBUTION AMOUNTS


o AXA Equitable has no minimum (If you are contributing through an employer, the employer may have a minimum).



ACCESS TO YOUR MONEY

o Lump sum withdrawals (You may be subject to a withdrawal charge for certain withdrawals or transfers from the GRAs. You may also incur income tax and a penalty tax on any withdrawal.)

PAYOUT ALTERNATIVES

o  Fixed annuity payout benefit

o  Periodic distribution option

o  Single sum payment

o  Other annuity or optional retirement benefits we may offer


ADDITIONAL FEATURES

o  Transfers among the Funds

o  Transfers from the GRAs, subject to special rules

o Toll-free telephone access to information regarding your account and use of the Account Investment Management system for transfers


FEES AND CHARGES

o Participant service charge assessed quarterly for certain administrative services. Maximum of $30 per year.

o Administrative charge, for expenses not covered by the participant service charge, assessed daily against assets of the Funds at an annual rate of 0.25%.

o  Other expenses charged directly to the Funds for operating expenses.

o 7% charge, not to exceed interest earned, on amounts withdrawn or transferred from GRAs. There are exceptions to withdrawal charge.


o Annual expenses of the Trusts' Portfolios are calculated as a percentage of net assets in each Portfolio. These expenses include management fees ranging from 0.10% to 1.20% annually, other expenses and, for certain portfolios, 12b-1 fees of 0.25% annually.


o One-time enrollment fee of $25 for each employee Certificate owner participating in a SEP or SIMPLE; payable by the employee or the employer.


o Annuitization fee of up to $350 if a participant elects an annuity option at retirement. A higher fee may apply when an optional annuity benefit, other than the normal form of annuity, is elected.

The above is not a complete description of all material provisions of the Certificates. For more detailed information we urge you to read the contents of this prospectus, as well as your Certificate. Please feel free to speak with us if you have any questions.


                                                  AXA Equitable's 300+ Series  5

HOW TO REACH US


You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
 FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable 300+ Series
P.O. Box 13871
Newark, New Jersey 07188-0014


--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., WITHDRAWALS, OR
 REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable 300+ Series
P.O. Box 2468 G.P.O.
New York, New York 10116


--------------------------------------------------------------------------------
 TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may also use our AIM System to reach us toll-free at 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea, Switzerland, and United Kingdom for a recording of:

o  Daily unit values for the Funds.

o  Guaranteed rates applicable to the GRAs.

o  Performance results for each Fund.

You may also use our toll-free number to change allocation instructions, make telephone transfers among the investment options, or, during our regular business hours, to speak with one of our customer service representatives.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

You should send all contributions, notices, and requests to our Processing Office at the address above.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the Certificate owner. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by AXA Equitable. You should not rely on any other information or representation.



6  AXA Equitable's 300+ Series

Fee table

--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.


The first table describes fees and expenses that you will pay at the time of your initial contribution, if you take withdrawals or make transfers from the GRAs or if you purchase an annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


------------------------------------------------------------------------------------------------------------------------------
 Charges we may deduct from your initial contribution
------------------------------------------------------------------------------------------------------------------------------
SEP and SIMPLE enrollment fee(1)                               $25
------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account balance at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------
Maximum charge for withdrawals or transfers from the GRAs(2)   7.00%
------------------------------------------------------------------------------------------------------------------------------
Charge if you purchase an annuity payout option                $350

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.



------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your Funds expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------
Administrative charge                                          0.25%
------------------------------------------------------------------------------------------------------------------------------
Maximum Fund related other expenses(3)                         0.48%
------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account balance at the end of each calendar quarter
------------------------------------------------------------------------------------------------------------------------------
Maximum participant service charge(4)                           $30
------------------------------------------------------------------------------------------------------------------------------



A proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any Fund of the Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses (as of December 31, 2004) charged by any of the Portfolios that apply periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

-------------------------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
-------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2004 (expenses that are deducted        Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or     ------     -------
other expenses)(5)                                                                     0.39%      1.85%
-------------------------------------------------------------------------------------------------------------------------

This table shows the fees and expense for 2004 as an annual percentage of each Portfolio's daily average net assets.




--------------------------------------------------------------------------------
                                    Fund Related Expenses
--------------------------------------------------------------------------------
                          Administrative      Other
     Portfolio Name          Charge          Expenses    Total
--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
AXA Moderate Allocation      0.25%            0.27%      0.52%
AXA Premier VIP Aggressive
 Equity                      0.25%            0.39%      0.64%
AXA Premier VIP High Yield   0.25%            0.46%      0.71%
AXA Premier VIP Technology   0.25%            0.00%      0.25%
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/Alliance Common Stock     0.25%            0.32%      0.57%
EQ/Alliance Growth and
 Income                      0.25%            0.48%      0.73%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Trust Related Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net                       Net
                                                                                           Total         Fee        Total
                                 Management                                               Annual       waivers       Annual
                                    Fee                                    Underlying    Expenses      and/or       Expenses
                                   Before                                  Portfolio      Before       Expense       After
                                  Expense        12b-1        Other        Fees and      Expense    Reimburse-     Expense
        Portfolio Name         Limitation(9)    Fees(10)   Expenses(11)   Expenses(5)   Limitation    ments(12)   Limitations
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation           0.10%           --           0.16%          0.83%         1.09%        (0.16)%      0.93%
AXA Premier VIP Aggressive
 Equity                           0.62%           --           0.18%            --          0.80%           --        0.80%
AXA Premier VIP High Yield        0.58%           --           0.18%            --          0.76%           --        0.76%
AXA Premier VIP Technology        1.20%          0.25%         0.40%            --          1.85%         0.00%       1.85%
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock          0.47%            --          0.05%            --          0.52%           --        0.52%
EQ/Alliance Growth and
 Income                           0.56%            --          0.05%            --          0.61%           --        0.61%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Net
                               Total
        Portfolio Name        Expenses
--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
AXA Moderate Allocation        1.61%
AXA Premier VIP Aggressive
 Equity                        1.44%
AXA Premier VIP High Yield     1.47%
AXA Premier VIP Technology     2.10%
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/Alliance Common Stock       1.09%
EQ/Alliance Growth and
 Income                        1.34%
--------------------------------------------------------------------------------


                                                                      Fee table
7

--------------------------------------------------------------------------------
                                      Fund Related Expenses
--------------------------------------------------------------------------------
                             Administrative      Other
   Portfolio Name                Charge         Expenses     Total
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/Alliance Intermediate
 Government Securities            0.25%            0.09%      0.34%
EQ/Alliance International         0.25%            0.15%      0.40%
EQ/Capital Guardian U.S. Equity   0.25%            0.00%      0.25%
EQ/Equity 500 Index               0.25%            0.20%      0.45%
EQ/Lazard Small Cap Value         0.25%            0.20%      0.45%
EQ/Mercury International Value    0.25%            0.20%      0.45%
EQ/MFS Emerging Growth
 Companies                        0.25%            0.20%      0.45%
EQ/Money Market                   0.25%            0.32%      0.57%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Trust Related Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Net                       Net
                                                                                              Total        Fee          Total
                                    Management                                                Annual      waivers       Annual
                                       Fee                                    Underlying     Expenses     and/or       Expenses
                                      Before                                  Portfolio      Before       Expense       After
                                     Expense        12b-1         Other        Fees and      Expense    Reimburse-     Expense
             Portfolio Name        Limitation(9)   Fees(10)    Expenses(11)   Expenses(5)   Limitation    ments(12)   Limitations
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate
 Government Securities                 0.50%      --             0.06%          --            0.56%        --           0.56%
EQ/Alliance International              0.73%      --             0.12%          --            0.85%        0.00%        0.85%
EQ/Capital Guardian U.S. Equity        0.65%      0.25%          0.05%          --            0.95%        0.00%        0.95%
EQ/Equity 500 Index                    0.25%      0.25%          0.05%          --            0.55%        --           0.55%
EQ/Lazard Small Cap Value              0.75%      0.25%          0.05%          --            1.05%        0.00%        1.05%
EQ/Mercury International Value         0.85%      0.25%          0.15%          --            1.25%        0.00%        1.25%
EQ/MFS Emerging Growth
 Companies                             0.65%      0.25%          0.06%          --            0.96%        --           0.96%
EQ/Money Market                        0.34%      --             0.05%          --            0.39%        --           0.39
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
                                      Net
                                     Total
           Portfolio Name           Expenses
---------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------
EQ/Alliance Intermediate
 Government Securities               0.90%
EQ/Alliance International            1.25%
EQ/Capital Guardian U.S. Equity      1.20%
EQ/Equity 500 Index                  1.00%
EQ/Lazard Small Cap Value            1.50%
EQ/Mercury International Value       1.70%
EQ/MFS Emerging Growth
 Companies                           1.41%
EQ/Money Market                      0.96%
--------------------------------------------


(1) We charge a one time non-refundable enrollment fee of $25 for each participant in a SEP or SIMPLE IRA. Unless otherwise paid by your employer, we collect this fee from your initial contribution.

(2) We generally impose a charge on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or transferred, or, if less, the accumulated interest. No withdrawal or transfer charge applies to amounts in the Funds.

(3) These expenses vary by Fund and will fluctuate from year to year based on actual expenses. See the table that provides the expenses for each Fund later in this section.


(4) This charge is to reimburse us for certain administrative charges. For SEP and SIMPLE IRA, the charge is up to $15 per year. For regular IRA, Roth IRA and TSA Certificates, the charge is up to $30 per year. See "Participant service charge" in "Charges and expenses" later in this prospectus for more information.

(5) The AXA Moderate Allocation variable investment option invests in a corresponding portfolio of AXA Premier VIP Trust. The AXA Moderate Allocation portfolio in turn invests in shares of other portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "underlying portfolios"). Amounts shown reflect the AXA Moderate Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of 12/31/04. A "--" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(6) AXA Equitable currently reimburses these Funds on a discretionary basis for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. See "Certain expense limitations" later in this prospectus.

(7) AXA Equitable will reimburse these Funds for certain expenses to the extent they exceed 1.5% in any calendar year of the Fund's average daily net assets. See "Certain expense limitations" later in this prospectus.

(8) AXA Equitable will reimburse the EQ/Money Market Fund for certain expenses to the extent they exceed 1.0% in any calendar year of the Fund's average daily net assets. See "Certain expense limitations" later in this prospectus.

(9) The management fees and administrative fees for each portfolio cannot be increased without a vote of each Portfolio's shareholders. The annual amount of management fees applicable to the EQ/Money Market Portfolio and EQ/Alliance Intermediate Government Securities Portfolio is limited to 0.35% of the value of the Portfolios' average daily net assets. This resulted in 0.15% reimbursement by AXA Equitable of management fees for the EQ/Alliance Intermediate Government Securities Fund. This limitation is a Certificate right for participants who enrolled prior to May 1, 1987 and cannot be changed without their prior consent. AXA Equitable has voluntarily agreed to impose this limitation for participants who enrolled after May 1, 1997 and reserves the right to discontinue the limitation at any time. See "Charges and expenses--Certain expense limitations" later in this prospectus.

(10) Applicable Portfolio shares are subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.

(11) Other expenses shown are those incurred in 2004. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (12) for any expense limitation agreements and "Certain Expense Limitations" under "Charges and expenses" later in this prospectus.

(12) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each Portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the manager of the AXA Premier VIP Trust and the EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain portfolios, which are effective through April 30, 2006. Under these Agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:

--------------------------------------------
                Portfolio Name
--------------------------------------------
   AXA Moderate Allocation           0.92%
--------------------------------------------
   AXA Premier VIP Aggressive Equity 0.68%
--------------------------------------------
   AXA Premier VIP Technology        1.75%
--------------------------------------------
   EQ/Alliance Common Stock          0.43%
--------------------------------------------
   EQ/Alliance Growth and Income     0.55%
--------------------------------------------
   EQ/Alliance International         0.83%
--------------------------------------------


8 Fee table

------------------------------------------
                Portfolio Name
------------------------------------------
------------------------------------------
   EQ/Capital Guardian U.S. Equity  0.93%
------------------------------------------
   EQ/Lazard Small Cap Value        0.86%
------------------------------------------
   EQ/Mercury International Value   1.18%
------------------------------------------
   EQ/MFS Emerging Growth Companies 0.91%
------------------------------------------


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assumes the maximum charges applicable under the contract and that no amounts are allocated to the GRAs. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The guaranteed rate accounts are not covered by the examples. However, the ongoing expenses do apply to the guaranteed rate accounts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------
                                                       If you do not surrender your contract at
                                                         the end of the applicable time period
------------------------------------------------------------------------------------------------------
                                                 1 Year       3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                          $ 203.43     $ 575.92     $   970.53   $ 2,063.83
------------------------------------------------------------------------------------------------------
AXA Premier VIP Aggressive Equity                $ 186.47     $ 524.20     $   882.91   $ 1,881.49
------------------------------------------------------------------------------------------------------
AXA Premier VIP High Yield                       $ 189.50     $ 533.45     $   898.61   $ 1,914.29
------------------------------------------------------------------------------------------------------
AXA Premier VIP Technology                       $ 252.95     $ 725.91     $ 1,222.83   $ 2,579.08
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 151.05     $ 415.60     $   697.91   $ 1,490.79
------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    $ 176.36     $ 493.29     $   830.39   $ 1,771.37
------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities   $ 131.77     $ 356.17     $   596.08   $ 1,272.43
------------------------------------------------------------------------------------------------------
EQ/Alliance International                        $ 167.25     $ 465.39     $   782.89   $ 1,671.23
------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  $ 162.19     $ 449.85     $   756.41   $ 1,615.18
------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              $ 141.92     $ 387.49     $   649.80   $ 1,387.92
------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                        $ 192.53     $ 542.70     $   914.29   $ 1,946.99
------------------------------------------------------------------------------------------------------
EQ/Mercury International Value                   $ 212.71     $ 604.14     $ 1,018.20   $ 2,162.28
------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 $ 183.44     $ 514.94     $   867.18   $ 1,848.58
------------------------------------------------------------------------------------------------------
EQ/Money Market                                  $ 137.86     $ 374.97     $   628.34   $ 1,341.87
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                           If you annuitize at the end of
                                                             the applicable time period
                                                  1 Year      3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                          $ 553.43     $   925.92   $ 1,320.53     $ 2,413.83
AXA Premier VIP Aggressive Equity                $ 536.47     $   874.20   $ 1,232.91     $ 2,231.49
AXA Premier VIP High Yield                       $ 539.50     $   883.45   $ 1,248.61     $ 2,264.29
AXA Premier VIP Technology                       $ 602.95     $ 1,075.91   $ 1,572.83     $ 2,929.08
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 501.05     $   765.60   $ 1,047.91     $ 1,840.79
EQ/Alliance Growth and Income                    $ 526.36     $   843.29   $ 1,180.39     $ 2,121.37
EQ/Alliance Intermediate Government Securities   $ 481.77     $   706.17   $   946.08     $ 1,622.43
EQ/Alliance International                        $ 517.25     $   815.39   $ 1,132.89     $ 2,021.23
EQ/Capital Guardian U.S. Equity                  $ 512.19     $   799.85   $ 1,106.41     $ 1,965.18
EQ/Equity 500 Index                              $ 491.92     $   737.49   $   999.80     $ 1,737.92
EQ/Lazard Small Cap Value                        $ 542.53     $   892.70   $ 1,264.29     $ 2,296.99
EQ/Mercury International Value                   $ 562.71     $   954.14   $ 1,368.20     $ 2,512.28
EQ/MFS Emerging Growth Companies                 $ 533.44     $   864.94   $ 1,217.18     $ 2,198.58
EQ/Money Market                                  $ 487.86     $   724.97   $   978.34     $ 1,691.87


CONDENSED FINANCIAL INFORMATION

Please see Appendix I, at the end of this prospectus, for the unit values, as of the dates shown, for each of the Funds.

                                                                     Fee table 9

1. Certificate features

--------------------------------------------------------------------------------

HOW DO I PURCHASE AND CONTRIBUTE TO MY CERTIFICATE?
You or your employer may purchase and contribute to a Certificate by making payments to us. You may contribute under a Regular IRA, Roth IRA, SIMPLE IRA, or under a SEP. Your employer contributes under a SEP, TSA, or SIMPLE IRA. We have no minimum contribution amount. However, an employer may establish a minimum contribution amount for payroll deductions. The following table summarizes certain information regarding the Certificates and contributions.


-----------------------------------------------------------------------------------------------------
 Certificate Type                           Contribution Sources
-----------------------------------------------------------------------------------------------------
Regular IRA                                o "Regular" IRA contributions may not exceed
                                              $4,000 for 2005; same for 2006.
-- typically pre-tax contributions         o Additional catch-up contributions.
-- distributions are taxable               o Eligible rollover distributions from TSA
                                             contracts or other 403(b) arrangements,
                                             qualified plans, and governmental employer
                                             EDC plans.
                                           o Rollovers of after-tax funds from Regular
                                             IRAs, 403(b) plans and qualified plans.
                                           o Rollovers from another traditional individual
                                             retirement arrangement.
                                           o Direct custodian-to-custodian transfers from
                                             other traditional individual retirement
                                             arrangements.
------------------------------------------------------------------------------------------------------
Roth IRA                                   o "Regular Roth" IRA contributions may not
-- after-tax contributions                   exceed $4,000 for 2005; same for 2006.
-- distributions are tax-free              o Additional catch-up contributions.
  when conditions met                      o Conversion rollovers from a Regular IRA.
                                           o Rollovers from another Roth IRA.
                                           o Direct transfers from another Roth IRA.
------------------------------------------------------------------------------------------------------
TSA                                        o Employer-remitted "salary reduction" and/or
-- favorable tax treatment for employees     various types of employer contributions.
  of tax-exempt organizations and public   o Additional catch-up contributions.
  schools                                  o Subject to recipient plan approval, eligible
                                             rollover distributions from other 403(b) plans,
                                             qualified plans (may include after tax funds),
                                             and of pre-tax funds from governmental
                                             employer EDC plans and Regular IRAs.
                                           o Direct transfers from another contract or
                                             arrangement complying with Code Section
                                             403(b) by means of IRS Revenue Ruling
                                             90-24.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Certificate Type                           Contribution Limitations
------------------------------------------------------------------------------------------------------
Regular IRA                                o No regular IRA contributions in the calendar
                                             year you turn age 70-1/2 and thereafter.
-- typically pre-tax contributions         o Additional catch-up contributions of up to
-- distributions are taxable                 $500 can be made for the calendar year
                                             2005 ($1,000 for 2006) where the owner is
                                             at least age 50 but under age 70-1/2 at any
                                             time during the calendar year for which the
                                             contribution is made.
                                           o Rollover or direct transfer contributions after
                                             age 70-1/2 must be net of required minimum
                                             distributions.
------------------------------------------------------------------------------------------------------
Roth IRA                                   o Additional catch-up contributions totaling up
-- after-tax contributions                   to $500 can be made for the calendar year
-- distributions are tax-free                2005 ($1,000 for 2006) where the owner is
   when conditions met                       at least age 50 at any time during the
                                             calendar year for which the contribution is
                                             made.
                                           o Conversion rollovers after age 70-1/2 must be
                                             net of required minimum distributions for the
                                             Regular IRA you are rolling over.
                                           o You cannot make a conversion rollover from
                                             a Regular IRA if your adjusted gross income
                                             is $100,000 or more.
------------------------------------------------------------------------------------------------------
TSA                                        o For 2005, the maximum amount of employer
-- favorable tax treatment for employees     and employee contributions is generally the
   of tax-exempt organizations and public    lesser of $42,000 or 100% of compensation;
   schools                                   with maximum employee salary reduction
                                             contribution of $14,000.
                                           o If your employer's plan permits, additional
                                             salary reduction catch-up contributions
                                             totaling up to $4,000 can be made where
                                             the annuitant is at least age 50 at any time
                                             during 2005.
                                           o Rollover or direct transfer contributions after
                                             age 70-1/2 must be net of required minimum
                                             distributions.
------------------------------------------------------------------------------------------------------


10 Certificate features

------------------------------------------------------------------------------------------------------
 Certificate Type                             Contribution Sources
------------------------------------------------------------------------------------------------------
SEP                                          o Employer contributions.
-- simplified employee pension plans         o Employee contributions permitted.
-- employer contributions to a Regular IRA
   issued to and owned by employee
------------------------------------------------------------------------------------------------------
SIMPLE IRA                                   o Employee salary reduction and employer
-- savings incentive match                     matching contributions or employer
   plan for employees                          non-elective contributions.
-- employer contributions to a Regular IRA
   issued to and owned by employee


------------------------------------------------------------------------------------------------------
 Certificate Type                             Contribution Limitations
------------------------------------------------------------------------------------------------------
SEP                                          o For 2005, annual employer contributions up
-- simplified employee pension plans           to the lesser of $42,000 or 25% of employee
-- employer contributions to a Regular IRA     compensation.
   issued to and owned by employee           o Employee contributions subject to Regular
                                               IRA limits.
------------------------------------------------------------------------------------------------------
SIMPLE IRA                                   o Salary reduction contributions of up to
-- savings incentive match                     $10,000 for 2005.
   plan for employees                        o Employer matching contributions up to 3% of
-- employer contributions to a Regular IRA     employee compensation; 2% non-elective
   issued to and owned by employee             contributions.
                                             o If your employer's plan permits, additional
                                               salary reduction catch-up contributions
                                               totalling up to $2,000 can be made where
                                               the owner is at least age 50 but under age
                                               70-1/2 at any time during 2005.
                                             o Limits on contributions after age 70-1/2.
------------------------------------------------------------------------------------------------------



See "Tax information" later in this prospectus and in the SAI for a more detailed discussion of certain contribution and other limitations.


OWNER AND ANNUITANT REQUIREMENTS


The annuitant and the owner must be the same person.



HOW DO I MAKE MY CONTRIBUTIONS?


Contributions must be in the form of a check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars and made payable to AXA Equitable. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.


We do not monitor whether contributions exceed limitations in the Internal Revenue Code. However, we reserve the right to refuse contributions that we believe to exceed those limitations.

You make contributions under a Regular IRA or Roth IRA Certificate by sending your payment directly to us. For TSA, SEP or SIMPLE IRA Certificates, your employer sends contributions to us on your behalf. Payroll deduction amounts will be automatically transferred to us for allocation to the investment options as you direct.

We invest your contributions on the date we receive them, provided they are accompanied by a properly completed instruction form. If the date of receipt is not a business day, or after the close of a business day, we invest your contributions on the next business day.

Initial contributions must be accompanied by an application and any other form we require to process the payments. We may retain your initial contribution for five business days while we attempt to obtain any information that is missing or unclear. If we cannot obtain the information we require within the five business days, our Processing Office will inform you or your employer of the circumstances and return the contribution unless you or your employer specifically consent to our retaining your contribution until we receive the required information.

Generally our "business day" is any day the New York Stock Exchange is open for trading and generally ends at 4 p.m. Eastern Time. A business day does not include a day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.

DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS

If contributions are discontinued your participation under a Certificate will remain in effect and contributions may be resumed at any time. However, under SEP and SIMPLE Certificates, contributions may not be resumed. We reserve the right to close a participant's account and terminate the Certificate if no contributions are made within 120 days of the issue date of a Certificate.

We also reserve the right to close a participant's account and pay any account balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the account balance does not exceed $2,000 or (2) the annuity which the existing account balance would purchase at the participant's retirement date would be less than $20 per month based on the current annuity rates in effect under the Certificate.


WHAT ARE MY INVESTMENT OPTIONS WITHIN THE CERTIFICATE?


We allocate your contributions among the investment options available under the Certificates according to your instructions. Your investment options are the Funds and the GRAs.


VARIABLE INVESTMENT FUNDS


Your investment results in any one of the Funds will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund. Listed below are the currently available Portfolios, their investment objectives, and their advisers. You can choose among Funds that invest in corresponding Portfolios.


                                                        Certificate features  11

PORTFOLIOS OF THE TRUSTS

You should note that some Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.



------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust
 Portfolio Name                       Objective                                           Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION               Seeks long-term capital appreciation and            o AXA Equitable
                                      current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE EQUITY     Seeks long-term growth of capital.                  o Alliance Capital Management L.P.
                                                                                          o MFS Investment Management
                                                                                          o Marsico Capital Management, LLC
                                                                                          o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD            Seeks high total return through a combination       o Alliance Capital Management L.P.
                                      of current income and capital appreciation.         o Pacific Investment Management
                                                                                            Company LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY            Seeks long-term growth of capital.                  o Firsthand Capital Management, Inc.
                                                                                          o RCM Capital Management LLC
                                                                                          o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name                       Objective                                           Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK              Seeks to achieve long-term growth of capital.       o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND INCOME         Seeks to provide a high total return.               o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE GOVERNMENT   Seeks to achieve high current income consistent     o Alliance Capital Management L.P.
SECURITIES                            with relative stability of Principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL             Seeks to achieve long-term growth of capital.       o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S. EQUITY       Seeks to achieve long-term growth of capital.       o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                   Seeks a total return before expenses that           o Alliance Capital Management L.P.
                                      approximates the total return performance of
                                      the S&P 500 Index, including reinvestment of
                                      dividends, at a risk level consistent with that
                                      of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE             Seeks capital appreciation.                         o Lazard Asset Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY INTERNATIONAL VALUE        Seeks capital appreciation.                         o Merrill Lynch Investment Managers
                                                                                            International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH COMPANIES      Seeks to provide long-term capital growth.          o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                       Seeks to obtain a high level of current income,     o Alliance Capital Management L.P.
                                      preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------


You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing.


12 Certificate features

GUARANTEED RATE ACCOUNTS

You can allocate contributions to the GRAs that provide principal and interest guarantees. These amounts become part of our general account assets. We discuss our general account under "More information" later in this prospectus.


Currently, we offer GRAs with guarantee periods of one and three years. We may offer additional or different guarantee periods in the future.

New one-year and three-year guarantee periods are offered each calendar quarter. We announce a fixed interest rate for each guarantee period at least 10 days before the beginning of the quarter. Interest rates are set according to our procedures at the time. Thus, different interest rates may apply to different amounts in the GRAs. All interest rates are effective interest rates, reflecting daily compounding and the deduction of the participant service charge. The guaranteed annual rate of interest will never be less than 3%.

At the end of a guarantee period (the maturity date), unless you instruct us otherwise, we will automatically contribute the accumulated amount to a new guarantee period of similar duration. If we are offering no guarantee period of a similar duration, we will transfer the amount to the maturity period of the shortest duration we then offer.

You may allocate amounts in maturing guarantee periods to one or more other investment options by using the AIM System (see below). We must receive instructions before the maturity date. We will apply those instructions to all maturing guarantee periods until we receive other instructions.


The amount of your contributions to the GRAs is guaranteed by us (before deduction of any participant service charge). However, withdrawals and transfers out of a guarantee period before a maturity date, may be subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. For further information regarding the GRAs, please see "The Guaranteed Rate Accounts" in the SAI.



ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all of the Funds or GRAs. Allocations must be in whole percentages, which you may change at any time in writing or by telephone using our voice response system. (See "Our Account Investment Management System ("AIMS") below.) Changes are effective on the date we receive all necessary information. Allocation changes have no effect on amounts already invested.


OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS")


Participants may use AIMS to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. We assign a personal security code ("PSC") number to you after we receive your completed enrollment form.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions we reasonably believe to be genuine.


A transfer request will be effective on the business day we receive the request if we receive it before the close of the business day. Otherwise the transfer request will be effective on the next business day. We will confirm all transfers in writing. We reserve the right to limit access to this service if we determine that you are engaged in a disruptive transfer activity such as "market timing." (See "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus.)


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your Certificate, you may return it to us for a refund. To exercise this cancellation right, you must mail the Certificate directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

Your refund will equal your contributions under the Certificate or, if greater, with respect to contributions allocated to the Funds, your account value, computed on the date we receive your Certificate.


We follow these same procedures if you change your mind before you receive your Certificate, but after you make a contribution. Please see "Tax information" later in this prospectus and in the SAI for possible consequences of canceling your Certificate.


If you fully convert an existing Regular IRA Certificate to a Roth IRA Certificate, you may cancel your Roth IRA Certificate and return to a Regular IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office.


                                                        Certificate features  13

2. Determining your Certificate's value

--------------------------------------------------------------------------------


We credit the full amount of your contributions under your Certificate. At any time, the value of your Certificate is the "account balance" in the Funds and the GRAs to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See "Charges and expenses" later in this prospectus.

We refer to the amount of the account balance attributable to the GRAs as their "cash value." The cash value of a GRA guarantee period reflects a withdrawal charge, as described below.



YOUR ACCOUNT BALANCE IN THE FUNDS


Your contributions to one or more of the Funds are, in turn, invested in shares of a corresponding Portfolio. The value of your interest in each Fund is measured by "units" that are purchased with your contributions. Your units will increase or decrease in value as though you had invested in the corresponding Portfolio's shares directly. Your account balance, however, will decrease by the amount of the fees and charges that we deduct under the Certificate. Your account balance will also decrease by the dollar amount of any withdrawals that you make.


We determine the number of units of a Fund you purchase by dividing the amount of your contribution by the Fund's unit value for the business day on which we receive your contribution. On any day, the value of your interest in a Fund equals the number of units credited to your Certificate under that Fund, multiplied by the value for one unit. The number of your units in any Fund does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options.


YOUR ACCOUNT BALANCE IN THE GRAS

Your account balance in the GRAs, represented by their cash value, is equal to your contributions and transfers to those options, plus accrued interest, less withdrawals and transfers out of the GRAs and charge deductions. The cash value of your GRAs will be less any withdrawal charge that applies on withdrawals, including transfers, from any of your GRA guarantee periods prior to maturity. Thus, if you withdrew an amount from a GRA period, before the maturity date, we would pay you the cash value. Please see "The Guaranteed Rate Accounts" in the SAI for more information.


14  Determining your Certificate's value

3. Transferring your money among investment options

--------------------------------------------------------------------------------


At any time before the date annuity benefit payments begin, you can transfer some or all of your account balance among the investment options. Withdrawals or transfers from the GRAs before a maturity date are restricted and may be subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. In addition, we reserve the right to restrict transfers among the Funds as described in your contract, including limitations on the number, frequency, or dollar amount of transfers.


You may request a transfer by telephone using AIMS. Transfer requests should specify:

o  your Social Security number,

o  the amounts or percentages to be transferred, and

o  the investment options to and from which the amounts are to be transferred.

We will make transfers involving the Funds as of the business day we receive your transfer request and all necessary information if we receive your request before the close of the business day. Otherwise, we will make transfers involving the Funds on the next business day.

Transfers are permitted to and from the guarantee periods of the GRAs, but transfers may not be made from one guarantee period to another, nor during the "open period" in calendar quarters when new guarantee periods are offered for GRAs. In the case of trustee-to-trustee transfers during the open period, we will impose a withdrawal charge. Transfers from a GRA guarantee period, like withdrawals, may be subject to a withdrawal charge.



DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by contract owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a contract owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated



                            Transferring your money among investment options  15
transaction services. We currently apply such action for the remaining life of each affected contract. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/ participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



16  Transferring your money among investment options

4. Accessing your money

--------------------------------------------------------------------------------


WITHDRAWING YOUR ACCOUNT BALANCE


You can withdraw your account balance at any time before annuity benefits begin. Withdrawals from the GRAs will be withdrawals of cash value, giving effect to any withdrawal charge. No withdrawal charge applies to withdrawals from any of the Funds.


Partial withdrawals under a periodic distribution option are subject to certain restrictions that we describe below under "Choosing your retirement payout options." Distributions under TSA Certificates may also be subject to certain restrictions. For the tax consequences and restrictions relating to withdrawals, see "Tax information" later in this prospectus and in the SAI.


We will consider withdrawal requests that result in a total remaining account balance of less than $100 as a request to surrender your Certificate, unless you tell us otherwise.

Your request for a withdrawal should be in writing on our specified form. For a partial withdrawal, you must specify the investment options from which you want to take the withdrawal. Otherwise, we will withdraw from each investment option on a pro rata basis. If you request a full surrender, you must also send us your Certificate with the request. When we receive the information we require, the withdrawal or full surrender will become effective. If we receive only partial information, our Processing Office will contact you for complete instructions before processing your request.

SURRENDERING YOUR CERTIFICATE TO RECEIVE YOUR ACCOUNT BALANCE

You may surrender your Certificate to receive your account balance at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request on our prescribed form at our Processing Office. We will determine your account balance on the date we receive the required information. All benefits under the Certificate will terminate as of that date.


You may receive your account balance in a single sum payment or apply all or part of it to one or both of the annuity payout options described under "Choosing your retirement payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus and in the SAI.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments upon a withdrawal or surrender within seven calendar days after the date we receive all necessary information and documents we require in the circumstances. We may postpone such payments or application of proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a Fund's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect persons remaining in the Funds.


CHOOSING YOUR RETIREMENT PAYOUT OPTIONS


When you are ready to receive retirement benefits you have a choice of several options:

o  Single sum benefit payment.

o  Periodic distribution option.

o  Fixed full cash refund annuity.

o  Other forms of annuities we may offer.

If you choose a single sum benefit payment, your account value in the Funds and cash value in the GRAs will be applied to provide the benefit. The cash value may reflect a withdrawal charge.

The same amounts will be applied to provide a periodic distribution option of at least three years or the fixed full cash refund annuity under the Certificate, or any other optional fixed annuity we may offer. However, if you elect a periodic distribution or annuity, no withdrawal charge will be imposed on amounts derived from the GRAs.



ANNUITY PAYOUT OPTIONS

Depending upon the terms of your Certificate, you can choose from among the following annuity payout options:


FULL CASH REFUND ANNUITY. This is the "normal form of annuity benefit." However, in certain states* the normal form of annuity benefit is a 10 year period certain. For further information see below. It provides a fixed annuity for the lifetime of the annuitant. The participant's beneficiary will receive a cash refund if, at the participant's death, the total annuity payments do not equal the amount that we applied to provide the annuity. This refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.

Once fixed payments begin, the amount of each payment does not change. We determine the minimum amount from tables in the Certificate that show monthly payments for each $1,000 applied (after deduction of any applicable tax charges and the annuitization fee). If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect produces a larger payment, we pay the larger benefit. We may change the amount of monthly payments shown in Certificates for new participants.

TEN-YEAR PERIOD CERTAIN ANNUITY. An annuity that guarantees payments for 10 years. The guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

----------------------
* FL, MD, MN, MO, PA, SD, TX, UT, WA, NC, MA

                                                        Accessing your money  17

PERIODIC DISTRIBUTION OPTION. An annuity option that pays out your entire account balance in monthly, quarterly, semi-annual or annual installment payments over a period of at least three years, as you or your beneficiary choose. The payout period may not generally exceed applicable life expectancy limitations, as described in "Tax information" in the SAI.


To calculate the amount of each payment, you specify a dollar amount or a time period. If a time period, we determine the amount of a payment by dividing the remaining account balances by the number of remaining payments. We make withdrawals pro rata from each investment option. Currently, we distribute periodic payments from the GRAs without withdrawal charges. We retain the right to suspend these distributions from the GRAs in the future.


We require an initial monthly payment of at least $50 under the periodic distribution option. After payments begin, you may continue to transfer amounts among the investment options, according to our rules. By written notice, you may make a partial withdrawal or elect to stop the periodic distribution payments and receive your remaining account balance in a single sum.

OTHER ANNUITIES OR OPTIONAL RETIREMENT BENEFITS. You may elect forms of fixed annuities, other than the normal form of annuity benefit, we offer, including joint and survivor annuities. Payments under life or joint life annuities that do not specify a minimum distribution period terminate with the death of the last surviving annuitant.

You may specify a minimum distribution period under which benefits continue to a beneficiary. You may not specify a minimum distribution period that is greater than your life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than your spouse, payments to the surviving beneficiary are limited as the Final Treasury Regulations provide.

Once a life annuity takes effect, the annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity payout is available only if the amount applied to pay the annuity is $2,000 or more and results in an initial payment of at least $20.

If you are participating under a TSA program and have not chosen a retirement benefit the normal form of annuity will be provided unless the TSA provides otherwise. Under certain TSAs you may be required to elect a joint and survivor annuity payout unless your spouse consents in writing to a different election.

You can choose the date annuity payments are to begin. This is your "retirement date." If you do not advise us of your retirement date, we will assume that it is the date you attain age 70-1/2. You can change your retirement date in writing, but the date must be the first day of a calendar month. Also, that date may not be later than the date applicable for the type of qualified plan in which you use the Certificate.

If you have not already selected a form of annuity payout, we will send you a form on which you may do so or confirm that the normal form of annuity is to be provided. We will send the form six months before your retirement date. Your account balance will remain invested until we receive your instructions. Once you have selected a payout option and payments have begun, you may make no further change.

The amount of the annuity payments will depend on:

o  the amount applied to purchase the annuity,

o  the type of payout option you choose, and,

o in the case of a life annuity, your age (or your and your joint annuitant's ages) and in certain instances, gender.


18  Accessing your money

5. Charges and expenses

--------------------------------------------------------------------------------


CHARGES THAT AXA EQUITABLE DEDUCTS


We deduct the charges described below during the accumulation period, or if you elect either the fixed annuity option or the periodic distribution option. We will not increase these charges for the life of your Certificate, except as noted.

PARTICIPANT SERVICE CHARGE

On the last day of each calendar quarter, we charge your account balance to reimburse us for certain administration expenses under the Certificates, such as salaries and other overhead costs, travel, legal, actuarial and accounting costs. The charge is up to $15 per year for SEP and SIMPLE IRA Certificates, and up to $30 per year for Regular IRA, Roth IRA, and TSA Certificates. We deduct these charges from the amounts held in the Funds in accordance with our administrative procedures then in effect.

The participant service charge applicable to a Certificate depends on several factors. It will vary depending on:

o whether contributions are made by payroll deduction or direct contribution, and

o the number of participants contributing through the same payroll deduction facility or group, and the total contributions that we receive from an affiliated group, and the nature of the group purchasing the Certificates, and the extent to which an employer provides services that we would otherwise provide, and other circumstances that may have an impact on administrative expenses.

We reserve the right to change the participant service charge on advance written notice, or to impose the charge on a less or more frequent basis. In no case, will the charge exceed $30 per year.

ADMINISTRATION CHARGE

We impose a daily charge at the annual rate of 0.25% of the net assets of each Fund. The charge is to reimburse us for administration expenses not covered by the participant service charge. We reflect this charge in the computation of unit values for each Fund.

PROGRAM-RELATED OTHER EXPENSES

We also charge certain additional costs and expenses directly to the Funds. These include, among other things, certain expenses we incur in the operation of the Funds, taxes, interest, SEC charges, and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping.

We reflect these expenses in the unit values for each Fund.

LIFE ANNUITY ADMINISTRATIVE CHARGE

If you elect the fixed annuity option under the Certificate, at retirement we will deduct up to $350 from the amount applied to purchase the annuity. This amount is designed to reimburse us for administrative expenses we incur in processing the application for the annuity and issuing each monthly payment. The specific amount of the charge will depend on your date of enrollment. We may give you a better annuity purchase rate than those currently guaranteed in the Certificates. In that case, the annuity administrative charge may be greater than $350, unless we otherwise provide in your Certificate.

SEP AND SIMPLE ENROLLMENT FEE

We charge a non-refundable fee of $25 upon the enrollment of each Participant in a SEP or SIMPLE IRA. We collect the fee from the employer, or we deduct it from the first contribution.

GUARANTEED RATE ACCOUNTS WITHDRAWAL CHARGE

We impose a charge on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or transferred during the guarantee period, or, if less, the accumulated interest. The charge, however, does not apply:

o  at maturity of the GRA guarantee period,

o  to withdrawals due to death or disability,

o  when the periodic distribution installment option is elected, or

o  when an annuity retirement option is elected.

However, the withdrawal charge applies to any other pre-maturity withdrawals at retirement.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us such as state premium taxes in your state. Generally, we deduct the charge from the amount applied to provide the annuity payout option. If the periodic distribution is elected we will deduct the charge from each payment when made. No charge is applied if you elect a single sum payment. The current tax charge varies by state and ranges from 0% to 1%.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct the following types of fees and expenses:


o  Investment management fees ranging from 0.10% to 1.20%.

o 12b-1 fees of 0.25% applicable to Class IB/B shares (see "More information" later in this prospectus).


o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o  Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.


CERTAIN EXPENSE LIMITATIONS

We will reimburse the Funds named below for certain expenses they incur in any calendar year, as follows:


                                                        Charges and expenses  19

EQ/MONEY MARKET, EQ/ALLIANCE COMMON STOCK, EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES AND AXA MODERATE ALLOCATION FUNDS

The types of expenses included are:

o Investment advisory fees and certain other expenses attributable to assets of the Funds invested in the corresponding Portfolio.

o  Administration expenses that the Funds bear directly.

The expenses subject to reimbursement do not include the following Portfolio expenses: interest, taxes, brokerage, and extraordinary expenses permitted by appropriate state regulatory authorities.

The annual expense limitations, above which we will reimburse the Funds, are:

o  1% of the EQ/Money Market Fund's average daily net assets.

o 1.5% of the EQ/Alliance Common Stock, EQ/Alliance Intermediate Government Securities and AXA Moderate Allocation Funds' respective average daily net assets.

We cannot change these expense limitations without the Participant's consent.

AXA PREMIER VIP HIGH YIELD AXA PREMIER VIP AGGRESSIVE EQUITY AND EQ/ALLIANCE INTERNATIONAL

We reimburse these Funds for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. We may change this voluntary expense limitation at our discretion.

EQ/MONEY MARKET AND EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUNDS

If the amount of the management fees charged to these Portfolios exceeds 0.35% of its average daily net asset value, we will reimburse the corresponding Fund for such excess. This expense limitation is a contractual right for participants who enrolled before May 1, 1987, and cannot be changed without the consent of those participants. We have voluntarily agreed to put in place this expense limitation for participants who enrolled after May 1, 1987, and we reserve the right to discontinue this voluntary limitation at any time.


20  Charges and expenses

6. Payment of death and disability benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF DEATH BENEFIT


You designate your beneficiary when you apply for your Certificate. You may change your designation by writing to our Processing Office. You may be limited as to the beneficiary you can designate in the TSA Certificate.

The death benefit is equal to your account balance. We determine the amount of the death benefit as of the date we receive satisfactory proof of death and any required instructions as to the method of payment.



WHEN THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN

If you die before distributions begin, we will pay the death benefit to your beneficiary.

If the designated beneficiary is your surviving spouse, the distribution of the account balance may begin at the earlier of (a) the date you would have attained age 70-1/2 or (b) the date the surviving spouse elects payment to commence. Depending on your election, we will pay the death benefit as a single sum, in periodic installments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment.



BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the Certificate owner's death, to maintain a Certificate in the deceased Certificate owner's name and receive distributions under the Certificate, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under Regular IRA, Roth IRA and SIMPLE IRA Certificates, subject to state availability. It is not available for TSA Certificates. Please contact our processing office for further information.

This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will process the request.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For Regular IRA Certificates only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA Certificates. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:

o  The Certificate continues in your name for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o  Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the Certificate.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the decreased beneficiary or to receive any remaining interest in the Certificate in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


WHEN THE PARTICIPANT DIES AFTER THE RETIREMENT DATE

If you die after distributions begin, the amount and payment mode of the distributions may continue to the beneficiary on the same basis as before your death, subject to minimum distribution rules.


DISABILITY PAYMENT

In the case of disability (refer to your Certificate for a definition of disability) before your retirement date, we will pay you the account balance. TSA plans may be subject to certain restrictions.


                                     Payment of death and disability benefit  21

7. Tax information

--------------------------------------------------------------------------------


TAX CHANGES

United States federal income tax rules include the laws in the Internal Revenue Code (the "Code") and Treasury Department Regulations, and Internal Revenue Service interpretations of the Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract.

We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular person's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate or payments under the Certificate, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

President Bush signed the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") on June 7, 2001. Many of the provisions of EGTRRA began to be effective on January 1, 2002 and are phased in during the first decade of the twenty-first century. In the absence of future legislation, all of the amendments made by EGTRRA will no longer apply after December 31, 2010, and the law in effect in 2001 will apply again. In general, EGTRRA liberalizes contributions that can be made to all types of tax-favored retirement plans. In addition to increasing amounts that can be contributed and permitting individuals over age 50 to make additional contributions, EGTRRA also permits rollover contributions to be made between different types of tax-favored retirement plans. Please discuss with your tax adviser how EGTRRA affects your personal financial situation.



BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs") and Code Section 403(b) Arrangements ("TSAs"), respectively: an individual retirement annuity or 403(b) TSA annuity contract such as this one, or an individual retirement account or 403(b)(7) custodial account. Similarly an employer-sponsored individual retirement arrangement such as a SEP IRA, SARSEP IRA or SIMPLE IRA can be purchased in annuity or custodial account form. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as selection of investment funds and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Beginning in 2006, certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts and annuity contracts funding 403(b) TSAs. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract.


Further discussion of tax aspects of TSA, Regular IRA, Roth IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.


TAX-SHELTERED ANNUITY ARRANGEMENTS ("TSAS")

If you are an employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3), your employer may purchase a TSA for you. Contributions to the TSA, whether they are made by your salary reduction or non-elective employer contributions, are not taxable to you, subject to annual limitations. Subject to the terms of your employer's plan, you may be eligible to make contributions of funds rolled over from other eligible retirement plans, including TSAs, Regular IRAs, qualified plans and governmental employer 457(b) plans. The types of contributions and limits are discussed in the SAI. Annuity payments, withdrawals or surrenders of the TSA are generally taxable to you. Premature withdrawals may be subject to an additional 10% penalty on the taxable amount. In addition, amounts attributable to salary reduction contributions cannot be distributed before you reach age 59-1/2, death, disability, severance from employment or hardship. In the event of hardship, only the salary reduction contributions can be distributed.


Please Note: The IRS and Treasury have recently issued proposed regulations on
Section 403(b) of the Code. If finalized in their current form, these proposed regulations would affect the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. Please consult your tax adviser concerning how these proposed regulations could affect you.


Further discussion of TSA tax information is in the SAI.


INDIVIDUAL RETIREMENT ANNUITIES (REGULAR AND ROTH IRAS)

You may make compensation-based contributions, subject to annual limitations, to individual retirement arrangements. For both Regular and Roth IRAs, you must have compensation at least equal to the


22  Tax information
amount of the contribution. Generally, $4,000 is the maximum amount of annual contributions you may make to all of your Regular and Roth IRAs for the taxable years 2005 or 2006. You may deduct all or a part of your contribution to a Regular IRA depending on your income for the year. In some cases you may be eligible for a "Saver's Tax Credit."

If you are at least age 50 at any time during the calendar year for which the contribution is made, you may be eligible to make an additional "catch-up contribution" of up to $500 for 2005 ($1,000 for 2006) to your Regular IRA or Roth IRA for that year.

You may make contributions to a Regular IRA until the year you reach age 70-1/2. You may make contributions to a Roth IRA even after age 70-1/2, if you have compensation and your income is within specified federal income tax limits. These limits do not apply to rollover or custodian-to-custodian contributions into either kind of IRA. For 2005, you and your nonworking spouse can together contribute, annually, an aggregate maximum of $8,000 to Regular and Roth IRAs for you and your spouse (but no more than $4,000 to any one IRA certificate).


You may be able to contribute more if you are eligible to make catch-up contributions described above.

Income credited to Regular IRAs is generally not taxable until you get a distribution from the Certificate. Distributions from Regular IRAs are generally fully taxable as ordinary income. Roth IRA distributions are not taxable until all contributions to all of your Roth IRAs are recovered. After recovery of contributions, distributions are taxable. In certain circumstances, Roth IRA distributions may be fully non-taxable. The taxable portion of certain early withdrawals from Regular and Roth IRAs may be subject to an additional 10% federal income tax penalty.

Further discussion of IRA tax information is in the SAI.


IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS AND SIMPLES)


An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. A Regular IRA funding a SEP is like other IRAs. If you are an eligible employee, you own the SEP. Most of the rules applicable to Regular IRAs also apply. One major difference is the amount of permissible contributions. Under contribution limits effective for 2005, an employer can annually contribute an amount for an employee up to the lesser of $42,000 or 25% of the employee's compensation. The employer makes this determination without taking into account its contribution to the employee's SEP. This limit may be further adjusted for cost of living changes in future years.


An eligible employer may establish a "SIMPLE" plan to contribute to special individual retirement accounts or individual retirement annuities for its employees (SIMPLE IRAs). A SIMPLE IRA is a form of IRA, which the employee owns. Generally, the rules applicable to Regular IRAs discussed above apply, with certain differences, as follows:


o the employee salary reduction contribution is limited (up to $10,000 in 2005; this salary reduction limit may be further adjusted for cost of living changes in future years;)

o if the plan permits, an individual at least age 50 at any time during 2005 can make up to $2.000 additional salary reduction contributions for 2005;


o the employer must make contributions, generally a dollar-for-dollar match, up to 3% of the employee's compensation or a 2% non-elective contribution to all eligible employees; and

o employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.

Further discussion of SEP and SIMPLE tax information is in the SAI.

                                                             Tax information  23

8. More information

--------------------------------------------------------------------------------

ABOUT AXA EQUITABLE

We are AXA Equitable Life Insurance Company ("AXA Equitable") (previously, The Equitable Life Assurance Society of the United States), a New York stock life insurance company. We have been doing business since 1859. AXA Equitable is a wholly owned subsidiary of AXA Financial Inc. The sole shareholder of AXA Financial Inc. is AXA, a French insurance holding company for an international group of insurance and related financial services companies. As the sole shareholder, and under its other arrangements with AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. No other company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the Certificates.


AXA Financial Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For over 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



ABOUT SEPARATE ACCOUNT NO. 301

Each Fund is a subaccount of our Separate Account No. 301. We established Separate Account No. 301 in 1981 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Separate Account No. 301 for owners of our variable annuity contracts, including the Certificates. The results of Separate Account No. 301's operations are accounted for without regard to our other operations. We are the legal owner of all of the assets in Separate Account No. 301 and may withdraw any amounts that exceed our reserves and other liabilities with respect to the Funds under our contracts.

Separate Account No. 301 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 301.

Each subaccount (Fund) within Separate Account No. 301 invests solely in Class IA/A or Class IB shares, respectively, issued by the corresponding Portfolio of the applicable Trust.

We reserve the right, subject to compliance with laws that apply, to:

(1) add Funds to, or to remove Funds from, Separate Account No. 301, or to add other separate accounts;

(2) combine any two or more Funds;

(3) transfer the assets we determine to be the shares of the class of contracts to which the Certificates belong from any Fund to another Fund;

(4) operate Separate Account No. 301 or any Fund as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 301 or a Fund directly);

(5) deregister Separate Account No. 301 under the Investment Company Act of
    1940;

(6) restrict or eliminate any voting rights as to Separate Account No. 301; and


(7) cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio. AXA Equitable serves as the investment manager of the Trusts. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to class 1B/B shares and other aspects of its operations, appears in the prospectuses for each Trust, which accompany this prospectus, or in their respective SAIs which are available upon request.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed rate options, and our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933. The general account is not an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


24  More information

DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your Certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY


Our business day is generally any day that the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when we apply contributions and process any other transaction requests. We will apply contributions and process any other transaction requests when we receive them along with all the required information.

If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. Eastern Time on a business day, we will use the next business day.

CONTRIBUTIONS AND TRANSFERS

o We invest contributions allocated to the Funds at the value next determined after the close of the business day.

o Contributions allocated to a GRA will receive the interest rate for that GRA in effect for that business day.

o We will make transfers to or from Funds at the value next determined after the close of the business day.

o Transfers to a GRA will be based on the interest rate for that GRA in effect for the business day of the transfer.



ABOUT YOUR VOTING RIGHTS


As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o  The election of trustees.

o  The formal approval of independent auditors selected for the Trusts.

o Any other matters described in the prospectuses for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give Certificate owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates if a shareholder vote is taken. If we do not receive instructions in time from all Certificate owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that Certificate owners vote.

VOTING RIGHTS OF OTHERS

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 301 VOTING RIGHTS

If actions relating to Separate Account No. 301 require Certificate owner approval, Certificate owners will be entitled to one vote for each unit they have in the Funds. We will cast votes attributable to any amounts we have in the Funds in the same proportion as votes cast by Certificate owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT THE GROUP ANNUITY CONTRACTS

The Certificates are issued under group annuity contracts between us and JPMorgan Chase Bank ("Chase"), whose sole purpose is to serve as a party to the group annuity contracts. Chase has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.


IRS DISQUALIFICATION

If a retirement program funded by the Certificates is found not to qualify under the Code, we may terminate the Certificate and pay the participant, plan trustees or other designated person, the account balance. We will, however, make a deduction for any federal income tax payable by us because of the non-qualification.



ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 301, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 301, our ability to meet our obligations under the Certificates, or the distribution of the Certificates.


ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Separate Account No. 301 as of December 31, 2004 and for each of the two years in the period ended December



                                                            More information  25

31, 2004, and the consolidated financial statements of AXA Equitable as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 in this prospectus are incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given upon their authority as experts in accounting and auditing.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You cannot assign or transfer ownership of a Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate except by surrender to us. Loans are not available and you cannot assign Regular IRA, Roth IRA, TSA, SEP, and SIMPLE Certificates as security for a loan or other obligation.


You may direct the transfer of account balances under your Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate to another similar arrangement. We can impose a withdrawal charge if one applies.


DISTRIBUTION OF THE CERTIFICATES

AXA Equitable performs all marketing and service functions under the Certificates. No sales commissions are paid with respect to units of interest in Separate Account 301; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.



REPORTS AND ADDITIONAL INFORMATION

Before payments start under your Certificate, we will send you, at least annually, a report showing as of a specified date: (1) the number of units you have credited to each Fund, (2) the unit values, (3) your account balance in each Fund and GRA and the total balance and (4) the cash values of your GRAs. Similar reports will be sent to you if you are receiving payments under the periodic distribution option. All transactions will be individually confirmed.

As required by the Investment Company Act of 1940, each participant will be sent, semi-annually, a report containing financial statements and a list of the securities held by each Portfolio.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at http://www.sec.gov.


26  More information

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the periods shown.


Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2004.




-----------------------------------------------------------------------------------------------
                                       --------------------------------------------------------
                                           1995        1996        1997        1998        1999
-----------------------------------------------------------------------------------------------
 AXA Moderate Allocation
-----------------------------------------------------------------------------------------------
 Unit Value                            $ 56.07     $  62.36    $  71.42    $  84.01    $  98.61
 Number of units outstanding (000's)      617          559         523         492         471
-----------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
-----------------------------------------------------------------------------------------------
 Unit Value                            $ 32.67     $  39.73    $  43.83    $  43.73    $  51.79
 Number of units outstanding (000's)      190          187         201         199         141
-----------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
-----------------------------------------------------------------------------------------------
 Unit Value                            $ 21.67     $  26.45    $  31.16    $  29.39    $  28.17
 Number of units outstanding (000's)       87          107         136         111          51
-----------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
-----------------------------------------------------------------------------------------------
 Unit Value                                --           --          --          --          --
 Number of units outstanding (000's)       --           --          --          --          --
-----------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
-----------------------------------------------------------------------------------------------
 Unit Value                            $ 84.56     $ 104.68    $ 134.77    $ 173.65    $ 216.64
 Number of units outstanding (000's)      673          692         678         666         637
-----------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
-----------------------------------------------------------------------------------------------
 Unit Value                            $ 12.21     $  14.55    $  18.35    $  22.06    $  26.06
 Number of units outstanding (000's)      134          231         324         344         346
-----------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate
  Government Securities
-----------------------------------------------------------------------------------------------
 Unit value                            $ 40.82     $  42.20    $  45.11    $  48.43    $  48.32
 Number of units outstanding (000's)      153          130         116         133         105
-----------------------------------------------------------------------------------------------
 EQ/Alliance International
-----------------------------------------------------------------------------------------------
 Unit value                                --           --          --          --          --
 Number of units outstanding (000's)       --           --          --          --          --
-----------------------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity
-----------------------------------------------------------------------------------------------
 Unit Value                                --           --          --          --          --
 Number of units outstanding (000's)       --           --          --          --          --
-----------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-----------------------------------------------------------------------------------------------
 Unit Value                                --           --          --          --          --
 Number of units outstanding (000's)       --           --          --          --          --
-----------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
-----------------------------------------------------------------------------------------------
 Unit Value                                --           --          --     $   8.94    $   9.05
 Number of units outstanding (000's)       --           --          --           7          14
-----------------------------------------------------------------------------------------------
 EQ/Mercury International Value
-----------------------------------------------------------------------------------------------
 Unit Value                                --           --          --          --          --
 Number of units outstanding (000's)       --           --          --          --          --
-----------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth
  Companies
-----------------------------------------------------------------------------------------------
 Unit Value                                --           --          --     $  11.76    $  20.33
 Number of units outstanding (000's)       --           --          --           4          56
-----------------------------------------------------------------------------------------------
 EQ/Money Market
-----------------------------------------------------------------------------------------------
 Unit Value                            $ 24.55     $  25.77    $  27.05    $  28.38    $  29.68
 Number of units outstanding (000's)      850          804         736         708         863
-----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                                                                     Inception
                                           2000        2001        2002        2003         2004        Date
--------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation                                                                               2/5/82
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $  97.08    $  94.68    $  82.43    $  98.08    $ 106.67
 Number of units outstanding (000's)       435         417         391         360         338
--------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity                                                                      6/2/87
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $  44.83    $  33.10    $  23.46    $  32.14    $  35.95
 Number of units outstanding (000's)       145         141         128         119         111
--------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield                                                                             6/2/87
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $  25.20    $  25.37    $  24.54    $  29.93    $  32.39
 Number of units outstanding (000's)        48          45          36          42          42
--------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology                                                                            5/13/04
--------------------------------------------------------------------------------------------------------------
 Unit Value                                 --          --          --          --     $  10.93
 Number of units outstanding (000's)        --          --          --          --          46
--------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock                                                                               6/1/87
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $ 185.51    $ 165.26    $ 109.83    $ 163.68    $ 186.23
 Number of units outstanding (000's)       590         542         468         453         433
--------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income                                                                          5/1/94
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $  28.23    $  27.77    $  21.79    $  28.31    $  31.70
 Number of units outstanding (000's)       358         362         308         297         290
--------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate
  Government Securities                                                                                 2/5/82
--------------------------------------------------------------------------------------------------------------
 Unit value                            $  52.69    $  56.57    $  61.41    $  62.50    $  63.79
 Number of units outstanding (000's)        87         100         123         136         115
--------------------------------------------------------------------------------------------------------------
 EQ/Alliance International                                                                            11/22/02
--------------------------------------------------------------------------------------------------------------
 Unit value                                 --          --     $  10.84    $  14.58    $  17.13
 Number of units outstanding (000's)        --          --         302         272         265
--------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity                                                                       7/12/02
--------------------------------------------------------------------------------------------------------------
 Unit Value                                 --          --     $   9.13    $  12.43    $  13.55
 Number of units outstanding (000's)        --          --           4          10          31
--------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index                                                                                    7/1/98
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $   8.80    $   7.69    $   5.94    $   7.56    $   8.30
 Number of units outstanding (000's)       235         399         469         561         556
--------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value                                                                              7/1/98
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $  10.68    $  12.52    $  10.52    $  14.30    $  16.79
 Number of units outstanding (000's)        14          95         155         132         158
--------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value                                                                        4/26/02
--------------------------------------------------------------------------------------------------------------
 Unit Value                                 --          --     $   8.16    $  10.39    $  12.60
 Number of units outstanding (000's)        --          --          49          55          66
--------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth
  Companies                                                                                             7/1/98
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $  16.43    $  10.79    $   7.04    $   9.07    $  10.18
 Number of units outstanding (000's)       211         141         122         125         123
--------------------------------------------------------------------------------------------------------------
 EQ/Money Market                                                                                        2/5/82
--------------------------------------------------------------------------------------------------------------
 Unit Value                            $  31.41    $  32.46    $  32.79    $  32.90    $  33.06
 Number of units outstanding (000's)       777         754         763         615         553
--------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-1

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                           Page

Tax information                                                              2

The Guaranteed Rate Accounts                                                15
How we determine Unit Values                                                19
Custodian and independent registered public accounting firm                 19
Distribution of the Certificates                                            19
Financial statements                                                        19


--------------------------------------------------------------------------------
Please send me a free copy of the Statement of Additional Information.


AXA Equitable 300+ Series
Box 2468 G.P.O.
New York, New York 10116
ATTN: SAI Request for Separate Account
     No. 301



--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City                                  State
                                                                            Zip

The AXA Equitable 300+ Series

Certificates under Group Annuity Contracts

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2005

AXA Equitable Life Insurance Company
1290 Avenue of the Americas

New York, NY 10104

--------------------------------------------------------------------------------


This SAI is not a prospectus. It should be read in conjunction with the related AXA Equitable 300+ Series Prospectus, dated May 1, 2005. That prospectus provides detailed information concerning the Certificates and the Funds, as well as the Guaranteed Rate Accounts ("GRAs"), that fund the Certificates. Each Fund is a subaccount of AXA Equitable's Separate Account No. 301. The GRAs are part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.

On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."


A copy of the prospectus is available free of charge by writing to the Processing Office (Post Office Box 2468, G.P.O. New York, NY 10116), or by calling 1-800-248-2138 toll-free in the US, or 1-800-248-2138-0 from France, Israel, Italy, Republic of Korea, Switzerland and United Kingdom.

TABLE OF CONTENTS


                                                                          Page

Tax information                                                              2
The Guaranteed Rate Accounts                                                15
How we determine unit values                                                19
Custodian and independent registered public accounting firm                 19
Distribution of the Certificates                                            19
Financial Statements                                                        19



Copyright 2005 AXA Equitable Life Insurance Company, New York, New York 10104.
                              All rights reserved.

                                                                          x00907

TAX INFORMATION
This section of the SAI discusses the current federal income tax rules that generally apply to the retirement programs described in the prospectus. The tax rules can differ, depending on the type of program, whether Regular IRA (also referred to as "traditional IRA") Roth IRA, TSA, SEP IRA, or SIMPLE IRA. Therefore, we discuss the tax aspects of each type of Certificate separately.


Federal income tax rules include the United States laws in the Internal Revenue Code ("Code"), and Treasury Department Regulations and Internal Revenue Service interpretations of the Code. Certain retirement plans may also be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which The Department of Labor ("DOL") administers. These rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which, if enacted, could affect the tax benefits of a contract.


We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular participant's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate, or payments under the Certificate may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before you purchase a Certificate.

President Bush signed the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") on June 7, 2001. Many of the provisions of EGTRRA began to be effective on January 1, 2002 and are phased in during the first decade of the twenty-first century. In the absence of future legislation, all of the amendments made by EGTRRA will no longer apply after December 31, 2010, and the law in effect in 2001 will apply again. In general, EGTRRA liberalizes contributions that can be made to all types of tax-favored retirement plans. In addition to increasing amounts that can be contributed and permitting individuals over age 50 to make additional contributions, EGTRRA also permits rollover contributions to be made between different types of tax-favored retirement plans. Please discuss with your tax advisor how EGTRRA affects your personal financial situation.


ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS OR A REGULAR IRA OR ROTH IRA


You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) TSA, SIMPLE IRA, SARSEP IRA, 401(k) plan or governmental employer 457(b) plan (also known as a governmental EDC plan), as well as contributions you make to a Regular IRA or Roth IRA. The final year this credit is available is 2006. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax or your Regular IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000. The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution.


TAX SHELTERED ANNUITY ARRANGEMENTS (TSAS)


An employer eligible to maintain a TSA plan (also referred to as a "403(b)" plan, program, or arrangement) for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions. Generally, there are two types of funding vehicles available to fund 403(b) arrangements: an annuity contract under Section 403(b)(1) of the Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.


Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

Please Note: The foregoing discussion reflects our understanding of some of the current federal income tax rules applicable to Section 403(b) of the Code. The IRS and Treasury have recently issued proposed regulations on Section 403(b) of the Code. If finalized in their current form, these proposed regulations would affect the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. Please consult your tax adviser concerning how these proposed regulations could affect you.



CONTRIBUTIONS TO TSAS

ANNUAL CONTRIBUTIONS TO TSAS

Annual contributions to TSAs made through the employer's payroll are limited. (Tax-free transfer contributions from another 403(b) arrangement or tax-deferred rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.)

Commonly, some or all of the contributions to the TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. The permissible annual contribution to the participant's TSA is calculated the same way as contributions to a 401(k) plan:



o The annual limit on employer and employee contributions to defined contribution plans is the lesser of $42,000 (after adjustment for cost of living changes for 2005) or 100% of compensation. (Compensation over $210,000 is disregarded).

o The annual limit on all salary reduction or elective deferral contributions under all employer plans you participate in is generally limited to $14,000 for 2005.


The salary reduction limit is scheduled to increase by $1,000 annually until the limits reach $15,000 in 2006. This limit may be further adjusted for cost of living charges in future years.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years. In addition, if the plan permits, an individual who is at least age 50 at any time during 2005 can make up to $4,000 additional salary reduction contributions for 2005.


If contributions to a TSA exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions not withdrawn by April 15 after the year of the deferral may cause the contract to fail TSA rules.


ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS TO TSAS

If your plan permits, you may make rollover contributions to your TSA certificate from these sources: 401(a) qualified plans, governmental employer 457(b) plans, other TSAs and 403(b) arrangements and Regular IRAs. If your plan permits, any after-tax contributions you have made to a qualified plan or TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. After-tax contributions in a Regular IRA cannot be rolled over from the Regular IRA into a TSA.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a TSA and subsequently take a premature distribution.


If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


We will also accept direct transfer of TSA funds under Revenue Ruling 90-24 if:


o    you provide us with acceptable documentation as to the source of funds, and

o the Certificate that receives the funds has provisions at least as restrictive as the source Certificate.


SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 70-1/2

Any rollover or direct transfer contribution to a TSA must be net of the required minimum distribution for the taxable year if:

o    you are or will be at least age 70-1/2 in the current calendar year, and

o you have retired from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to this TSA.

This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA or other eligible retirement plan; or

o    direct rollover from another TSA or other eligible retirement plan; or

o    direct transfer under Revenue Ruling 90-24 from another TSA.


DISTRIBUTIONS FROM TSAS


WITHDRAWAL LIMITATIONS

You may not be able to withdraw or take payments from all or part of your TSA until you:

o    reach age 59-1/2,

o    die,

o    are disabled (special Federal income tax definition),

o    sever employment with the employer which provided the TSA funds, or

o suffer a financial hardship. (Hardship withdrawals are limited to the amount of your salary reduction contributions, without earnings.)

These restrictions apply to salary reduction (elective deferral) contributions and earnings on those contributions.

These restrictions do not apply to the value of your TSA Certificate as of December 31, 1988 attributable to salary reduction contributions and earnings. If you directly transfer any amounts to this Certificate you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance. Otherwise, we will view all amounts transferred as subject to restrictions.


If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

TAX TREATMENTS OF DISTRIBUTIONS FROM TSAS

Amounts held under TSAs are generally not subject to Federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments from your TSA. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includible as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and State Income Tax Withholding and Information Reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions you will have a tax basis in your Certificate which will be recovered tax-free. You may have a tax basis in the Certificate if the employer made contributions that were included in your gross income in the year of the employer's contribution, for example. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA, we assume that all amounts distributed from your TSA are pre-tax, and we withhold tax and report accordingly.

The amount of any partial distribution from a TSA before the annuity starting date is generally taxable as ordinary income to you except to the extent the distribution is a withdrawal of your basis. Distributions are generally pro rata withdrawals of tax basis and earnings on that tax basis. On a total surrender of your certificate, the amount received in excess of your tax basis, if any, is taxable.

If you elect an annuity distribution, the nontaxable portion of each payment is
(1) your tax basis in the contract divided by (2) an expected return determined under IRS tables. The balance of each payment is taxable. The entire amount of the payments you receive after you recover your tax basis is taxable. If you die before recovering your tax basis and the annuity has a refund feature, the beneficiary of the refund may recover the remaining tax basis as payments are made. If you (and your beneficiary under a joint and survivor annuity) die before recovering the entire basis of the annuity, a deduction is allowed on your (or your beneficiary's) final tax return.


EARLY DISTRIBUTION PENALTY TAX

Distributions from a TSA will be subject to an additional 10% penalty tax, unless the distribution occurs on or after you:

o    die,

o    are disabled (special Federal income tax definition),

o    reach age 59-1/2,

o separate from service and elect a payout over your life or life expectancy (or joint and survivor lives or life expectancies of you and your beneficiary),

o    separate from service after age 55 (any form of payout), or

o use the distribution to pay certain extraordinary medical expenses (special Federal income tax definition).


TAX DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent that a distribution is rolled over it remains tax-deferred.

You may roll over a distribution from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan, a Regular IRA or another TSA. A spousal beneficiary may also roll over death benefits to any of these.

The recipient plan must agree to take the distribution. If you are rolling over from a TSA to a governmental employer 457(b) plan, the recipient governmental employer 457(b) plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, Federal income tax rules exclude certain distributions from rollover treatment, including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals, and (3) any required minimum distributions. We discuss eligible rollover distributions in greater detail under "Federal and State Income Tax Withholding and Information Reporting," below, including rules requiring 20% income tax withholding on certain distributions from TSAs.

Any after-tax contributions you have made to a TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any after-tax contributions you have made to a TSA to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that Regular IRA. After-tax contributions may not be rolled into a governmental employer 457(b) plan.


Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. Generally the funds are subject to the rules of the recipient plan. If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. However, distributions from a governmental employer 457(b) plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) plan into a governmental employer 457(b) plan, and you later take a distribution from the recipient governmental employer 457(b) plan, those amounts generally remain subject to the penalty.


Amounts held under TSAs may be directly transferred (under Revenue Ruling 90-24) to another TSA issuer in a tax-free transaction, if the successor TSA contains the same or greater restrictions as the original TSA.

REQUIRED MINIMUM DISTRIBUTIONS

The Required Minimum Distribution rules discussed below under "Traditional Individual Retirement Annuities (Regular IRAs)--Required Minimum Distributions" apply to TSAs, with this difference:

When you have to take the first required minimum distribution:

The minimum distribution rules force TSA participants to start computing and taking annual distributions from their TSAs by a required date. When minimum distributions must begin depends on, among other things, your age and retirement status. Generally, you must take the first required minimum distribution with respect to the calendar year in which you turn age 70-1/2. You may be entitled to delay commencement of required minimum distributions for all or part of your account balance until after age 70-1/2. These exceptions apply to the following individuals:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay commencement to age 75 of the portion of their account balance attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2.


IRAS


GENERAL DISCUSSION OF IRAS

"IRA" stands for individual retirement arrangement and the two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are several types of IRAs, as follows:

o "Regular IRAs," typically funded on a pre-tax basis including Rollover IRAs, SEP-IRAs and SIMPLE IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o    Roth IRAs funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (Individual Retirement Arrangements (IRAs)). This Publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

The AXA Equitable 300+ Series IRAs are designed to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This SAI and the prospectus contain the information that the Internal Revenue Service ("IRS") requires you to have before you purchase an IRA. This section of the SAI covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs.

We have received an opinion letter from the IRS approving the respective forms of the AXA Equitable regular IRA, Roth IRA and SIMPLE IRA Certificates, as amended to reflect recent tax law changes, for use as the applicable type of IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.



CANCELLATION


You can cancel an AXA Equitable 300+ Series IRA Certificate by following the directions under "Your Right to Cancel within a Certain Number of Days" in the prospectus. You can cancel an AXA Equitable 300+ Series Roth IRA certificate issued as a result of a full conversion of an AXA Equitable 300+ Series Regular IRA certificate by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel a Regular IRA or Roth IRA certificate, we may have to withhold tax, and we must report the transaction to the IRS. A Certificate cancellation could have an unfavorable tax impact.


You must also use our form to recharacterize Roth IRA Certificates as Regular IRAs and vice versa.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (REGULAR IRAS)


CONTRIBUTIONS TO REGULAR IRAS

Individuals may make three different types of contributions to a Regular IRA:

o    "regular" contributions out of earned income or compensation;

o    tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other Regular IRAs ("direct transfers").


LIMITS ON CONTRIBUTIONS


The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount of regular contributions that you may make to all IRAs (including Roth IRAs) for each of the taxable years 2005 and 2006. When your earnings are below $4,000, your earned income or compensation for the year is the most you can contribute. This $4,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Regular IRA. You have to stop making Regular IRA contributions for the taxable year in which you reach age 70-1/2 and any taxable year after that.


If you reach age 50 before the close of the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make an additional "catch-up contribution" of up to $500 to your regular IRA for the taxable year 2005. This amount increases to $1,000 for 2006.



SPECIAL RULES FOR SPOUSES


If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the permissible amount of regular contributions to Regular IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $4,000, married individuals filing jointly can contribute up to $8,000 for each of 2005 and 2006 to any combination of Regular IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $4,000 can be contributed annually to either spouse's Regular and Roth IRAs. Each spouse owns his or her Regular IRAs and Roth IRAs even if contributions were funded by the other spouse. A working spouse age 70-1/2 or over can contribute up to the lesser of $4,000 or 100% of "earned income" to a Regular IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during taxable year for which the contribution is being made.



DEDUCTIBILITY OF CONTRIBUTIONS

The amount of regular contributions to a Regular IRA that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your Regular IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions." That is, for the taxable year 2005, your fully deductible contribution can be up to $4,000, or if less, your earned income. The dollar limit is $4,500 for people eligible to make age 50-70-1/2 catch-up contributions for 2005 and $5,000 for 2006, respectively.


If you are covered by a retirement plan during any part of the year, and your adjusted gross income ("AGI") is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your Regular IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your Regular IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your contribution to your Regular IRAs.


If you are single and covered by a retirement plan during any part of the taxable year, the deduction for Regular IRA contributions phases out with AGI between $50,000 and $60,000 in 2005 and later years.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for Regular IRA contributions phases out with AGI between $70,000 and $80,000 in 2005 and AGI between $75,000 and $85,000 in 2006. In 2007, the deduction will phase out for AGI between $80,000 and $100,000.


Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible Regular IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.


To determine the deductible amount of the contribution in 2005, for example you determine AGI and subtract $50,000 if you are single, or $70,000 if you are married and file a joint return with your spouse. The resulting amount is your Excess AGI. You then determine the limit on the deduction for Regular IRA contributions using the following formula:




 ($10,000-Excess AGI)   times   the maximum            equals   the adjusted
 --------------------     x     regular contribution     =      deductible
       divided by               amount for the year             contribution
        $10,000                                                 limit

NONDEDUCTIBLE REGULAR CONTRIBUTIONS


If you are not eligible to deduct part or all of the regular IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your Regular IRA (or the nonworking spouse's Regular IRA) may not, however, exceed the maximum dollar per person limit for the applicable taxable year ($4,000 for 2005 and 2006). The dollar limit is $4,500 in 2005 and $5,000 in 2006 for people eligible to make age 50-70-1/2 "catch-up" contributions. See "Excess Contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, Payments and Transfer of Funds Out of Regular IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Regular IRA in prior years and are receiving distributions from any Regular IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible regular IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Regular IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS

If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular IRA contributions for a tax year.

ROLLOVER AND TRANSFER CONTRIBUTIONS TO REGULAR IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

Rollover contributions may be made to a Regular IRA from these "eligible retirement plans":

o    qualified plans;

o    governmental employer 457(b) plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

o    other Regular IRAs.

Direct transfer contributions may only be made directly from one Regular IRA to another.

Any amount contributed to a Regular IRA after you attain age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS

There are two ways to do rollovers:

o    Do it yourself

     You actually receive a distribution that can be rolled over and you roll it over to a Regular IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o    Direct rollover

     You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your Regular IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:

o a "required minimum distribution" after age 70-1/2 or retirement from service with the employer;

o one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

o one of a series of substantially equal periodic payments made for a specified period of 10 years or more;

o    a hardship withdrawal;

o if you have contributed too much, a corrective distribution which fits specified technical tax rules;

o    a loan that is treated as a deemed distribution;

o    a death benefit payment to a beneficiary who is not your surviving spouse;
     and

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for early distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a Regular IRA and subsequently take an early distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS

Any after-tax contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) plan) may be rolled over to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from the Regular IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of Regular IRAs." Also, after-tax funds in a Regular IRA cannot be rolled over from your Regular IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan.

ROLLOVERS FROM REGULAR IRAS TO REGULAR IRAS

You may roll over amounts from one Regular IRA to one or more of your other Regular IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited Regular IRA to one or more other Regular IRAs. Also, in some cases, Regular IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS

Excess contributions to Regular IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Regular IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o    "regular contributions" to a Regular IRA made after you reach age 70-1/2;
     and

o rollover contributions of amounts that are not eligible to be rolled over (for example, minimum distributions required to be made after age 70-1/2).

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular Regular IRA contribution, you cannot take a tax deduction for the amount withdrawn. The excess contribution withdrawn is not includable in income and is not subject to the 10% additional penalty tax on early distributions (discussed below under "Early Distribution Penalty Tax"). You do have to withdraw any earnings attributable to the excess contribution. The withdrawn earnings would be includable in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if (1) the rollover was from an eligible retirement plan to a Regular IRA, (2) the excess contribution was due to incorrect information that the plan provided, and (3) you took no tax deduction for the excess contribution.


RECHARACTERIZATIONS

Amounts that have been contributed as Regular IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as Regular IRA funds. You do this by using the forms or documentation we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF REGULAR IRAS


NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS

You can withdraw any or all of your funds from a Regular IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS

Earnings in Regular IRAs are not taxable until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also taxable.

Except as discussed below, the amount of any distribution from a Regular IRA is fully taxable as ordinary income. We report all payments from Regular IRA contracts on IRS Form 1099R as fully taxable.

If you have ever made nondeductible IRA contributions to any Regular IRA (it does not have to be to this particular Regular IRA Certificate), those contributions are recovered tax free when you get distributions from any Regular IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to Regular IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any Regular IRA, you compute the nontaxable portion of the distribution as follows:

o divide (1) your total nondeductible Regular IRA contributions (less any amounts previously withdrawn tax free) by (2) the total account balances of all Regular IRAs you own at the end of the year plus all Regular IRA distributions made during the year;

o multiply this amount by all distributions from the Regular IRA during the year.

A distribution from a Regular IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess Contributions" above;

o the entire amount received is rolled over to another Regular IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from Eligible Retirement Plans other than Regular IRAs" under "Rollover and Transfer Contributions to Regular IRAs" above.)

The following are eligible to receive rollovers of distributions from a Regular
IRA: a qualified plan, a TSA or a governmental employer 457(b) plan. After-tax contributions in a Regular IRA cannot be rolled from your Regular IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a Regular IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a Regular IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax advisor.


REQUIRED MINIMUM DISTRIBUTIONS


BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS

Certain provisions of Treasury Regulations will require, beginning in 2006, that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts and annuity contracts funding tax qualified retirement plans, including 403(b) TSAs. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of receiving annuity payments. Please consult your tax adviser concerning applicability of these complex rules to your situation.



LIFETIME REQUIRED MINIMUM DISTRIBUTIONS

You must start taking annual distributions from your Regular IRAs for the year in which you turn age 70-1/2.


WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION

The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year, the delayed one for the first year and the actual one for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions, "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your Regular IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value and the divisor change. If you initially choose an account-based method, you may later apply your Regular IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

WHETHER YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR REGULAR IRAS AND OTHER RETIREMENT PLANS

You can choose a different method for each of your Regular IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR

The correct required minimum distribution amount for your Regular IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your Regular IRAs and vice versa. However, the IRS will let you figure out the account-based required minimum distribution for each Regular IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall Regular IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more Regular IRAs that you own.

IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR

Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for Regular IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another Regular IRA that you own.

REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE

These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the Regular IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your Regular IRA into his/her own Regular IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity certificate in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the original participant.

If you die before your Required Beginning Date and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity certificate in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the original participant.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Regular IRA death benefits are taxed the same as Regular IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Regular IRA. You cannot use a Regular IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Regular IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Regular IRA made before you reach age 59-1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59-1/2 distributions made:

o    on or after your death;

o    because you are disabled (special federal income tax definition);

o used to pay certain extraordinary medical expenses (special federal income tax definition);

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

o used to pay certain first-time home buyer expenses (special federal income tax definition);

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the SAI covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to Regular IRAs, we will refer you to the same topic under "Regular IRAs."


The AXA Equitable 300+ Series Roth IRA Certificate is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o    "regular" after-tax contributions out of earnings;

o taxable "rollover" contributions from Regular IRAs ("conversion" contributions);

o    tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

If you provide the documentation we require, we will also accept Regular IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS:


The "maximum regulation contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for each of the taxable years 2005 and 2006. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. When your earnings are below $4,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and Regular IRAs. See the discussion above under Regular IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, additional catch-up contributions totaling up to $500 can be made for the taxable year 2005. This amount increases to $1,000 for 2006.


With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. But, regardless of your age, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000; or;

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000; or,

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular con-tribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

WHEN YOU CAN MAKE CONTRIBUTIONS

Same as Regular IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS

Roth IRA contributions are not tax-deductible.

ROLLOVERS AND DIRECT TRANSFERS

You may make rollover contributions to a Roth IRA from only two sources:

o    another Roth IRA ("tax-free rollover contribution"); or

o another Regular IRA, including a SEP-IRA or SIMPLE IRA assuming you are not within the two-year rollover limitation period for SIMPLE IRA funds, in a taxable "conversion" rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, or a tax-sheltered arrangement under Section 403(b) of the Internal Revenue Code or any other eligible retirement plan. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: In a rollover transaction you actually take possession of the funds rolled over, or constructively receive them in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, Regular IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses because of a court-ordered divorce or separation decree.


CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are deemed to withdraw) all or a portion of funds from a Regular IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are deemed to receive) the Regular IRA proceeds. Unlike a rollover from a Regular IRA to another Regular IRA, the conversion rollover transaction is not tax exempt. Instead, the distribution from the Regular IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular contributions to any Regular IRA--whether or not it is the Regular IRA you are converting--a pro rata portion of the distribution is tax free.)

There is, however, no early distribution penalty tax on the Regular IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59-1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your modified adjusted gross income is calculated without the gross income stemming from the Regular IRA conversion. Beginning in 2005, modified adjusted gross income for this purpose will also exclude lifetime required minimum distribution from a Regular IRA. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your Regular IRA are subject to the annual required minimum distribution rule applicable to Regular IRAs beginning at age 70-1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a Regular IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the Regular IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the Regular IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution, you must provide us appropriate documentation and information we require.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

You can withdraw any or all of your funds from a Roth IRA at any time without restriction. You do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like Regular IRAs, taxable distributions from a Roth IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available in limited cases for certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o    rollovers from a Roth IRA to another Roth IRA;

o    direct transfers from a Roth IRA to another Roth IRA;

o    qualified distributions from Roth IRAs; and

o    return of excess contributions or amounts recharacterized to a Regular IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o    you are age 59-1/2 or older;

o    you die;

o    you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your Regular and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).


NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Non-qualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them) there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b)  Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain--with any custodian or issuer--are added together.

(2) All regular contributions made during and for the year (contri butions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2005 and the conversion contribution is made in 2006, the conversion contribution is treated as contributed prior to other conversion contributions made in 2006.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as Regular IRA under "Required minimum distribution payments after you die".

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Roth IRA. You cannot use a Roth IRA as collateral for a loan or other obligation. If you borrow against your Roth IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Roth IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

EXCESS CONTRIBUTIONS

Excess contributions to Roth IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Roth IRAs:

o "regular" contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o rollover contributions of amounts that are not eligible to be rolled over (for example, conversion rollovers from a Regular IRA for individuals with modified adjusted gross income in excess of $100,000 in the conversion year.)

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Roth IRA made before you reach age 59-1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59-1/2 distributions made:

o    on or after your death;

o    because you are disabled (special federal income tax definition);

o used to pay certain extraordinary medical expenses (special federal income tax definition);

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

o used to pay certain first-time home buyer expenses (special federal income tax definition);

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)


When an employer establishes a SEP for its employees, it can contribute to a Regular IRA certificate for each eligible employee. The employee may also contribute to that SEP certificate. A SEP-IRA Certificate is a form of Regular IRA Certificate, owned by the employee-participant and most of the rules applicable to Regular IRAs discussed above apply. A major difference is the amount of permissible contributions. For 2005, an employer can annually contribute an amount for an employee up to the lesser of $42,000 or 25% of compensation. This amount may be further adjusted for cost of living changes in future years. The employer must contribute for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. The employer does not have to contribute for employees who (1) earn less than $450 in 2005, (2) are covered by a collective bargaining agreement or
(3) are non-resident aliens who receive no earned income from sources within the United States.

Employers make their contributions under a written program that provides for
(1) withdrawals, (2) contributions under an allocation formula, and (3) contributions that bear a uniform relationship to actual compensation, not greater than $210,000 in 2005. Contributions cannot discriminate in favor of highly compensated employees. An employer may integrate contributions to the SEP with Social Security. Call our toll-free number for assistance.



SIMPLE IRAS

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of Regular IRA owned by the employee. Generally, the rules applicable to Regular IRAs, discussed above, apply. There are differences in the amount and type of permissible contributions. Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible tax-exempt entity employers may maintain EDC plans under Section 457 of the Code.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it appears in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who (1) received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and (2) are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)


The only permitted contributions to a SIMPLE IRA are (1) contributions under a salary reduction agreement entered into between the employer and the participating employee and (2) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not Regular IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $10,000 in 2005. This limit may further be adjusted for cost of living changes in future years.

If the plan permits, an individual at least age 50 at any time during 2005 can make up to $2,000 additional salary reduction contributions for 2005.


Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances, an employer may elect to make required employer contributions on an alternate basis. Employer matching contributions to a SIMPLE IRA for self-employed individuals are treated the same as matching contributions for employees. (They are not subject to the elective deferral limits.)

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is an active participant in an employer plan and thus may not be able to deduct all or a portion of regular contributions to his/her own IRA.

As with Regular IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See "ERISA Matters" below. The same 10% penalty on taxable early withdrawals that applies to Regular IRAs applies to SIMPLE IRAs, subject to the same exceptions for death, disability and attainment of age 59-1/2. For employees who have not participated in the employer's SIMPLE IRA for two full years, that penalty is 25%.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, to a Regular IRA or a Roth IRA (if under the conversion rollover rules discussed above). No rollovers from a SIMPLE IRA to any other type of IRA are permitted for individuals under age 59-1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. For such employees, any amounts withdrawn from a SIMPLE IRA are taxable and subject to a 25% additional tax penalty with the exceptions noted in the preceding paragraph.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of Regular IRAs to Roth IRAs, as the deemed withdrawal from the Regular IRA is taxable.

o We may be required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the Certificates made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, we will consider an election out of federal withholding to be an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $17,760 in periodic annuity payments in 2005 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that we withhold tax. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)


For a non-periodic distribution (total surrender or partial withdrawal), we withhold generally at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified Certificates, and to the payment amount in the case of Regular IRAs (and Roth IRAs, where it is reasonable to assume an amount is includible in gross income).

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA. If a non-periodic distribution from a TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSAS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions that are "required minimum distributions" after age 70-1/2 or retirement from service with the employer;

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary;

o substantially equal periodic payments made for a specified period of 10 years or more;

o    hardship withdrawals;

o if you have contributed too much, corrective distributions which fit specified technical tax rules;

o    a death benefit payment to a beneficiary who is not your surviving spouse;
     and

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to a mandatory 20% withholding.


ERISA MATTERS

Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA (but not SIMPLE IRAs), you need spousal consent to make a withdrawal or other distribution under the Certificate. In addition, unless you and your spouse elect otherwise, the retirement benefits payable under the plan or arrangement must be in the form of a qualified joint and survivor annuity ("QJSA"). A QJSA is an annuity payable for your life, with a survivor annuity for the life of your spouse. The amount payable to your spouse must be at least one-half of the amount payable to you during your lifetime. In addition, your beneficiary must be your spouse, unless your spouse consents in writing to the designation of a different beneficiary.


Section 404(c) of ERISA and the related DOL regulation excuses a plan fiduciary from liability for investment losses due to your investment decisions. Thus, in situations to which Section 404(c) and the related DOL regulation apply, you can make and you are responsible for the results of your own investment decisions. Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the
Section 404(c) regulation is completely voluntary by the plan sponsor. The AXA Equitable 300+ Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable will not be responsible if a plan fails to meet the requirements of Section 404(c).


IMPACT OF TAXES TO AXA EQUITABLE


The Certificates provide that we may charge Separate Account No. 301 for taxes. We do not now, but may in the future set up reserves for such taxes.



THE GUARANTEED RATE ACCOUNTS

Contributions to a Guaranteed Rate Account, or GRA, become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations.

THE GUARANTEES

We credit contributions to a GRA with interest at a fixed rate for each guarantee period. We guarantee the amount of the contribution (before deduction of any applicable participant service charge). The effective annual guaranteed interest rate will always be at least 3%.

Currently, we offer GRAs with new one-year and three-year guarantee periods each calendar quarter. We express the fixed interest rate as an effective annual interest rate, and apply it to contributions made throughout the calendar quarter, or "open period," for each guarantee period. We may close a guarantee period offered during an open period. In that case, we may offer a new guaranteed rate for the same guarantee period for the remainder of the open period.

We reserve the right to close a guarantee period being offered at any time based on market conditions. Subsequent interest rate changes will not affect contributions made during the open period. All guarantee periods of the same duration that are opened during an open period mature on the same day. After the last day of the open period we will apply no further contributions to those guarantee periods. In accordance with instructions, we will allocate contributions to guarantee periods during the next open period at the new interest rates for that subsequent open period. You may obtain the new guaranteed rates by calling us at the number listed on the front of this SAI.

CONTRIBUTIONS

We credit contributions to a GRA until maturity of a guarantee period with the interest rate in effect on the date of receipt. We express the rate as an effective annual rate, reflecting daily compounding and the deduction of the participant service charge.

Your written request for a change in the percentage of contributions that you allocate to a GRA guarantee period becomes effective on the date that we receive it. Alternatively, you may make allocation or contribution instructions by telephone through AIMS.


WITHDRAWALS AND TRANSFERS

Amounts in the GRAs will be withdrawn or transferred on a last-in, first-out basis, unless you specify otherwise. All other amounts withdrawn or transferred will be subject to a withdrawal charge as discussed under "Charges and Expenses" in the prospectus. We will deduct the withdrawal charge from (1) the remaining amounts in your guarantee period after we process the withdrawal or transfer payment, or (2) the amount you withdrew or transferred if remaining amounts are insufficient.

EXAMPLE OF WITHDRAWAL CHARGE

You contribute $2,000 to a GRA on January 1, allocating the contribution to a three-year guarantee period with a guaranteed interest rate of 4%. On December 31, you make a premature withdrawal of $1,000 from that GRA guarantee period. The maximum participant service charge applicable is $30 per year ($7.50 per quarter). We will calculate the withdrawal charge as follows:


-----------------------------------------------------------------------------------------------------
                                        Participant                 Premature
                                         Service         Amount   Withdrawal     Check      Account
 Date     Contribution     Interest       Charge      Requested     Charge      Amount     Balance
-----------------------------------------------------------------------------------------------------
1/1          $2,000          --             --            --            --          --    $2,000.00
3/31           --        $ 19.71         $ 7.50           --            --          --     2,012.21
6/30           --          19.83           7.50           --            --          --     2,024.54
9/30           --          19.95           7.50           --            --          --     2,036.09
12/31          --          20.07           7.50        $1,000       $ 26.00*     $1,000    1,023.56

* The lesser of (a) 7% ($75.27) of the amount withdrawn (including the amount of the withdrawal charge) or (b) the amount of the Participant's accumulated interest ($26.00) attributable to that same amount.

The example assumes that each quarter contains the same number of days and that each transaction occurs on a Business Day.

CASH VALUE--ACCOUNT BALANCE ILLUSTRATION

The following tables illustrate the account balance (which does not give effect to any withdrawal charge) and the cash value (which gives effect to the withdrawal charge) for contributions allocated to the GRAs.


TABLE I
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)

-----------------------------------------------------------------------
                     Cash Value                Account Balance
-----------------------------------------------------------------------
   Attained          3%            6%            3%             6%
     Age        Minimum     Illustrated     Minimum      Illustrated
  Year End     Guarantee        Rate       Guarantee        Rate
-----------------------------------------------------------------------
      1       $   999.66    $   999.66    $   999.66    $ 1,029.33
      2         2,000.00      2,000.00      2,029.32      2,120.42
      3         3,000.00      3,047.59      3,089.86      3,276.98
      4         4,000.00      4,187.72      4,182.22      4,502.93
      5         5,000.00      5,396.26      5,307.36      5,802.44
      6         6,013.60      6,677.32      6,466.24      7,179.91
      7         7,123.70      8,035.23      7,659.89      8,640.04
      8         8,267.10      9,474.63      8,889.35     10,187.77
      9         9,444.80     11,000.38     10,155.70     11,828.37
     10        10,657.83     12,617.68     11,460.03     13,567.40
     11        11,907.25     14,332.03     12,803.50     15,410.78
     12        13,194.16     16,149.23     14,187.27     17,364.76
     13        14,519.67     18,075.46     15,612.55     19,435.98
     14        15,884.95     20,117.27     17,080.59     21,631.47
     15        17,291.19     22,281.58     18,592.68     23,958.69
     16        18,739.61     24,575.75     20,150.12     26,425.54
     17        20,231.49     27,007.58     21,754.29     29,040.40
     18        21,768.12     29,585.31     23,406.58     31,812.16
     19        23,350.85     32,317.70     25,108.44     34,750.22
     20        24,981.07     35,214.04     26,861.36     37,864.56
     21        26,660.19     38,284.17     28,666.87     41,165.77
     22        28,389.68     41,538.50     30,526.54     44,665.05
     23        30,171.06     44,988.08     32,442.00     48,374.28
     24        32,005.88     48,644.65     34,414.92     52,306.07
     25        33,895.74     52,520.60     36,447.04     56,473.77
     26        35,842.30     56,629.12     38,540.11     60,891.52
     27        37,847.26     60,984.14     40,695.98     65,574.34
     28        39,912.37     65,600.47     42,916.52     70,538.14
     29        42,039.43     70,493.77     45,203.68     75,799.76
     30        44,230.30     75,680.68     47,559.46     81,377.07
     31        46,486.89     81,178.79     49,985.91     87,289.03
     32        48,811.19     87,006.80     52,485.15     93,555.70
     33        51,205.21     93,184.49     55,059.37    100,198.37
     34        53,671.06     99,732.83     57,710.81    107,239.61
     35        56,210.88    106,674.08     60,441.80    114,703.31
     36        58,826.89    114,031.80     63,254.72    122,614.84
     37        61,521.38    121,830.99     66,152.03    131,001.06
     38        64,296.71    130,098.12     69,136.25    139,890.45
     39        67,155.30    138,861.29     72,210.00    149,313.21
     40        70,099.65    148,150.24     75,375.97    159,301.34
     41        73,132.33    157,996.54     78,636.91    169,888.75
     42        76,255.99    168,433.61     81,995.68    181,111.41
     43        79,473.35    179,496.90     85,455.22    193,007.42
     44        82,787.24    191,224.00     89,018.54    205,617.20
     45        86,200.55    203,654.71     92,688.76    218,983.56
     46        89,716.25    216,831.28     96,469.09    233,151.91
     47        93,337.43    230,798.43    100,362.83    248,170.35
     48        97,067.24    245,603.61    104,373.38    264,089.91
     49       100,908.94    261,297.11    108,504.24    280,964.63
     50       104,865.90    277,932.21    112,759.03    298,851.84
-----------------------------------------------------------------------

TABLE II
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

-----------------------------------------------------------------------
                    Cash Value              Account Balance
-----------------------------------------------------------------------
   Attained         3%           6%           3%            6%
     Age       Minimum    Illustrated    Minimum     Illustrated
  Year End    Guarantee       Rate      Guarantee       Rate
-----------------------------------------------------------------------
      1       $ 999.66    $ 1,000.00    $ 999.66    $ 1,029.33
      2         999.32      1,000.00      999.32      1,060.42
      3         998.96      1,016.84      998.96      1,093.38
      4         998.60      1,049.33      998.60      1,128.31
      5         998.22      1,083.77      998.22      1,165.34
      6         997.83      1,120.27      997.83      1,204.59
      7         997.43      1,158.96      997.43      1,246.20
      8         997.02      1,199.98      997.02      1,290.30
      9         996.60      1,243.46      996.60      1,337.05
     10         996.16      1,289.54      996.16      1,386.60
     11         995.71      1,338.39      995.71      1,439.13
     12         995.25      1,390.17      995.25      1,494.81
     13         994.77      1,445.06      994.77      1,553.83
     14         994.28      1,503.24      994.28      1,616.39
     15         993.77      1,564.92      993.77      1,682.70
     16         993.25      1,630.29      993.25      1,753.00
     17         992.71      1,699.58      992.71      1,827.51
     18         992.16      1,773.04      992.16      1,906.49
     19         991.59      1,850.90      991.59      1,990.21
     20         991.00      1,933.43      991.00      2,078.95
     21         990.39      2,020.91      990.39      2,173.02
     22         989.77      2,113.64      989.77      2,272.73
     23         989.13      2,211.94      989.13      2,378.43
     24         988.47      2,316.13      988.47      2,490.46
     25         987.79      2,426.57      987.79      2,609.22
     26         987.09      2,543.65      987.09      2,735.10
     27         986.36      2,667.74      986.36      2,868.54
     28         985.62      2,799.28      985.62      3,009.98
     29         984.85      2,938.72      984.85      3,159.91
     30         984.06      3,086.52      984.06      3,318.84
     31         983.25      3,243.19      983.25      3,487.30
     32         982.41      3,409.26      982.41      3,665.87
     33         981.55      3,585.29      981.55      3,855.15
     34         980.66      3,771.88      980.66      4,055.79
     35         979.74      3,969.68      979.74      4,268.47
     36         978.80      4,179.34      978.80      4,493.91
     37         977.82      4,401.58      977.82      4,732.88
     38         976.82      4,637.15      976.82      4,986.18
     39         975.79      4,886.85      975.79      5,254.68
     40         974.73      5,151.54      974.73      5,539.29
     41         973.64      5,432.11      973.64      5,840.98
     42         972.51      5,729.52      972.51      6,160.77
     43         971.35      6,044.77      971.35      6,499.75
     44         970.16      6,378.93      970.16      6,859.07
     45         968.93      6,733.15      968.93      7,239.94
     46         967.66      7,108.61      967.66      7,643.67
     47         966.35      7,506.61      966.35      8,071.62
     48         965.01      7,928.48      965.01      8,525.25
     49         963.63      8,375.67      963.63      9,006.10
     50         962.20      8,849.69      962.20      9,515.79

HOW WE DETERMINE UNIT VALUES
Unit values for the Funds are determined at the end of each Business Day.

The unit value of any Fund for any Business Day is equal to the unit value for the preceding business day multiplied by the "net investment factor" for that Fund on that Business Day.

A net investment factor for each Fund is determined every Business Day as follows:

o First, we take the value of the shares held by the Fund in the corresponding Portfolio of EQ Advisors Trust, at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.

o Then, we divide this amount by the value of the amounts in the Fund at the close of business on the preceding Business Day (after giving effect to any amounts allocated or withdrawn for that day).

o Finally, we subtract any daily charge for fees or expenses payable by the Fund.


ILLUSTRATION OF CHANGES IN UNIT VALUES

Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the unit value would be greater than the value for the previous period.

For example, assume that at the close of trading on a Monday, the value of a Fund's assets is $2,500,000, and the unit value is $10. If on the next Business Day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the unit value for that day would be calculated as follows:


1.   Unit value for Monday .................................   $        10
2.   Value of assets at close of business on Monday ........   $ 2,500,000
3.   Excess of investment income and realized and
     unrealized capital gains over realized and
     unrealized losses .....................................   $     7,500
4.   Daily accrual for expenses (administration charges
     and certain expenses borne directly by the
     Funds) charged to the Investment Fund .................   $        50
5.   Value of assets, less charge for expenses, at close
     of business day On Tuesday, ((2) + (3) - (4)) .........   $ 2,507,450
6.   Net investment factor ((5) divided by (2)) ............       1.00298
7.   Unit value for Tuesday ((1) x (6)) ....................   $   10.0298

If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the unit value for Tuesday would have been $9.9698.




CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Separate Account No. 301 as of December 31, 2004 and for each of the two years in the period ended December 31, 2004, and the consolidated financial statements of AXA Equitable as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 have been so incorporated in the SAI, and incorporated by reference in the prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given upon their authority as experts in accounting and auditing.



DISTRIBUTION OF THE CERTIFICATES
Employees of AXA Equitable perform all marketing and service functions under the Certificate. AXA Equitable pays no sales commissions with respect to units of interest in Separate Account 301 under the Certificates; however, incentive compensation that ranges from .40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.




FINANCIAL STATEMENTS
You should consider the financial statements of AXA Equitable included herein only as bearing upon the ability of AXA Equitable to meet its obligations under the certificates. The financial statements begin on page FSA-1.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public
 Accounting Firm.....................................................   FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2004...........   FSA-3
   Statements of Operations for the Year Ended December 31, 2004.....   FSA-5
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2004 and 2003.......................................   FSA-7
   Notes to Financial Statements.....................................  FSA-11


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public
 Accounting Firm.......................................................   F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2004 and 2003.............   F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2004,
    2003 and 2002......................................................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
    Income, Years Ended December 31, 2004, 2003 and 2002...............   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
    2004, 2003 and 2002................................................   F-5
   Notes to Consolidated Financial Statements..........................   F-7


                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 301 of AXA Equitable Life Insurance Company


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 301 at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2004 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                          AXA Moderate     AXA Premier VIP    AXA Premier VIP
                                                           Allocation     Aggressive Equity      High Yield
                                                        ---------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value ....   $ 36,007,875       $ 3,994,632        $ 1,371,723
Receivable for The Trusts shares sold .................          3,232             3,746                 --
Receivable for policy-related transactions ............         11,262                --                 --
                                                          ------------       -----------        -----------
  Total assets ........................................     36,022,369         3,998,378          1,371,723
                                                          ------------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased ...............             --                --                316
Payable for policy-related transactions ...............             --             4,497              1,811
                                                          ------------       -----------        -----------
  Total liabilities ...................................             --             4,497              2,127
                                                          ------------       -----------        -----------
Net Assets: ...........................................   $ 36,022,369       $ 3,993,881        $ 1,369,596
                                                          ============       ===========        ===========
Accumulation Units ....................................   $ 36,022,369       $ 3,993,881        $ 1,369,596
                                                          ------------       -----------        -----------
Total net assets ......................................   $ 36,022,369       $ 3,993,881        $ 1,369,596
                                                          ============       ===========        ===========
Investments in shares of The Trusts, at cost ..........   $ 37,891,282       $ 3,930,307        $ 1,539,664
Trust shares held
 Class A ..............................................      2,321,175           158,357            238,743
 Class B ..............................................             --                --                 --
Units outstanding (000's) .............................            338               111                 42
Unit value ............................................   $     106.67       $     35.95        $     32.39

                                                                                                             EQ/Alliance
                                                                                             EQ/Alliance     Intermediate
                                                         AXA Premier VIP     EQ/Alliance      Growth and      Government
                                                            Technology      Common Stock        Income        Securities
                                                        ----------------- ---------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value ....     $ 502,145       $ 80,778,995     $ 9,195,000     $ 7,397,617
Receivable for The Trusts shares sold .................            39             14,773              --              --
Receivable for policy-related transactions ............            --                 --              --              --
                                                            ---------       ------------     -----------     -----------
  Total assets ........................................       502,184         80,793,768       9,195,000       7,397,617
                                                            ---------       ------------     -----------     -----------
Liabilities:
Payable for The Trusts shares purchased ...............            --                 --           2,840             709
Payable for policy-related transactions ...............         2,333             97,364          11,300          36,147
                                                            ---------       ------------     -----------     -----------
  Total liabilities ...................................         2,333             97,364          14,140          36,856
                                                            ---------       ------------     -----------     -----------
Net Assets: ...........................................     $ 499,851       $ 80,696,404     $ 9,180,860     $ 7,360,761
                                                            =========       ============     ===========     ===========
Accumulation Units ....................................     $ 499,851       $ 80,696,404     $ 9,180,860     $ 7,360,761
                                                            ---------       ------------     -----------     -----------
Total net assets ......................................     $ 499,851       $ 80,696,404     $ 9,180,860     $ 7,360,761
                                                            =========       ============     ===========     ===========
Investments in shares of The Trusts, at cost ..........     $ 451,836       $ 74,408,149     $ 8,336,507     $ 7,512,080
Trust shares held
 Class A ..............................................            --          4,619,514         499,123         739,683
 Class B ..............................................        54,610                 --              --              --
Units outstanding (000's) .............................            46                433             290             115
Unit value ............................................     $   10.93       $     186.23     $     31.70     $     63.79

--------------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2004


                                                                          EQ/Capital
                                                          EQ/Alliance      Guardian      EQ/Equity
                                                         International   U.S. Equity     500 Index
                                                        --------------- ------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value ....   $ 4,550,421     $ 426,239     $ 4,630,498
Receivable for The Trusts shares sold .................         1,295            --           1,405
Receivable for policy-related transactions ............            --            --           6,826
                                                          -----------     ---------     -----------
  Total assets ........................................     4,551,716       426,239       4,638,729
                                                          -----------     ---------     -----------
Liabilities:
Payable for The Trusts shares purchased ...............            --            --              --
Payable for policy-related transactions ...............        12,989         1,030              --
                                                          -----------     ---------     -----------
  Total liabilities ...................................        12,989         1,030              --
                                                          -----------     ---------     -----------
Net Assets: ...........................................   $ 4,538,727     $ 425,209     $ 4,638,729
                                                          ===========     =========     ===========
Accumulation Units ....................................   $ 4,538,727     $ 425,209     $ 4,638,729
                                                          -----------     ---------     -----------
Total net assets ......................................   $ 4,538,727     $ 425,209     $ 4,638,729
                                                          ===========     =========     ===========
Investments in shares of The Trusts, at cost ..........   $ 3,208,113     $ 396,007     $ 3,828,487
Trust shares held
 Class A ..............................................       407,356            --         200,183
 Class B ..............................................            --        37,050              --
Units outstanding (000's) .............................           265            31             556
Unit value ............................................   $     17.13     $   13.55     $      8.30



                                                           EQ/Lazard       EQ/Mercury    EQ/MFS Emerging
                                                           Small Cap     International        Growth          EQ/Money
                                                             Value           Value          Companies          Market
                                                        --------------- --------------- ----------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value ....   $ 2,656,073      $ 840,506       $ 1,251,826      $ 18,317,166
Receivable for The Trusts shares sold .................            --             --            11,337                --
Receivable for policy-related transactions ............        12,417             --                --                --
                                                          -----------      ---------       -----------      ------------
  Total assets ........................................     2,668,490        840,506         1,263,163        18,317,166
                                                          -----------      ---------       -----------      ------------
Liabilities:
Payable for The Trusts shares purchased ...............        15,687            288                --             3,103
Payable for policy-related transactions ...............            --          5,902            10,738            25,420
                                                          -----------      ---------       -----------      ------------
  Total liabilities ...................................        15,687          6,190            10,738            28,523
                                                          -----------      ---------       -----------      ------------
Net Assets: ...........................................   $ 2,652,803      $ 834,316       $ 1,252,425      $ 18,288,643
                                                          ===========      =========       ===========      ============
Accumulation Units ....................................   $ 2,652,803      $ 834,316       $ 1,252,425      $ 18,288,643
                                                          -----------      ---------       -----------      ------------
Total net assets ......................................   $ 2,652,803      $ 834,316       $ 1,252,425      $ 18,288,643
                                                          ===========      =========       ===========      ============
Investments in shares of The Trusts, at cost ..........   $ 2,364,111      $ 680,113       $   972,417      $ 18,424,566
Trust shares held
 Class A ..............................................            --             --                --         1,768,563
 Class B ..............................................       189,382         64,526            95,519                --
Units outstanding (000's) .............................           158             66               123               553
Unit value ............................................   $     16.79      $   12.60       $     10.18      $      33.06

--------------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                   AXA Moderate    AXA Premier VIP    AXA Premier VIP
                                                    Allocation    Aggressive Equity      High Yield
                                                  -------------- ------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts .....................   $  978,760              --           $ 86,252
 Expenses:
  Asset charges .................................      183,495          24,238              9,219
  Less: Reduction for expense limitation ........     (133,755)             (1)                (7)
                                                    ----------        ---------          ---------
  Net Expenses ..................................       49,740          24,237              9,212
                                                    ----------        ---------          ---------
Net Investment Income (Loss) ....................      929,020         (24,237)            77,040
                                                    ----------        ---------          ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........     (271,042)        (37,951)           (28,165)
  Realized gain distribution from The Trust .....           --              --                 --
                                                    ----------        ---------          ---------
  Net realized gain (loss) ......................     (271,042)        (37,951)           (28,165)
                                                    ----------        ---------          ---------
 Change in unrealized appreciation
  (depreciation) of investments .................    2,347,091         487,387             54,568
                                                    ----------        ---------          ---------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    2,076,049         449,436             26,403
                                                    ----------        ---------          ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................   $3,005,069        $425,199           $103,443
                                                    ==========        =========          =========



                                                                                                   EQ/Alliance
                                                                                     EQ/Alliance   Intermediate
                                                   AXA Premier VIP    EQ/Alliance     Growth and    Government
                                                    Technology (a)    Common Stock      Income      Securities
                                                  ----------------- --------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts .....................      $ 3,216        $ 936,597       $147,362     $ 238,455
 Expenses:
  Asset charges .................................          629          432,857         62,451        72,425
  Less: Reduction for expense limitation ........           --               (1)            --       (45,306)
                                                       -------       -----------      --------     ---------
  Net Expenses ..................................          629          432,856         62,451        27,119
                                                       -------       -----------      --------     ---------
Net Investment Income (Loss) ....................        2,587          503,741         84,911       211,336
                                                       -------       -----------      --------     ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........        3,405           87,565         47,598        19,837
  Realized gain distribution from The Trust .....           --               --             --           393
                                                       -------       -----------      --------     ---------
  Net realized gain (loss) ......................        3,405           87,565         47,598        20,230
                                                       -------       -----------      --------     ---------
 Change in unrealized appreciation
  (depreciation) of investments .................       50,308        9,330,156        864,262       (77,440)
                                                       -------       -----------      --------     ---------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................       53,713        9,417,721        911,860       (57,209)
                                                       -------       -----------      --------     ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................      $56,300       $9,921,462       $996,771     $ 154,126
                                                       =======       ===========      ========     =========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                    EQ/Capital
                                                    EQ/Alliance      Guardian    EQ/Equity
                                                   International   U.S. Equity   500 Index
                                                  --------------- ------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts .....................    $ 87,507        $ 1,525     $ 63,249
 Expenses:
  Asset charges .................................      35,412            562       19,096
  Less: Reduction for expense limitation ........        (226)            --           --
                                                     --------        -------     --------
  Net Expenses ..................................      35,187            562       19,096
                                                     --------        -------     --------
Net Investment Income (Loss) ....................      52,320            963       44,153
                                                     --------        -------     --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........     144,626         18,817       (6,929)
  Realized gain distribution from The Trust .....          --             --           --
                                                     --------        -------     --------
  Net realized gain (loss) ......................     144,626         18,817       (6,929)
                                                     --------        -------     --------
 Change in unrealized appreciation
  (depreciation) of investments .................     479,147         10,346      390,442
                                                     --------        -------     --------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     623,773         29,163      383,513
                                                     --------        -------     --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................    $676,093        $30,126     $427,666
                                                     ========        =======     ========



                                                   EQ/Lazard     EQ/Mercury    EQ/MFS Emerging
                                                   Small Cap   International        Growth        EQ/Money
                                                     Value         Value          Companies        Market
                                                  ----------- --------------- ----------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts .....................  $ 133,387      $ 11,520              --       $ 203,900
 Expenses:
  Asset charges .................................     10,028         1,965           9,647         109,742
  Less: Reduction for expense limitation ........         --            --              --         (10,341)
                                                   ---------      --------           -----       ---------
  Net Expenses ..................................     10,028         1,965           9,647          99,401
                                                   ---------      --------           -----       ---------
Net Investment Income (Loss) ....................    123,359         9,555          (9,647)        104,499
                                                   ---------      --------          ------       ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    214,330         6,087          47,784          16,837
  Realized gain distribution from The Trust .....    120,536            --              --              --
                                                   ---------      --------          ------       ---------
  Net realized gain (loss) ......................    334,866         6,087          47,784          16,837
                                                   ---------      --------          ------       ---------
 Change in unrealized appreciation
  (depreciation) of investments .................    (98,465)      124,308          96,359         (24,881)
                                                   ---------      --------          ------       ---------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    236,401       130,395         144,143          (8,044)
                                                   ---------      --------         -------       ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ 359,760      $139,950        $134,496       $  96,455
                                                   =========      ========        ========       =========

-------
(a) Commenced operations May 14, 2004.
The accompanying notes are an integral part of these financial statements.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA Moderate Allocation     AXA Premier VIP Aggressive Equity
                                                ------------------------------- ---------------------------------
                                                      2004            2003            2004             2003
                                                --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    929,020    $    660,613      $ (24,237)       $ (21,224)
 Net realized gain (loss) on investments ......      (271,042)       (867,803)       (37,951)        (641,751)
 Change in unrealized appreciation
  (depreciation) of investments ...............     2,347,091       5,965,988        487,387        1,753,087
                                                 ------------    ------------      ----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................     3,005,069       5,758,798        425,199        1,090,112
                                                 ------------    ------------      ----------       ----------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......       600,480         787,032        209,318          367,472
  Transfers between funds including
   guaranteed rate account, net ...............       188,583        (779,988)          (803)        (311,876)
  Transfers for contract benefits and
   terminations ...............................    (3,079,958)     (2,720,209)      (479,901)        (314,989)
  Contract maintenance charges ................        10,321         (11,505)        10,691           (2,279)
                                                 ------------    ------------      ----------       ----------
 Net increase (decrease) in net assets from
  contractowners transactions .................    (2,280,574)     (2,724,670)      (260,695)        (261,672)
                                                 ------------    ------------      ----------       ----------
Increase (Decrease) in Net Assets .............       724,495       3,034,128        164,504          828,440
Net Assets -- Beginning of Period .............    35,297,874      32,263,746      3,829,377        3,000,937
                                                 ------------    ------------      ----------       ----------
Net Assets -- End of Period ...................  $ 36,022,369    $ 35,297,874      $3,993,881       $3,829,377
                                                 ============    ============      ==========       ==========
Changes in Units (000's):
 Issued .......................................            12              16              8               50
 Redeemed .....................................            34             (47)           (16)             (59)
                                                 ------------    ------------      ----------       ----------
 Net Increase (Decrease) ......................           (22)            (31)            (8)              (9)
                                                 ============    ============      ==========       ==========



                                                                                   AXA Premier VIP
                                                   AXA Premier VIP High Yield      Technology (a)
                                                --------------------------------- ----------------
                                                      2004             2003             2004
                                                ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................    $  77,040        $  54,269        $  2,587
 Net realized gain (loss) on investments ......      (28,165)         (47,616)          3,405
 Change in unrealized appreciation
  (depreciation) of investments ...............       54,568          201,505          50,308
                                                  ----------       ----------        --------
 Net increase (decrease) in net assets from
  operations ..................................      103,443          208,158          56,300
                                                  ----------       ----------        --------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......      127,346           90,791          61,013
  Transfers between funds including
   guaranteed rate account, net ...............      (56,500)         170,045         430,701
  Transfers for contract benefits and
   terminations ...............................      (55,031)         (91,219)        (47,702)
  Contract maintenance charges ................         (421)            (666)           (461)
                                                  ----------       ----------        --------
 Net increase (decrease) in net assets from
  contractowners transactions .................       15,394          168,951         443,551
                                                  ----------       ----------        --------
Increase (Decrease) in Net Assets .............      118,837          377,110         499,851
Net Assets -- Beginning of Period .............    1,250,759          873,649              --
                                                  ----------       ----------        --------
Net Assets -- End of Period ...................   $1,369,596       $1,250,759        $499,851
                                                  ==========       ==========        ========
Changes in Units (000's):
 Issued .......................................            7               14              50
 Redeemed .....................................           (7)              (8)             (4)
                                                  ----------       ----------        --------
 Net Increase (Decrease) ......................           --                6              46
                                                  ==========       ==========        ========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    EQ/Alliance Common Stock      EQ/Alliance Growth and Income
                                                -------------------------------- --------------------------------
                                                      2004            2003              2004            2003
                                                --------------- ---------------- ----------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    503,741    $      747,524    $     84,911      $   59,652
 Net realized gain (loss) on investments ......        87,565       (10,154,323)         47,598        (378,851)
 Change in unrealized appreciation
  (depreciation) of investments ...............     9,330,156        33,760,517         864,262       2,242,089
                                                 ------------    --------------    ------------      ----------
 Net increase (decrease) in net assets from
  operations ..................................     9,921,462        24,353,718         996,771       1,922,890
                                                 ------------    --------------    ------------      ----------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......     1,526,232           887,779         577,688         385,874
  Transfers between funds including
   guaranteed rate account, net ...............       899,453         3,100,377         274,742         273,874
  Transfers for contract benefits and
   terminations ...............................    (5,731,462)       (5,594,972)     (1,069,652)       (891,938)
  Contract maintenance charges ................       (27,113)          (26,184)         (1,247)         (1,860)
                                                 ------------    --------------    ------------      ----------
 Net increase (decrease) in net assets from
  contractowners transactions .................    (3,332,890)       (1,633,000)       (218,469)       (234,050)
                                                 ------------    --------------    ------------      ----------
Increase (Decrease) in Net Assets .............     6,588,572        22,720,718         778,302       1,688,840
Net Assets -- Beginning of Period .............    74,107,832        51,387,114       8,402,558       6,713,718
                                                 ------------    --------------    ------------      ----------
Net Assets -- End of Period ...................  $ 80,696,404    $   74,107,832    $  9,180,860      $8,402,558
                                                 ============    ==============    ============      ==========
Changes in Units (000's):
 Issued .......................................            41               195              37              75
 Redeemed .....................................           (61)             (210)            (44)            (86)
                                                 ------------    --------------    ------------      ----------
 Net Increase (Decrease) ......................           (20)              (15)             (7)            (11)
                                                 ============    ==============    ============      ==========



                                                   EQ/Alliance Intermediate
                                                     Government Securities         EQ/Alliance International
                                                ------------------------------- -------------------------------
                                                      2004            2003            2004            2003
                                                --------------- --------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $     211,336   $     329,893    $   52,320       $   41,362
 Net realized gain (loss) on investments ......         20,230         104,092       144,626           68,899
 Change in unrealized appreciation
  (depreciation) of investments ...............        (77,440)       (260,622)      479,147          958,506
                                                 -------------   -------------    ----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................        154,126         173,363       676,093        1,068,767
                                                 -------------   -------------    ----------       ----------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......        502,971       2,469,606       225,826          180,849
  Transfers between funds including
   guaranteed rate account, net ...............       (987,190)       (647,096)       67,730           73,335
  Transfers for contract benefits and
   terminations ...............................       (802,429)     (1,065,005)     (391,238)        (636,271)
  Contract maintenance charges ................        (18,585)         (2,617)        6,610              (15)
                                                 -------------   -------------    ----------       ----------
 Net increase (decrease) in net assets from
  contractowners transactions .................     (1,305,233)        754,888       (91,072)        (382,102)
                                                 -------------   -------------    ----------       ----------
Increase (Decrease) in Net Assets .............     (1,151,107)        928,251       585,021          686,665
Net Assets -- Beginning of Period .............      8,511,868       7,583,617     3,953,706        3,267,041
                                                 -------------   -------------    ----------       ----------
Net Assets -- End of Period ...................  $   7,360,761   $   8,511,868    $4,538,727       $3,953,706
                                                 =============   =============    ==========       ==========
Changes in Units (000's):
 Issued .......................................             11              78            34               25
 Redeemed .....................................            (32)            (65)          (41)             (55)
                                                 -------------   -------------    ----------       ----------
 Net Increase (Decrease) ......................            (21)             13            (7)             (30)
                                                 =============   =============    ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Capital
                                                    Guardian U.S. Equity            EQ/Equity 500 Index
                                                ----------------------------- -------------------------------
                                                     2004           2003            2004            2003
                                                -------------- -------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $    963        $   208        $  44,153       $   31,182
 Net realized gain (loss) on investments ......     18,817          7,086           (6,929)        (415,376)
 Change in unrealized appreciation
  (depreciation) of investments ...............     10,346         20,907          390,442        1,300,233
                                                  ---------       --------       ----------      ----------
 Net increase (decrease) in net assets from
  operations ..................................     30,126         28,201          427,666          916,039
                                                  ---------       --------       ----------      ----------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......    165,065         15,843          594,583          754,154
  Transfers between funds including
   guaranteed rate account, net ...............    124,401         46,897           39,812          (21,639)
  Transfers for contract benefits and
   terminations ...............................    (18,105)        (6,019)        (666,777)        (186,893)
  Contract maintenance charges ................       (632)            --              382           (1,099)
                                                  ---------       --------       ----------      ----------
 Net increase (decrease) in net assets from
  contractowners transactions .................    270,729         56,721          (32,000)         544,523
                                                  ---------       --------       ----------      ----------
Increase (Decrease) in Net Assets .............    300,855         84,922          395,666        1,460,562
Net Assets -- Beginning of Period .............    124,354         39,432        4,243,063        2,782,501
                                                  ---------       --------       ----------      ----------
Net Assets -- End of Period ...................   $425,209        $124,354       $4,638,729      $4,243,063
                                                  =========       ========       ==========      ==========
Changes in Units (000's):
 Issued .......................................         30             11              146              312
 Redeemed .....................................         (9)            (5)             151             (218)
                                                  ---------       --------       ----------      ----------
 Net Increase (Decrease) ......................         21              6               (5)              92
                                                  =========       ========       ==========      ==========



                                                                                       EQ/Mercury
                                                  EQ/Lazard Small Cap Value        International Value
                                                ----------------------------- -----------------------------
                                                     2004           2003           2004           2003
                                                -------------- -------------- -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $  123,359     $    6,528     $  9,555       $  9,602
 Net realized gain (loss) on investments ......      334,866       (152,339)       6,087         (4,944)
 Change in unrealized appreciation
  (depreciation) of investments ...............      (98,465)       668,030      124,308        117,941
                                                  ----------     ----------     ---------      ---------
 Net increase (decrease) in net assets from
  operations ..................................      359,760        522,219      139,950        122,599
                                                  ----------     ----------     ---------      ---------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......      406,547        271,930       86,783         74,469
  Transfers between funds including
   guaranteed rate account, net ...............      269,459        121,728      101,330           (333)
  Transfers for contract benefits and
   terminations ...............................     (281,484)      (647,903)     (61,115)       (26,899)
  Contract maintenance charges ................         (763)          (470)      (2,090)            --
                                                  ----------     ----------     ---------      ---------
 Net increase (decrease) in net assets from
  contractowners transactions .................      393,759       (254,715)     124,908         47,237
                                                  ----------     ----------     ---------      ---------
Increase (Decrease) in Net Assets .............      753,519        267,504      264,858        169,836
Net Assets -- Beginning of Period .............    1,899,284      1,631,780      569,458        399,622
                                                  ----------     ----------     ---------      ---------
Net Assets -- End of Period ...................   $2,652,803     $1,899,284     $834,316       $569,458
                                                  ==========     ==========     ========       =========
Changes in Units (000's):
 Issued .......................................           76             89           17             11
 Redeemed .....................................          (50)          (112)          (6)            (5)
                                                  ----------     ----------     ---------      ---------
 Net Increase (Decrease) ......................           26            (23)          11              6
                                                  ==========     ==========     =========      =========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/MFS Emerging
                                                          Growth Companies                     EQ/Money Market
                                                  ---------------------------------   ---------------------------------
                                                        2004              2003              2004              2003
                                                  ----------------   --------------   ---------------   ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................     $   (9,647)       $   (12,720)     $    104,499      $     75,190
 Net realized gain (loss) on investments ......         47,784             31,622            16,837          (147,726)
 Change in unrealized appreciation
  (depreciation) of investments ...............         96,359            226,071           (24,881)          152,495
                                                    -----------       -----------      ------------      ------------
 Net increase (decrease) in net assets from
  operations ..................................        134,496            244,973            96,455            79,959
                                                    -----------       -----------      ------------      ------------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......        136,325            155,733         3,694,111         2,576,095
  Transfers between funds including
   guaranteed rate account, net ...............         12,680             10,528          (838,335)       (3,352,104)
  Transfers for contract benefits and
   terminations ...............................       (153,246)          (141,756)       (4,892,115)       (4,040,391)
  Contract maintenance charges ................         (1,619)              (578)          (29,628)          (21,584)
                                                    -----------       -----------      ------------      ------------
 Net increase (decrease) in net assets from
  contractowners transactions .................         (5,860)            23,927        (2,065,967)       (4,837,084)
                                                    -----------       -----------      ------------      ------------
Increase (Decrease) in Net Assets .............        128,636            268,900        (1,969,512)       (4,758,025)
Net Assets -- Beginning of Period .............      1,123,789            854,889        20,258,155        25,016,180
                                                    -----------       -----------      ------------      ------------
Net Assets -- End of Period ...................     $1,252,425         $1,123,789       $18,288,643       $20,258,155
                                                    ===========       ===========      ============      ============
Changes in Units (000's):
 Issued .......................................             18                101               299               738
 Redeemed .....................................            (20)               (98)             (362)             (885)
                                                    -----------       -----------      ------------      ------------
 Net Increase (Decrease) ......................             (2)                 3               (63)             (147)
                                                    ===========       ===========      ============      ============

-------
(a) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology occurred on May 14, 2004 (see note 5).
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements

December 31, 2004


1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account No. 301 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Account.

The Account has 14 variable investment funds ("Funds"):

o AXA Moderate Allocation(1)
o AXA Premier VIP Aggressive Equity(2)
o AXA Premier VIP High Yield(3)
o AXA Premier VIP Technology
o EQ/Alliance Common Stock
o EQ/Alliance Growth and Income
o EQ/Alliance Intermediate Government Securities
o EQ/Alliance International
o EQ/Capital Guardian U.S. Equity
o EQ/Equity 500 Index
o EQ/Lazard Small Cap Value
o EQ/Mercury International Value(4)
o EQ/MFS Emerging Growth Companies
o EQ/Money Market

----------
 (1) Formerly known as EQ/Balanced.
 (2) Formerly known as EQ/Aggressive Stock.
 (3) Formerly known as EQ/High Yield.
 (4) Formerly known as EQ/Putnam International Equity.


Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All Contracts are issued by AXA Equitable's. The assets of the Account are the property of AXA Equitable's. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits under certain group annuity contracts and certificates ("Contracts") in connection with individual retirement annuities and tax-sheltered annuity arrangements.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On December 29, 2003, The American Institute of Certified Public Accountants issued Statement of Position 03-05 "Financial Highlights of Separate Accounts:
An Amendment to the Audit and Accounting Guide Audits of Investment Companies" which was effective for the December 31, 2003 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from the Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of Trust shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed rate account, refiected in the General Account). Contractowners may allocate amounts in their individual accounts to variable investment funds, and/or to the guaranteed rate account of AXA Equitable's General Account. Transfers between funds including the


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2004


2. Significant Accounting Policies (Concluded)

guaranteed rate account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed rate account. The net assets of any variable investment fund may not be less than the aggregate of the Contractowner accounts allocated to that variable investment fund. Additional assets are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Included in Contract maintenance charges are administrative charges deducted quarterly under the Contracts.

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:


                                                 Purchases       Sales
                                               ------------- -------------
AXA Moderate Allocation ....................    $1,755,458    $ 3,123,792
AXA Premier VIP Aggressive Equity ..........       235,783        522,414
AXA Premier VIP High Yield .................       290,597        196,738
AXA Premier VIP Technology .................       928,138        479,707
EQ/Alliance Common Stock ...................     6,438,313      9,206,963
EQ/Alliance Growth & Income ................     1,009,653      1,126,770
EQ/Alliance Intermediate Government Sec. ...       772,866      1,831,597
EQ/Alliance International ..................       540,747        571,055
EQ/Capital Guardian U.S. Equity ............       387,179        114,538
EQ/Equity 500 Index ........................     1,091,176      1,105,381
EQ/Lazard Small Cap Value ..................     1,400,573        769,365
EQ/Mercury International Equity ............       199,549         61,193
EQ/MFS Emerging Growth Companies ...........       172,958        206,668
EQ/Money Market ............................     9,699,551     11,638,388

4. Expenses and Related Party Transactions

The assets in each Fund are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans"). The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class B shares in respect to activities primarily intended to result in the sale of Class B shares. These fees are reflected in the net asset value of the shares.

AXA Equitable serves as investment manager of The Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. AXA Equitable oversees the activities of the investment advisors with respect to The Trusts and is responsible for retaining or discontinuing the services of those advisors. Fees generally vary depending on net asset levels of individual portfolios and range from a low of 0.10% to a high of 1.20% of average daily net assets. AXA Equitable as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio.

Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios; EQ/Equity 500 Index and EQ/Money Market, as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP High Yield and AXA Premier VIP Technology. Alliance is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2004


4. Expenses and Related Party Transactions (Concluded)

AXA Equitable performs all marketing and service functions under the contract. No commissions are paid for these services.


5. Substitutions/Reorganizations

On May 14, 2004 the AXA Premier VIP Technology acquired all the net assets of EQ/Technology pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of 104,975 of Class B shares of EQ/Technology (valued at $427,457 for 51,628 of Class B shares of AXA Premier VIP Technology (valued at $427,457). The AXA Premier VIP Technology was not held by the Account before the merger, therefore the aggregate net assets of EQ/Technology and AXA Premier VIP Technology Portfolios before and after the substitution were $427,457.

Reorganizations

The EQ/Balanced Portfolio, a fund of EQAT, was merged into the AXA Moderate Allocation Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The effect of this is to convert the EQ/Balanced Portfolio into a "fund of funds" structure by investing in a combination of other portfolios that is selected from 36 actively managed choices.

The EQ/Aggressive Stock Portfolio, a fund of EQAT, was merged into the AXA Premier VIP Aggressive Equity Portfolio, a fund of VIP in a reorganization effective after the close of business on August 15, 2003. The EQ/High Yield Portfolio, a fund of EQAT, was merged into the AXA Premier VIP High Yield Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003.


6. Contractowners Charges

The following charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts:


o Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Fund.
o Direct operating expenses are paid to cover expenses attributable to the operations of each Fund. Direct operating expenses include charges for auditing, printing and mailing expenses.

Under the Contracts, AXA Equitable reimburses the EQ/Money Market Fund, the EQ/Alliance Common Stock Fund, the EQ/Alliance Intermediate Government Securities Fund, and the AXA Moderate Allocation Fund for the excess of the aggregate expense charges of each Fund (including investment advisory fees and certain other Trust expenses attributable to assets of such Fund invested in a Portfolio of the Trust and the asset-based charges of the Fund, as described above) which during any calendar year exceed 1.5% of the average daily net assets of the EQ/Alliance Common Stock Fund, the EQ/Alliance Intermediate Government Securities Fund, the AXA Moderate Allocation Fund, and 1.0% of the EQ/Money Market Fund. In addition, AXA Equitable voluntarily reimburses the AXA Premier VIP High Yield Fund, the AXA Premier VIP Aggressive Equity Fund, and the EQ/Alliance International Fund for aggregate expenses in excess of 1.5% of each Fund's average daily net assets. The voluntary expense limitation may be discontinued by AXA Equitable at its discretion. The above expense reimbursement is disclosed in the Statements of Operations as Reduction for expense limitation.

If the annual amount of management fees applicable to the EQ/Money Market Portfolio and the EQ/Alliance Intermediate Government Securities Portfolio exceeds 0.35% of the average daily net asset value of either Portfolio, AXA Equitable will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. AXA Equitable has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time. Any such reimbursements are reflected in the net unit value of the Fund and are included in the Statements of Operations as a Reduction for expense limitation.

A quarterly Participant Service Charge is made for each participant at the end of each calendar quarter before retirement benefits begin. Participant's unit balances are reduced and proceeds are credited to AXA Equitable in payment of the participant's service charge which will not exceed $30 per year.

The following are deducted at the time of transaction from the amounts being transacted:

SEP and SIMPLE enrollment--$25 fee upon enrollment collected either from the employer, or deducted from the first contribution.

Life annuity administrative charge--if the fixed annuity option is elected, a $350 charge is deducted from the amount used to purchase the annuity. This charge may be higher depending on the annuity purchase rate.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2004


6. Contractowners Charges (Concluded)

Taxes--a charge designed to approximate certain taxes that may be imposed and deducted from the amount applied to provide an annuity payout option.

Withdrawal charge--7% charge, not to exceed interest earned, on amounts withdrawn or transferred from Guaranteed rate account before the account's maturity. There are exceptions to withdrawal charge. Charge deducted at time of transfer.


7. Accumulation Unit Values

Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (including administrative charges and direct operating expenses) exclude the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.



                                                                                      Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                 2004          2003        2002          2001          2000
                                                             ------------------------------------------------------------------
AXA Moderate Allocation (b)(f)
Unit value, end of period ..................................   $106.67      $  98.08    $   82.43     $   94.68     $  97.08
Net Assets (000's) .........................................   $36,022      $ 35,298    $  32,264     $  39,556     $ 42,230
Number of units outstanding, end of year (000's) ...........       338           360          391           417          435
Expense Ratio ..............................................      0.52%         0.43%        0.54%         0.43%        0.34%
Total Return* ..............................................      8.78%        18.99%      (12.94)%       (2.47)%      (1.55)%

AXA Premier VIP Aggressive Equity
Unit value, end of period ..................................   $ 35.95      $  32.14    $   23.46     $   33.10     $  44.83
Net Assets (000's) .........................................   $ 3,994      $  3,829    $   3,001     $   4,662     $  6,500
Number of units outstanding, end of period (000's) .........       111           119          128           141          145
Expense Ratio ..............................................      0.64%         0.61%        0.57%         0.50%        0.29%
Total Return* ..............................................     11.86%        36.98%      (29.12)%      (26.17)%     (13.44)%

AXA Premier VIP High Yield
Unit value, end of period ..................................   $ 32.39      $  29.93    $   24.54     $   25.37     $  25.20
Net Assets (000's) .........................................   $ 1,370      $  1,251    $     874     $   1,139     $  1,210
Number of units outstanding, end of period (000's) .........        42            42           36            45           48
Expense Ratio ..............................................      0.71%         0.72%        0.59%         0.76%        0.55%
Total Return* ..............................................      8.14%        21.97%       (3.27)%        0.67%      (10.54)%

AXA Premier VIP Technology (g)
Unit value, end of period ..................................   $ 10.93            --           --            --           --
Net Assets (000's) .........................................   $   500            --           --            --           --
Number of units outstanding, end of year (000's) ...........        46            --           --            --           --
Expense Ratio ..............................................      0.25%           --           --            --           --
Total Return* ..............................................      9.43%           --           --            --           --

EQ/Alliance Common Stock
Unit value, end of period ..................................   $186.23      $ 163.68    $  109.83     $  165.26     $ 185.51
Net Assets (000's) .........................................   $80,696      $ 74,108    $  51,387     $  89,561     $109,451
Number of units outstanding, end of period (000's) .........       433           453          468           542          590
Expense Ratio ..............................................      0.58%         0.56%        0.57%         0.39%        0.42%
Total Return* ..............................................     13.78%        49.03%      (33.54)%      (10.92)%     (14.37)%

EQ/Alliance Growth and Income
Unit value, end of period ..................................   $ 31.70      $  28.31    $   21.79     $   27.77     $  28.23
Net Assets (000's) .........................................   $ 9,181      $  8,403    $   6,714     $  10,049     $ 10,106
Number of units outstanding, end of period (000's) .........       290           297          308           362          358
Expense Ratio ..............................................      0.73%         0.56%        0.56%         0.25%        0.62%
Total Return* ..............................................     12.13%        29.92%      (21.53)%       (1.63)%       8.33%

EQ/Alliance Intermediate Government Securities
Unit value, end of period ..................................   $ 63.79      $  62.50    $   61.41     $   56.57     $  52.69
Net Assets (000's) .........................................   $ 7,361      $  8,512    $   7,584     $   5,634     $  4,584
Number of units outstanding, end of period (000's) .........       115           136          123           100           87
Expense Ratio ..............................................      0.35%         0.35%        0.25%         0.33%        0.29%
Total Return* ..............................................      2.06%         1.78%        8.56%         7.36%        9.04%



                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Concluded)


                                                                Years Ended December 31,          Years Ended December 31,
                                                                ------------------------  -----------------------------------------
                                                                    2004        2003           2002          2001          2000
                                                                ----------- -----------   ------------- ------------- -------------
EQ/Alliance International (e)
Unit value, end of period .....................................   $17.13      $ 14.58       $   10.84            --            --
Net Assets (000's) ............................................   $4,539      $ 3,954       $   3,267            --            --
Number of units outstanding, end of period (000's) ............      265          272             302            --            --
Expense Ratio .................................................     0.87%        0.40%           0.72%           --            --
Total Return* .................................................    17.49%       34.50%           8.40%           --            --

EQ/Capital Guardian U.S. Equity (d)
Unit value, end of period .....................................   $13.55      $ 12.43       $    9.13            --            --
Net Assets (000's) ............................................   $  425      $   124       $      39            --            --
Number of units outstanding, end of period (000's) ............       31           10               4            --            --
Expense Ratio .................................................     0.25%        0.25%           0.25%           --            --
Total Return* .................................................     9.21%       36.15%          (8.70)%          --            --

EQ/Equity 500 Index (a)
Unit value, end of period .....................................   $ 8.30      $  7.56       $    5.94     $    7.69     $    8.80
Net Assets (000's) ............................................   $4,639      $ 4,243       $   2,783     $   3,070     $   2,068
Number of units outstanding, end of year (000's) ..............      556          561             469           399           235
Expense Ratio .................................................     0.45%        0.45%           0.45%         0.25%         0.25%
Total Return* .................................................     9.95%       27.25%         (22.76)%      (12.61)%      (35.06)%

EQ/Lazard Small Cap Value
Unit value, end of period .....................................   $16.79      $ 14.38       $   10.52     $   12.52     $   10.68
Net Assets (000's) ............................................   $2,653      $ 1,899       $   1,632     $   1,189     $     150
Number of units outstanding, end of period (000's) ............      158          132             155            95            14
Expense Ratio .................................................     0.45%        0.45%           0.45%         0.25%         0.44%
Total Return* .................................................    17.04%       36.69%         (15.97)%       17.23%        18.01%

EQ/Mercury International Value (c)
Unit value, end of period .....................................   $12.60      $ 10.39       $    8.16            --            --
Net Assets (000's) ............................................   $  834      $   570       $     400            --            --
Number of units outstanding, end of year (000's) ..............       66           55              49            --            --
Expense Ratio .................................................     0.30%        0.45%           0.45%           --            --
Total Return* .................................................    21.30%       27.33%         (18.40)%          --            --

EQ/MFS Emerging Growth Companies
Unit value, end of period .....................................   $10.18      $  9.07       $    7.04     $   10.79     $   16.43
Net Assets (000's) ............................................   $1,252      $ 1,124       $     855     $   1,518     $   3,467
Number of units outstanding, end of year (000's) ..............      123          125             122           141           211
Expense Ratio .................................................     0.40%        0.45%           0.51%         0.25%         0.45%
Total Return* .................................................    12.49%       28.84%         (34.75)%      (34.33)%       19.18%

EQ/Money Market
Unit value, end of period .....................................  $ 33.06      $ 32.90       $   32.79     $   32.46     $   31.41
Net Assets (000's) ............................................  $18,289      $20,258       $  25,016     $  24,481     $  24,406
Number of units outstanding, end of year (000's) ..............      553          616             763           754           777
Expense Ratio .................................................     0.57%        0.48%           0.47%         0.42%         0.43%
Total Return* .................................................     0.51%        0.31%           1.02%         3.34%         5.83%

(a) A substitution of BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000. Units were made available for sale on October 6, 2000.

(b) A substitution of Alliance Conservative Investors for AXA Moderate Allocation occurred on May 18, 2001.

(c) A substitution of EQ/T. Rowe International Portfolio for EQ/Mercury International Value Portfolio occurred on April 26, 2002. Units were made available for sale on April 26, 2002.

(d) A substitution of EQ/AXP New Dimensions Portfolio for the EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002. Units were made available for sale on July 12, 2002.

(e) A substitution of EQ/Alliance Global Portfolio for the EQ/Alliance International Portfolio occurred on November 22, 2002. Units were made available for sale on November 22, 2002.

(f) A substitution of EQ/Alliance Growth Investors Portfolio for AXA Moderate Allocation Portfolio occurred on November 22, 2002.

(g) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology occurred on May 14, 2004. (See Note 5).

* These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Concluded)

December 31, 2004


8. Investment Income ratio

Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.


                                                                  Years Ended December 31,
                                                   ------------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                   ---------- ---------- ---------- ---------- ----------
AXA Moderate Allocation .........................   2.77%     2.43%      1.16%      2.53%       3.19%
AXA Premier VIP Aggressive Equity ...............     --        --       0.01%      0.50%       0.37%
AXA Premier VIP High Yield ......................   6.62%     5.84%      8.23%      9.48%      11.10%
AXA Premier VIP Technology ......................   1.15%       --         --         --          --
EQ/Alliance Common Stock ........................   1.23%     1.81%      0.05%      2.38%       0.62%
EQ/Alliance Growth and Income ...................   1.70%     1.38%      1.30%      0.96%       0.90%
EQ/Alliance Intermediate Government Securities ..   2.98%     4.37%      4.76%      3.95%       5.54%
EQ/Alliance International .......................   2.13%     2.00%        --         --          --
EQ/Capital Guardian U.S. Equity .................   0.62%     0.36%      0.81%        --          --
EQ/Equity 500 Index .............................   1.47%     1.35%      1.05%      0.99%       1.87%
EQ/Lazard Small Cap Value .......................  11.18%     1.07%      0.91%      8.90%       2.71%
EQ/Mercury International Value ..................   1.74%     2.56%      1.01%        --          --
EQ/MFS Emerging Growth Companies ................     --        --         --       0.02%       2.50%
EQ/Money Market .................................   1.05%     0.81%      1.41%      3.31%       5.45%


                                     FSA-16

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholders' equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2004 and December 31, 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of Notes to the Consolidated Financial Statements, in 2004 AXA Equitable changed its method of accounting for variable interest entities and certain nontraditional long-duration contracts and for Separate Accounts and in 2002 changed its method of accounting for variable annuity products that contain guaranteed minimum income benefit features, and its method of accounting for intangible and long-lived assets.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 31, 2005

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                                                 DECEMBER 31,          December 31,
                                                                                    2004                  2003
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS

Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    30,722.3        $    29,095.5
  Mortgage loans on real estate.............................................        3,131.9              3,503.1
  Equity real estate, held for the production of income.....................          643.2                656.5
  Policy loans..............................................................        3,831.4              3,894.3
  Other equity investments..................................................        1,010.5                789.1
  Other invested assets.....................................................        1,112.1                825.2
                                                                              -----------------    -----------------
      Total investments.....................................................       40,451.4             38,763.7
Cash and cash equivalents...................................................        1,680.8                999.1
Cash and securities segregated, at estimated fair value.....................        1,489.0              1,285.8
Broker-dealer related receivables...........................................        2,187.7              2,284.7
Deferred policy acquisition costs...........................................        6,813.9              6,290.4
Goodwill and other intangible assets, net...................................        3,761.4              3,513.4
Amounts due from reinsurers.................................................        2,549.6              2,460.4
Loans to affiliates, at estimated fair value................................          400.0                400.0
Other assets................................................................        3,600.9              3,829.7
Separate Accounts' assets...................................................       61,559.4             54,438.1
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $    26,875.1        $    25,307.7
Future policy benefits and other policyholders liabilities..................       14,099.6             13,934.7
Broker-dealer related payables..............................................          945.9              1,261.8
Customers related payables..................................................        2,658.7              1,897.5
Amounts due to reinsurers...................................................          994.0                936.5
Short-term and long-term debt...............................................        1,255.5              1,253.2
Income taxes payable........................................................        2,714.8              2,362.8
Other liabilities...........................................................        1,859.6              2,006.9
Separate Accounts' liabilities..............................................       61,559.4             54,300.6
Minority interest in equity of consolidated subsidiaries....................        2,040.4              1,744.9
Minority interest subject to redemption rights..............................          266.6                488.1
                                                                              -----------------    -----------------
      Total liabilities.....................................................      115,269.6            105,494.7
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 12, 14, 15, 16 and 17)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding....................................................            2.5                  2.5
Capital in excess of par value..............................................        4,890.9              4,848.2
Retained earnings...........................................................        3,457.0              3,027.1
Accumulated other comprehensive income......................................          874.1                892.8
                                                                              -----------------    -----------------
      Total shareholder's equity............................................        9,224.5              8,770.6
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................   $    1,595.4       $     1,376.7      $     1,315.5
Premiums......................................................          879.6               889.4              945.2
Net investment income.........................................        2,501.4             2,386.9            2,377.2
Investment gains (losses), net................................           65.0               (62.3)            (278.5)
Commissions, fees and other income............................        3,355.0             2,811.8            2,987.6
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        8,396.4             7,402.5            7,347.0
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,867.1             1,708.2            2,036.0
Interest credited to policyholders' account balances..........        1,038.1               969.7              972.5
Compensation and benefits.....................................        1,604.9             1,327.0            1,244.3
Commissions...................................................        1,017.3               991.9              788.8
Distribution plan payments....................................          374.2               370.6              392.8
Amortization of deferred sales commissions....................          177.4               208.6              229.0
Interest expense..............................................           76.8                82.3               95.7
Amortization of deferred policy acquisition costs.............          472.9               434.6              296.7
Capitalization of deferred policy acquisition costs...........       (1,015.9)             (990.7)            (754.8)
Rent expense..................................................          185.0               165.8              168.8
Amortization of other intangible assets, net..................           22.9                21.9               21.2
Alliance charge for mutual fund matters and legal proceedings.            -                 330.0                -
Other operating costs and expenses............................          901.5               832.4              827.4
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,722.2             6,452.3            6,318.4
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before
  income taxes and minority interest..........................        1,674.2               950.2            1,028.6
Income taxes..................................................         (396.3)             (240.5)             (50.9)
Minority interest in net income of consolidated subsidiaries..         (384.1)             (188.7)            (362.8)
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations...........................          893.8               521.0              614.9
Earnings from other discontinued operations,
  net of income taxes.........................................            7.9                 3.4                5.6
Gain on sale of real estate held-for-sale, net of income taxes           31.1                 -                  -
Cumulative effect of accounting changes, net of
  income taxes................................................           (2.9)                -                (33.1)
                                                                -----------------  -----------------  -----------------
Net Earnings..................................................   $      929.9       $       524.4      $       587.4
                                                                =================  =================  =================





                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                         2004               2003               2002
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
Common stock, at par value, beginning and end of year.........      $         2.5       $        2.5       $        2.5
                                                                   -----------------   ----------------   ----------------

Capital in excess of par value, beginning of year.............            4,848.2            4,812.8            4,753.6
Increase in additional paid in capital
    in excess of par value....................................               42.7               35.4               59.2
                                                                   -----------------   ----------------   ----------------
Capital in excess of par value, end of year...................            4,890.9            4,848.2            4,812.8
                                                                   -----------------   ----------------   ----------------

Retained earnings, beginning of year..........................            3,027.1            2,902.7            2,815.3
Net earnings..................................................              929.9              524.4              587.4
Shareholder dividends paid....................................             (500.0)            (400.0)            (500.0)
                                                                   -----------------   ----------------   ----------------
Retained earnings, end of year................................            3,457.0            3,027.1            2,902.7
                                                                   -----------------   ----------------   ----------------

Accumulated other comprehensive income,
  beginning of year...........................................              892.8              681.1              215.4
Other comprehensive (loss) income.............................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
Accumulated other comprehensive income, end of year...........              874.1              892.8              681.1
                                                                   -----------------   ----------------   ----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................      $     9,224.5       $    8,770.6       $    8,399.1
                                                                   =================   ================   ================

COMPREHENSIVE INCOME
Net earnings..................................................      $       929.9       $      524.4       $      587.4
                                                                   -----------------   ----------------   ----------------
Change in unrealized (losses) gains, net of reclassification
   adjustments................................................              (31.1)             211.7              465.6
Minimum pension liability adjustment..........................                -                  -                   .1
Cumulative effect of accounting changes.......................               12.4                -                  -
                                                                   -----------------   ----------------   ----------------
Other comprehensive income....................................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
COMPREHENSIVE INCOME..........................................      $       911.2       $      736.1       $    1,053.1
                                                                   =================   ================   ================











                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                       2004                2003               2002
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net earnings..................................................    $       929.9       $      524.4       $       587.4
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........          1,038.1              969.7               972.5
  Universal life and investment-type product
    policy fee income.........................................         (1,595.4)          (1,376.7)           (1,315.5)
  Net change in broker-dealer and customer related
    receivables/payables......................................            379.6               22.5              (237.3)
  Investment (gains) losses, net..............................            (65.0)              62.3               278.5
  Change in deferred policy acquisition costs.................           (543.0)            (556.1)             (458.1)
  Change in future policy benefits............................            129.3              (97.4)              218.0
  Change in property and equipment............................            (69.3)             (55.8)              (76.6)
  Change in income tax payable................................            349.6              246.3                93.3
  Change in accounts payable and accrued expenses.............            (27.4)             276.8                (8.9)
  Change in segregated cash and securities, net...............           (203.2)            (111.5)              240.8
  Minority interest in net income of consolidated subsidiaries            386.8              188.7               362.8
  Change in fair value of guaranteed
    minimum income benefit reinsurance contracts..............            (61.0)              91.0              (120.0)
  Amortization of deferred sales commissions..................            177.4              208.6               229.0
  Amortization of other intangible assets, net................             22.9               21.9                21.2
  Other, net..................................................            194.3              272.6              (114.2)
                                                                 -----------------   -----------------  -----------------
Net cash provided by operating activities.....................          1,043.6              687.3               672.9
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................          3,341.9            4,216.4             2,996.0
  Sales.......................................................          2,983.6            4,818.2             8,035.9
  Purchases...................................................         (7,052.5)         (11,457.9)          (12,709.0)
  Change in short-term investments............................            (77.2)             610.7              (568.9)
  Purchase of minority interest in consolidated subsidiary ...           (410.7)               -                (249.7)
  Other, net..................................................            169.7               89.3               126.6
                                                                 -----------------   -----------------  -----------------
Net cash used by investing activities.........................         (1,045.2)          (1,723.3)           (2,369.1)
                                                                 -----------------   -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................          4,029.4            5,639.1             4,328.5
    Withdrawals and transfers to Separate Accounts............         (2,716.0)          (3,181.1)           (2,022.9)
  Net change in short-term financings.........................              -                (22.1)             (201.2)
  Shareholder dividends paid..................................           (500.0)            (400.0)             (500.0)
  Other, net..................................................           (130.1)            (270.4)             (318.6)
                                                                 -----------------   -----------------  -----------------
Net cash provided by financing activities.....................            683.3            1,765.5             1,285.8
                                                                 -----------------   -----------------  -----------------

Change in cash and cash equivalents...........................            681.7              729.5              (410.4)
Cash and cash equivalents, beginning of year..................            999.1              269.6               680.0
                                                                 -----------------   -----------------  -----------------
Cash and Cash Equivalents, End of Year........................    $     1,680.8       $      999.1       $       269.6
                                                                 =================   =================  =================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                   (CONTINUED)

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information:
  Interest Paid...............................................   $       86.2       $        91.0      $        80.5
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      154.4       $       (45.7)     $      (139.6)
                                                                =================  =================  =================









                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)  ORGANIZATION

    In 2004, The Equitable Life Assurance Society of the United States was renamed to AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable, collectively with its consolidated subsidiaries (the "Company"), is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), whose name was changed in 2004 from The Equitable of Colorado. The Company's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance").

    In October 2000, Alliance acquired substantially all of the assets and liabilities of SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"). In the fourth quarter of 2002, the Company acquired 8.16 million units in Alliance ("Alliance Units") at the aggregate market price of $249.7 million from SCB Inc. and SCB Partners, Inc. under a preexisting agreement (see Note 2). In March and December 2004, the Company acquired a total of 10.7 million Alliance Units at the aggregated market price of $410.7 million from SCB Inc. and SCB Partners, Inc. under this preexisting agreement. As a result of the 2004 transactions, the Company recorded additional goodwill of $217.9 million and other intangible assets of $26.9 million.

    The Company's consolidated economic interest in Alliance was 46.4% at December 31, 2004, and together with it's ownership with other AXA Financial companies, the consolidated economic interests in Alliance was approximately 61.3%.

    In July 2004, the Holding Company completed its acquisition of The MONY Group Inc. ("MONY"). The acquisition provides AXA Financial with additional scale in distribution, client base and assets under management.

    AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In 2000, AXA acquired the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

2)  SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation and Principles of Consolidation
    -----------------------------------------------------

    The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    All significant intercompany transactions and balances except those with discontinued operations have been eliminated in consolidation. The years "2004," "2003" and "2002" refer to the years ended December 31, 2004, 2003 and 2002, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

    Closed Block
    ------------

    As a result of demutualization, Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

    Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block that would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    Other Discontinued Operations
    -----------------------------

    In 1991, management discontinued the business of certain pension business operations ("Other Discontinued Operations"). Other Discontinued Operations principally consist of the group non-participating wind-up annuity products, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2004 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Other Discontinued Operations ("Discontinued Operations Investment Assets"). There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of Other Discontinued Operations differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in Other Discontinued Operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result. See
    Note 8 of Notes to Consolidated Financial Statements.

    Accounting Changes
    ------------------

    At March 31, 2004, the Company completed its transition to the consolidation and disclosure requirements of FIN No. 46(R), "Consolidation of Variable Interest Entities, Revised".

    At December 31, 2004, the Insurance Group's General Account held $34.1 million of investment assets issued by VIEs and determined to be significant variable interests under FIN No. 46(R). As reported in the consolidated balance sheet, these investments included $32.9 million of fixed maturities (collateralized debt and loan obligations) and $1.2 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2004 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance

    Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of Alliance has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that Alliance is required to consolidate under FIN No. 46(R). These include certain mutual fund products domiciled in Luxembourg, India, Japan, Singapore and Australia ("collectively "Offshore Funds"), hedge funds, structured products, group trusts and joint ventures.

    As a result of its review, Alliance Capital had consolidated an investment in a joint venture and its funds under management. At December 31, 2004, Alliance Capital sold this investment and accordingly, no longer consolidates this investment and its funds under management.

    Alliance Capital derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

    Alliance has significant variable interests in certain other VIEs with approximately $845 million in client assets under management. However, these VIEs do not require consolidation because management has determined that Alliance is not the primary beneficiary. Alliance's maximum exposure to loss in these entities is limited to its nominal investments in and prospective investment management fees earned from these entities.

    Effective January 1, 2004, the Company adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". SOP 03-1 required a change in the Company's accounting policies relating to (a) general account interests in separate accounts, (b) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts, (c) liabilities related to group pension participating contracts, and (d) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

    The adoption of SOP 03-1 required changes in several of the Company's accounting policies relating to separate account assets and liabilities. The Company now reports the General Account's interests in separate accounts as trading account securities in the consolidated balance sheet; prior to the adoption of SOP 03-1, such interests were included in Separate Accounts' assets. Also, the assets and liabilities of two Separate Accounts are now presented and accounted for as General Account assets and liabilities, effective January 1, 2004. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying 2004 consolidated financial statements. These two Separate Accounts hold assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts. In addition, liabilities associated with the market value adjustment feature are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

    Prior to the adoption of SOP 03-1, the liabilities for group pension participating contracts were adjusted only for changes in the fair value of certain related investment assets that were reported at fair value in the balance sheet (including fixed maturities and equity securities classified as available for sale, but not equity real estate or mortgage loans) with changes in the liabilities recorded directly in Accumulated other comprehensive income to offset the unrealized gains and losses on the related assets. SOP 03-1 required an adjustment to the liabilities for group pension participating contracts to reflect the fair value of all the assets on which those contracts' returns are based, regardless of whether those assets are reported at fair value in the balance sheet. Changes in the liability related to fluctuations in asset fair values are now reported as Interest credited to policyholders' account balances in the consolidated statements of earnings.

    In addition, the adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

    The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in 2004 net earnings of $2.9 million and an increase in other comprehensive income of $12.4 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with group pension participating contracts and mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

    New Accounting Pronouncements
    -----------------------------

    On December 16, 2004, the FASB issued SFAS Statement No. 123(R), "Share-Based Payment". SFAS Statement No. 123(R) eliminates the alternative to apply the intrinsic value method of accounting for employee stock-based compensation awards that was provided in FASB Statement No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") as originally issued. SFAS No. 123(R) requires the cost of all share-based payments to employees, including stock options, stock appreciation rights, and most tax-qualified employee stock purchase plans, to be recognized in the financial statements based on the fair value of those awards. Under SFAS No. 123(R) the cost of equity-settled awards generally is based on fair value at date of grant, adjusted for subsequent modifications of terms or conditions, while cash-settled awards require remeasurement of fair value at the end of each reporting period. SFAS No. 123(R) does not prescribe or specify a preference for a particular valuation technique or model for estimating the fair value of employee stock options and similar awards but instead requires consideration of certain factors in selecting one that is appropriate for the unique substantive characteristics of the instruments awarded. SFAS No. 123(R) is effective as of the first interim or annual reporting period beginning after June 15, 2005 and generally requires adoption using a modified version of prospective application. Under "modified prospective" application, SFAS No. 123(R) applies to new awards granted and to awards modified, repurchased, or cancelled after the required effective date. Additionally, compensation cost for unvested awards outstanding as of the required effective date must be recognized prospectively over the remaining requisite service/vesting period based on the fair values of those awards as already calculated under SFAS No. 123. Entities may further elect to apply SFAS No. 123(R) on a "modified retrospective" basis to give effect to the fair value based method of accounting for awards granted, modified, or settled in cash in earlier periods. The cumulative effect of initial application, if any, is recognized as of the required effective date.

    As more fully described in Note 21 of Notes to Consolidated Financial Statements, the Company elected under SFAS No. 123 to continue to account for stock-based compensation using the intrinsic value method and instead to provide only pro-forma disclosure of the effect on net earnings from applying the fair value based method. Consequently, adoption of SFAS No. 123(R) would be expected to result in recognition of compensation expense for certain types of the Company's equity-settled awards, such as options to purchase AXA ADRs, for which no cost previously would have been charged to net earnings under the intrinsic value method. Similarly, certain types of the Company's cash-settled awards, such as stock appreciation rights, may be expected to result either in different amounts of compensation expense or different patterns of expense recognition under SFAS No. 123(R) as compared to the intrinsic value method. Management of the Company currently is assessing the impact of adoption of SFAS No. 123(R), including measurement and reporting of related income tax effects, selection of an appropriate valuation model and determination of assumptions, as well as consideration of plan design issues.

    On May 19, 2004, the FASB approved the issuance of FASB Staff Position ("FSP") No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003", effective for the first interim or annual period beginning after June 15, 2004. FSP 106-2 provides guidance on the accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") for employers that sponsor postretirement health care plans that provide prescription drug benefits. MMA introduced a new prescription drug benefit under Medicare that will go into effect in 2006 and also includes a Federal subsidy payable to plan sponsors equal to 28% of certain prescription drug benefits payable to

    Medicare-eligible retirees. The subsidy only is available to an employer that sponsors a retiree medical plan that includes a prescription drug benefit that is at least as valuable as (i.e., actuarially equivalent to) the new Medicare coverage. The subsidy is not subject to Federal income tax.

    Clarifying regulations are expected to be issued by the Centers for Medicare and Medicaid Services to address the interpretation and determination of actuarial equivalency under MMA. In accordance with the provisions of FSP 106-2, management and its actuarial advisors will re-evaluate actuarial equivalency as new information about its interpretation or determination become available. Management and its actuarial advisors have not as yet been able to conclude whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measurements of the accumulated postretirement benefit obligation and net periodic postretirement benefit cost for these plans at and for the period ended December 31, 2004 do not reflect any amount associated with enactment of MMA, including the subsidy.

    Investments
    -----------

    The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

    Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

    Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

    Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

    Real estate investments meeting the following criteria are classified as real estate held-for-sale:
       o Management having the authority to approve the action commits the organization to a plan to sell the property.
       o The property is available for immediate sale in its present condition subject only to terms that are usual and customary forthe sale of such assets.
       o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
       o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
       o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
       o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

    Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

    Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2004 were not significant.

    Valuation allowances are netted against the asset categories to which they apply.

    Policy loans are stated at unpaid principal balances.

    Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN No. 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN No. 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

    Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

    Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

    All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

    Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
    --------------------------------------------------------------------

    Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

    Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

    Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

    Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Other Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

    Recognition of Insurance Income and Related Expenses
    ----------------------------------------------------

    Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

    Deferred Policy Acquisition Costs
    ---------------------------------

    Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Expected future gross profit assumptions related to Separate Account performance are set by management using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.95% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.95% net of product weighted average Separate Account fees) and 0% (-2.05% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2004, current projections of future average gross market returns assume a 2.3% return for 2005, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 1.5 years.

    In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

    Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

    For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2004, the average rate of assumed investment yields, excluding policy loans, was 7.0% grading to 6.3% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

    Policyholders' Account Balances and Future Policy Benefits
    ----------------------------------------------------------

    Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    AXA Equitable issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. AXA Equitable also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133 and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

    For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

    For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 10.9% for life insurance liabilities and from 2.25% to 8.85% for annuity liabilities.

    Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

    Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $71.7 million and $69.9 million at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, respectively, $1,081.5 million and $1,069.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group (see Note 12). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $        35.0       $       33.8       $       36.6
        Incurred benefits related to prior years...........           12.8               (2.8)              (6.3)
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        47.8       $       31.0       $       30.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        12.9       $       12.1       $       11.5
        Benefits paid related to prior years...............           33.1               34.9               37.2
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $        46.0       $       47.0       $       48.7
                                                            =================   ================   =================

    Policyholders' Dividends
    ------------------------

    The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

    At December 31, 2004, participating policies, including those in the Closed Block, represent approximately 16.5% ($32.6 billion) of directly written life insurance in-force, net of amounts ceded.

    Separate Accounts
    -----------------

    Generally, Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Two of those Separate Accounts were reclassified to the general account in connection with the adoption of SOP 03-1 as of January 1, 2004.

    The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2004, 2003 and 2002, investment results of such Separate Accounts were gains (losses) of $2,191.4 million, $(466.2) million and $(4,740.7) million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

    Recognition of Investment Management Revenues and Related Expenses
    ------------------------------------------------------------------

    Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and services base fees, generally calculated as a percentage, referred to as "basis points", of assets under management for clients, are recorded as revenue as the related services are performed; they include brokerage transactions charges of Sanford C. Bernstein & Co., LLC ("SCB LLC"), a wholly owned subsidiary of Alliance, for certain private client transactions and institutional investment management client transactions. Certain investment advisory contracts provide for a performance fee in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited, a wholly owned subsidiary of Alliance, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

    Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales charges ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions in unamortized deferred sales commissions when received. At December 31, 2004 and

    2003, respectively, net deferred sales commissions totaled $254.5 million and $387.2 million and are included within Other assets. The estimated amortization expense of deferred sales commission, based on December 31, 2004 net balance for each of the next five years is approximately $20.7 million.

    Alliance's management tests the deferred sales commission asset for recoverability quarterly, or more often when events or changes in circumstances occur that could significantly increase the risk of impairment of the asset. Alliance's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

    Significant assumptions utilized to estimate future average assets under management of back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the last five years. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions. Alliance's management considers the results of these analyses performed at various dates. If Alliance's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using Alliance's management's best estimate of future cash flows discounted to a present value amount.

    Other Accounting Policies
    -------------------------

    In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.49 billion and $1.29 billion have been segregated in a special reserve bank custody account at December 31, 2004 and 2003, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

    Intangible assets related to the Bernstein acquisition include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years. Other intangible assets are amortized on a straight-line basis over their estimated useful lives of twenty years.

    Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

    The Holding Company and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

    Minority interest subject to redemption rights represents the remaining 16.3 million of private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period which ended October 2002. The Company acquired
    16.32 million of the former Bernstein shareholders' Alliance Units in 2004. The outstanding 16.3 million Alliance Units may be sold to the Holding Company at the prevailing market price over the remaining five years ending in 2009.

    Generally, not more than 20% of the original Alliance Units issued to the former Bernstein shareholders may be put to the Holding Company in any one annual period.

    The Company accounts for its stock option plans and other stock-based compensation plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 21 of Notes to Consolidated Financial Statements for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure".

3)  INVESTMENTS

    The following tables provide additional information relating to fixed maturities and equity securities:

                                                               GROSS              GROSS
                                          AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                             COST              GAINS              LOSSES            FAIR VALUE
                                        ---------------   -----------------  -----------------   ---------------
                                                                     (IN MILLIONS)
    DECEMBER 31, 2004
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    22,285.8     $    1,684.3       $       45.3       $   23,924.8
        Mortgage-backed...............         3,472.4             47.7                9.7            3,510.4
        U.S. Treasury, government
          and agency securities.......           964.1             54.9                1.3            1,017.7
        States and political
          subdivisions................           187.1             20.6                 .8              206.9
        Foreign governments...........           245.1             47.2                 .1              292.2
        Redeemable preferred stock....         1,623.1            151.4                4.2            1,770.3
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    28,777.6     $    2,006.1       $       61.4       $   30,722.3
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $         1.0     $        1.2       $         .1       $        2.1
      Trading securities..............              .4              1.0                 .2                1.2
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $         1.4     $        2.2       $         .3       $        3.3
                                        ================= =================  =================  ================
    December 31, 2003
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    20,653.7     $    1,726.2       $       84.7       $   22,295.2
        Mortgage-backed...............         3,837.0             57.0               17.4            3,876.6
        U.S. Treasury, government
          and agency securities.......           812.3             58.7                 .5              870.5
        States and political
          subdivisions................           188.2             14.1                2.0              200.3
        Foreign governments...........           248.4             45.9                 .3              294.0
        Redeemable preferred stock....         1,412.0            151.1                4.2            1,558.9
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    27,151.6     $    2,053.0       $      109.1       $   29,095.5
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $        11.6     $        1.2       $         .2       $       12.6
      Trading securities..............             1.9               .6                1.5                1.0
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $        13.5     $        1.8       $        1.7       $       13.6
                                        ================= =================  =================  ================


    For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2004 and 2003, securities without a readily ascertainable market value having an amortized cost of $4,138.7 million and $4,462.1 million, respectively, had estimated fair values of $4,446.0 million and $4,779.6 million, respectively.

    The contractual maturity of bonds at December 31, 2004 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      878.8       $      895.5
        Due in years two through five..........................................       5,162.9            5,512.4
        Due in years six through ten...........................................      10,355.1           11,145.6
        Due after ten years....................................................       7,285.3            7,888.1
        Mortgage-backed securities.............................................       3,472.4            3,510.4
                                                                                ----------------   -----------------
        Total..................................................................  $   27,154.5       $   28,952.0
                                                                                ================   =================

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process culminates with a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. The review considers an analysis of individual credit metrics of each issuer as well as industry fundamentals and the outlook for the future. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be impaired, then the appropriate provisions are taken.

    The following table discloses fixed maturities (636 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2004:

                                  LESS THAN 12 MONTHS             12 MONTHS OR LONGER                   TOTAL
                             -------------------------------  ----------------------------   ----------------------------
                                                   GROSS                         GROSS                          GROSS
                                ESTIMATED       UNREALIZED     ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED
                                FAIR VALUE        LOSSES       FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                             --------------- ---------------  -------------  -------------   -------------  -------------
                                                                    (IN MILLIONS)

   Fixed Maturities:
     Corporate.............  $     1,709.6   $       20.0     $      545.4   $       25.3    $    2,255.0    $      45.3
     Mortgage-backed.......          776.5            8.5             69.6            1.2           846.1            9.7
     U.S. Treasury,
       Government and
       Agency securities...          138.4            1.1              4.8             .2           143.2            1.3
     States and political
       Subdivisions........            -              -               19.4             .8            19.4             .8
     Foreign governments...            5.0             .1              -              -               5.0             .1
     Redeemable
       Preferred stock.....           58.0            3.5             14.3             .7            72.3            4.2
                             --------------- ---------------  -------------  -------------   -------------  ------------
   Total Temporarily
     Impaired Securities ..  $     2,687.5   $       33.2     $      653.5   $       28.2    $    3,341.0   $       61.4
                             =============== ===============  =============  =============   =============  ============

    The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2004, approximately $987.3 million or 3.6% of the $27,154.5 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

    At December 31, 2004, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $15.5 million.

    The Insurance Group holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2004 and 2003 were $891.0 million and $775.5 million, respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $17.6 million and $122.4 million at December 31, 2004 and 2003, respectively. Gross interest income on these loans included in net investment income aggregated $6.9 million, $7.8 million and $5.3 million in 2004, 2003 and 2002, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.5 million, $10.0 million and $6.8 million in 2004, 2003 and 2002, respectively.

    Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                     DECEMBER 31,
                                                                       ----------------------------------------
                                                                              2004                 2003
                                                                       -------------------  -------------------
                                                                                    (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances......   $         89.4       $        149.4
    Impaired mortgage loans without investment valuation allowances...             10.7                 29.1
                                                                       -------------------  -------------------
    Recorded investment in impaired mortgage loans....................            100.1                178.5
    Investment valuation allowances...................................            (11.3)               (18.8)
                                                                       -------------------  -------------------
    Net Impaired Mortgage Loans.......................................   $         88.8       $        159.7
                                                                       ===================  ===================

    During 2004, 2003 and 2002, respectively, the Company's average recorded investment in impaired mortgage loans was $148.3 million, $180.9 million and $138.1 million. Interest income recognized on these impaired mortgage loans totaled $11.4 million, $12.3 million and $10.0 million for 2004, 2003 and 2002, respectively.

    Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2004 and 2003, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $79.2 million and $143.2 million.

    The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2004 and 2003, the carrying value of equity real estate held-for-sale amounted to zero and $56.9 million, respectively. For 2004, 2003 and 2002, respectively, real estate of zero, $2.8 million and $5.6 million was acquired in satisfaction of debt. At December 31, 2004 and 2003, the Company owned $221.0 million and $275.8 million, respectively, of real estate acquired in satisfaction of debt of which $2.2 million and $3.6 million, respectively, are held as real estate joint ventures.

    Accumulated depreciation on real estate was $207.5 million and $189.6 million at December 31, 2004 and 2003, respectively. Depreciation expense on real estate totaled $20.8 million, $38.8 million and $18.0 million for 2004, 2003 and 2002, respectively.

    Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                   2004              2003                2002
                                                            ----------------    ----------------   -----------------
                                                                                 (IN MILLIONS)
    Balances, beginning of year..........................   $        20.5       $       55.0       $       87.6
    Additions charged to income..........................             3.9               12.2               32.5
    Deductions for writedowns and
      asset dispositions.................................           (13.1)             (15.2)             (65.1)
    Deduction for transfer of real estate held-for-sale
      to real estate held for the production of income...             -                (31.5)               -
                                                            ----------------    ----------------   -----------------
    Balances, End of Year................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

    Balances, end of year comprise:
      Mortgage loans on real estate......................   $        11.3       $       18.8       $       23.4
      Equity real estate.................................             -                  1.7               31.6
                                                            ----------------    ----------------   -----------------
    Total................................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

4)  EQUITY METHOD INVESTMENTS

    Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures, limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,008.2 million and $896.9 million, respectively, at December 31, 2004 and 2003. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $66.2 million, $4.3 million and $(18.3) million, respectively, for 2004, 2003 and 2002.

    Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 6 individual ventures at December 31, 2004 and 2003, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                        DECEMBER 31,
                                                                            ------------------------------------
                                                                                  2004                2003
                                                                            ----------------   -----------------
                                                                                         (IN MILLIONS)
    BALANCE SHEETS
    Investments in real estate, at depreciated cost........................  $       537.1      $       551.6
    Investments in securities, generally at estimated fair value...........          162.4              204.8
    Cash and cash equivalents..............................................           13.5               37.6
    Other assets...........................................................           23.0               22.8
                                                                            ----------------   -----------------
    Total Assets...........................................................  $       736.0      $       816.8
                                                                            ================   =================

    Borrowed funds - third party...........................................  $       254.3      $       259.7
    Other liabilities......................................................           17.4               19.5
                                                                            ----------------   -----------------
    Total liabilities......................................................          271.7              279.2
                                                                            ----------------   -----------------

    Partners' capital......................................................          464.3              537.6
                                                                            ----------------   -----------------
    Total Liabilities and Partners' Capital................................  $       736.0      $       816.8
                                                                            ================   =================

    The Company's Carrying Value in These Entities Included Above..........  $       168.8      $       168.8
                                                                            ================   =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Revenues of real estate joint ventures.............  $        95.2       $       95.6       $       98.4
    Net revenues (losses) of
      other limited partnership interests..............           19.8               26.0              (23.2)
    Interest expense - third party.....................          (16.9)             (18.0)             (19.8)
    Other expenses.....................................          (64.0)             (61.7)             (59.3)
                                                        -----------------   ----------------   -----------------
    Net Earnings (Losses)..............................  $        34.1       $       41.9       $       (3.9)
                                                        =================   ================   =================

    The Company's Equity in Net Earnings of These
      Entities Included Above..........................  $        11.0       $        5.0       $       12.8
                                                        =================   ================   =================

5)  NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

    The sources of net investment income follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $     1,879.5       $    1,792.6       $    1,755.4
    Mortgage loans on real estate......................          249.6              279.5              314.8
    Equity real estate.................................          124.8              136.9              153.7
    Other equity investments...........................           78.4               49.3              (45.4)
    Policy loans.......................................          251.0              260.1              269.4
    Other investment income............................           92.0               66.8              114.1
                                                        -----------------   ----------------   -----------------

      Gross investment income..........................        2,675.3            2,585.2            2,562.0

      Investment expenses..............................         (173.9)            (198.3)            (184.8)
                                                        -----------------   ----------------   -----------------

    Net Investment Income..............................  $     2,501.4       $    2,386.9       $    2,377.2
                                                        =================   ================   =================

    Investment gains (losses) by investment category, including changes in the valuation allowances, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $        26.3       $     (100.7)      $     (374.3)
    Mortgage loans on real estate......................             .2                1.3                3.7
    Equity real estate.................................           11.6               26.8              101.5
    Other equity investments...........................           24.4                2.0                3.3
    Issuance and sales of Alliance Units...............            -                  -                   .5
    Other..............................................            2.5                8.3              (13.2)
                                                        -----------------   ----------------   -----------------
      Investment gains (losses), net...................  $        65.0       $      (62.3)      $     (278.5)
                                                        =================   ================   =================

    Writedowns of fixed maturities amounted to $36.4 million, $193.2 million and $312.8 million for 2004, 2003 and 2002, respectively. Writedowns of mortgage loans on real estate and equity real estate amounted to $10.3 million and zero, respectively, for 2004 and $5.2 million and zero, respectively, for 2003.

    For 2004, 2003 and 2002, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,908.3 million, $4,773.5 million and $7,176.3 million. Gross gains of $47.7 million, $105.1 million and $108.4 million and gross losses of $9.7 million, $39.5 million and $172.9 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2004, 2003 and 2002 amounted to $.8 million, $416.8 million and $1,047.8 million, respectively.

    In 2004, 2003 and 2002, respectively, net unrealized holding gains (losses) on trading account equity securities of $.3 million, $2.1 million, and $.5 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1.2 million and $1.0 million and costs of $.4 million and $1.9 million at December 31, 2004 and 2003, respectively.

    For 2004, 2003 and 2002, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $70.4 million, $76.5 million and $92.1 million, respectively.

    Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Other Discontinued Operations on a line-by-line basis, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance, beginning of year.........................  $       892.8       $      681.1       $      215.5
    Changes in unrealized investment gains (losses)....          (12.8)             440.8            1,049.9
    Changes in unrealized investment (gains) losses
      attributable to:
        Participating group annuity contracts,
           Closed Block policyholder dividend
           obligation and other........................           (1.5)             (53.0)            (157.3)
        DAC............................................           (2.5)             (65.7)            (174.1)
        Deferred income taxes..........................           (1.9)            (110.4)            (252.9)
                                                        -----------------   ----------------   -----------------
    Balance, End of Year...............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

                                                                  2004                2003              2002
                                                         ----------------    -----------------  ----------------
                                                                               (IN MILLIONS)
    Balance, end of year comprises:
      Unrealized investment gains (losses) on:
        Fixed maturities...............................  $     2,003.2       $    2,015.7       $    1,572.0
        Other equity investments.......................            1.2                1.5               (1.5)
        Other..........................................          (28.1)             (28.1)             (22.2)
                                                         ----------------    -----------------  ----------------
          Total........................................        1,976.3            1,989.1            1,548.3
      Amounts of unrealized investment (gains) losses
        attributable to:
          Participating group annuity contracts,
            Closed Block policyholder dividend
            obligation and other.......................         (275.7)            (274.2)            (221.2)
          DAC..........................................         (342.2)            (339.7)            (274.0)
          Deferred income taxes........................         (484.3)            (482.4)            (372.0)
                                                         ----------------    -----------------  ----------------
    Total..............................................  $       874.1       $      892.8       $      681.1
                                                         ================    =================  ================

    Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)  ACCUMULATED OTHER COMPREHENSIVE INCOME

    Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)

    Unrealized gains on investments....................  $       874.1       $      892.8       $      681.1
                                                        -----------------   ----------------   -----------------
    Total Accumulated Other
      Comprehensive Income.............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

    The components of other comprehensive income for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net unrealized gains (losses) on investments:
      Net unrealized gains arising during
        the period.....................................  $        69.4       $      416.6       $    1,008.9
      (Gains) losses reclassified into net earnings
        during the period..............................          (82.2)              24.2               41.0
                                                        -----------------   ----------------   -----------------
    Net unrealized gains on investments................          (12.8)             440.8            1,049.9
    Adjustments for policyholders liabilities,
        DAC and deferred income taxes..................           (5.9)            (229.1)            (584.3)
                                                        -----------------   ----------------   -----------------

    Change in unrealized (losses) gains, net of
        adjustments....................................          (18.7)             211.7              465.6
    Change in minimum pension liability................            -                  -                   .1
                                                        -----------------   ----------------   -----------------
    Total Other Comprehensive (Loss) Income............  $       (18.7)      $      211.7       $      465.7
                                                        =================   ================   =================

 7) CLOSED BLOCK

    The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

    If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force,

    Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

    Summarized financial information for the Closed Block is as follows:

                                                                             DECEMBER 31,         December 31,
                                                                                 2004                 2003
                                                                           -----------------    -----------------
                                                                                       (IN MILLIONS)

    CLOSED BLOCK LIABILITIES:
    Future policy benefits, policyholders' account balances and other....  $     8,911.5        $     8,972.1
    Policyholder dividend obligation.....................................          264.3                242.1
    Other liabilities....................................................          122.1                129.5
                                                                           -----------------    -----------------
    Total Closed Block liabilities.......................................        9,297.9              9,343.7
                                                                           -----------------    -----------------

    ASSETS DESIGNATED TO THE CLOSED BLOCK:
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $5,488.6 and $5,061.0)..........................        5,823.2              5,428.5
    Mortgage loans on real estate........................................        1,098.8              1,297.6
    Policy loans.........................................................        1,322.5              1,384.5
    Cash and other invested assets.......................................           37.1                143.3
    Other assets.........................................................          187.0                199.2
                                                                           -----------------    -----------------
     Total assets designated to the Closed Block.........................        8,468.6              8,453.1
                                                                           -----------------    -----------------

    Excess of Closed Block liabilities over assets designated to
       the Closed Block..................................................          829.3                890.6

    Amounts included in accumulated other comprehensive income:
       Net unrealized investment gains, net of deferred income tax expense of $24.6 and $43.9 and policyholder dividend
         obligation of $264.3 and $242.1.................................           45.7                 81.6
                                                                           -----------------    -----------------

    Maximum Future Earnings To Be Recognized From Closed Block
       Assets and Liabilities............................................  $       875.0        $       972.2
                                                                           =================    =================


    Closed Block revenues and expenses were as follows:

                                                                2004               2003                 2002
                                                           ----------------   ----------------   --------------------
                                                                               (IN MILLIONS)

    REVENUES:
    Premiums and other income............................   $      471.0       $      508.5       $       543.8
    Investment income (net of investment
       expenses of $.3, $2.4, and $5.4)..................          554.8              559.2               582.4
    Investment gains (losses), net.......................           18.6              (35.7)              (47.0)
                                                           ----------------   ----------------   --------------------
    Total revenues.......................................        1,044.4            1,032.0             1,079.2
                                                           ----------------   ----------------   --------------------

    BENEFITS AND OTHER DEDUCTIONS:
    Policyholders' benefits and dividends................          887.3              924.5               980.2
    Other operating costs and expenses...................            3.5                4.0                 4.4
                                                           ----------------   ----------------   --------------------
    Total benefits and other deductions..................          890.8              928.5               984.6
                                                           ----------------   ----------------   --------------------

    Net revenues before income taxes.....................          153.6              103.5                94.6
    Income tax expense...................................          (56.4)             (37.5)              (34.7)
                                                           ----------------   ----------------   --------------------
    Net Revenues.........................................   $       97.2       $       66.0       $        59.9
                                                           ================   ================   ====================

    Reconciliation of the policyholder dividend obligation is as follows:

                                                                                       DECEMBER 31,
                                                                            ------------------------------------
                                                                                 2004                2003
                                                                            ----------------   -----------------
                                                                                       (IN MILLIONS)
    Balance at beginning of year...........................................  $       242.1      $       213.3
    Unrealized investment gains............................................           22.2               28.8
                                                                            ----------------   -----------------
    Balance at End of Year ................................................  $       264.3      $       242.1
                                                                            ================   =================

    Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances...........  $        59.5      $        58.3
    Impaired mortgage loans without investment valuation allowances........            2.3                5.8
                                                                            ----------------   -----------------
    Recorded investment in impaired mortgage loans.........................           61.8               64.1
    Investment valuation allowances........................................           (4.2)              (3.7)
                                                                            ----------------   -----------------
    Net Impaired Mortgage Loans............................................  $        57.6      $        60.4
                                                                            ================   =================

    During 2004, 2003 and 2002, the Closed Block's average recorded investment in impaired mortgage loans was $64.2 million, $51.9 million and $26.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $2.7 million and $2.1 million for 2004, 2003 and 2002, respectively.

    Valuation allowances amounted to $4.0 million and $3.6 million on mortgage loans on real estate and zero and $.1 million on equity real estate at December 31, 2004 and 2003, respectively. Writedowns of fixed maturities amounted to $10.8 million, $37.8 million and $40.0 million for 2004, 2003 and 2002, respectively.

8)  OTHER DISCONTINUED OPERATIONS

    Summarized financial information for Other Discontinued Operations follows:

                                                                                     DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                 2003
                                                                          -----------------    -----------------
                                                                                      (IN MILLIONS)
    BALANCE SHEETS
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $643.6 and $644.7)..............................  $      702.1         $      716.4
    Equity real estate...................................................         190.1                198.2
    Mortgage loans on real estate........................................          21.4                 63.9
    Other equity investments.............................................           4.4                  7.5
    Other invested assets................................................            .3                   .2
                                                                          -----------------    -----------------
      Total investments..................................................         918.3                986.2
    Cash and cash equivalents............................................         150.2                 63.0
    Other assets.........................................................          33.3                110.9
                                                                          -----------------    -----------------
    Total Assets.........................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

    Policyholders liabilities............................................  $      844.6         $      880.3
    Allowance for future losses..........................................         132.7                173.4
    Other liabilities....................................................         124.5                106.4
                                                                          -----------------    -----------------
    Total Liabilities....................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Investment income (net of investment
      expenses of $17.2, $21.0 and $18.1)..............  $        68.5       $       70.6       $       69.7
    Investment gains, net..............................            3.6                5.4               34.2
    Policy fees, premiums and other income.............            -                  -                   .2
                                                        -----------------   ----------------   -----------------
    Total revenues.....................................           72.1               76.0              104.1

    Benefits and other deductions......................          (99.4)              89.4               98.7
    (Losses charged) earnings credited  to allowance
      for future losses................................          (27.3)             (13.4)               5.4
                                                        -----------------   ----------------   -----------------
    Pre-tax loss from operations.......................            -                  -                  -
    Pre-tax earnings from releasing the allowance
      for future losses................................           12.0                5.2                8.7
    Income tax expense.................................           (4.1)              (1.8)              (3.1)
                                                        -----------------   ----------------   -----------------
    Earnings from Other
      Discontinued Operations..........................  $         7.9       $        3.4       $        5.6
                                                        =================   ================   =================

    The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

    Valuation allowances of zero and $2.5 million on mortgage loans on real estate were held at December 31, 2004 and 2003, respectively. During 2004, 2003 and 2002, discontinued operations' average recorded investment in impaired mortgage loans was $8.4 million, $16.2 million and $25.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.0 million, $1.3 million and $2.5 million for 2004, 2003 and 2002, respectively.

9)  GMDB, GMIB, GMWB AND NO LAPSE GUARANTEES

    Variable Annuity Contracts - GMDB and GMIB

    The Company issues certain variable annuity contracts with GMDB and GMIB features that guarantee either:

    a) Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    b) Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    c) Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

    d) Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities in 2004:

                                                              GMDB               GMIB                TOTAL
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance at December 31, 2002.......................  $       128.4       $      117.5       $      245.9
      Paid guarantee benefits..........................          (65.6)               -                (65.6)
      Other changes in reserves........................            6.5              (31.9)             (25.4)
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2003.......................           69.3               85.6              154.9
      Paid guarantee benefits..........................          (46.8)               -                (46.8)
      Other changes in reserve.........................           45.1               32.0               77.1
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2004.......................  $        67.6       $      117.6       $      185.2
                                                        =================   ================   =================

    Related GMDB reinsurance ceded amounts were:

                                                              GMDB
                                                        -----------------
    Balance at December 31, 2002.......................  $        21.5
      Paid guarantee benefits..........................          (18.5)
      Other changes in reserves........................           14.2
                                                        -----------------
    Balance at December 31, 2003.......................           17.2
      Paid guarantee benefits..........................          (12.9)
      Other changes in reserve.........................            6.0
                                                        -----------------
    Balance at December 31, 2004.......................  $        10.3
                                                        =================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value; see Note 16 of Notes to Consolidated Financial Statements.

    The December 31, 2004 values for those variable contracts with GMDB and GMIB features are presented in the following table. Since variable contracts with GMDB guarantees may also offer GMIB guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                             RETURN
                                                               OF
                                                            PREMIUM      RATCHET    ROLL-UP     COMBO      TOTAL
                                                            -------      -------    -------     -----      -----
                                                                           (DOLLARS IN MILLIONS)
GMDB:
-----
  Account Value (1).....................................  $ 30,176     $6,264      $8,265    $10,935     $55,640
  Net amount at risk, gross ............................     $ 965       $623      $1,852        $15      $3,455
  Net amount at risk, net of amounts reinsured..........     $ 963       $419      $1,113        $15      $2,510
  Average attained age of Contractholders...............      49.6       60.1        62.6       60.3        52.0
  Percentage of Contractholders over age 70.............      7.3%       21.7%      28.2%      20.5%       10.9%
  Range of guaranteed minimum return rates..............      N/A        N/A        3%-6%      3%-6%       3%-6%

GMIB:
-----
  Account Value (2).....................................       N/A        N/A      $5,834    $14,892     $20,726
  Net amount at risk, gross ............................       N/A        N/A        $372          -        $372
  Net amount at risk, net of amounts reinsured..........       N/A        N/A         $92          -         $92
  Weighted average years remaining until annuitization..       N/A        N/A         3.7        9.2         7.3
  Range of guaranteed minimum return rates..............       N/A        N/A       3%-6%      3%-6%       3%-6%

    (1) Included General Account balances of $11,711 million, $220 million, $136 million and $440 million, respectively, for a total of $12,507 million.

    (2) Included General Account balances of $1 million and $641 million, respectively, for a total of $642 million.

    For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values.

    For contracts with the GMIB feature, the net amount at risk in the event of annuitization is defined as the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates.

    In 2003, AXA Equitable initiated a program intended to hedge certain risks associated with the GMDB feature of the Accumulator(R) series of annuity products sold beginning April 2002. In 2004, the program was expanded to include hedging for certain risks associated with the GMIB feature of the Accumulator(R) series of annuity products sold beginning 2004. This program currently utilizes exchange-traded futures contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At December 31, 2004, the total account value and net amount at risk of contracts were $20,887 million and $21 million, respectively, for the GMDB hedge program and $7,446 million and zero, respectively, for the GMIB hedge program.

    In third quarter 2004, AXA Equitable began to sell variable annuity contracts with guaranteed minimum withdrawal benefits ("GMWB"). At December 31, 2004, the reserve for such benefits was zero.

    The following table presents the aggregate fair value of assets, by major investment fund option, held by Separate Accounts that are subject to GMDB and GMIB benefits and guarantees. Since variable contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                DECEMBER 31,       December 31,
                                                                                    2004               2003
                                                                               ----------------  ------------------
                                                                                          (IN MILLIONS)
    GMDB:
       Equity...............................................................    $   32,088        $    26,159
       Fixed income.........................................................         4,192              3,815
       Balanced.............................................................         5,342              2,761
       Other................................................................         1,551              1,497
                                                                               ----------------  ------------------
       Total................................................................    $   43,173        $    34,232
                                                                               ================  ==================

    GMIB:
       Equity...............................................................    $   14,325        $    10,025
       Fixed income.........................................................         2,425              2,319
       Balanced.............................................................         2,768                725
       Other................................................................           565                711
                                                                               ----------------  ------------------
       Total................................................................    $   20,083        $    13,780
                                                                               ================  ==================

    Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
    ----------------------------------------------------------------------------

    The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due.

    The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

    The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits and other policyholders liabilities, and related reinsurance ceded:

                                                                 DIRECT           REINSURANCE
                                                               LIABILITY             CEDED                NET
                                                            -----------------   -----------------   -----------------
                                                                                 (IN MILLIONS)
      Balance at December 31, 2003.......................    $        37.4       $        -          $       37.4
        Impact of adoption of SOP 03-1...................            (23.4)              (1.7)              (25.1)
        Other changes in reserve.........................              6.5               (4.4)                2.1
                                                            -----------------   -----------------   -----------------
      Balance at December 31, 2004.......................    $        20.5       $       (6.1)       $       14.4
                                                            =================   =================   =================

10) SHORT-TERM AND LONG-TERM DEBT

    Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                2003
                                                                          -----------------   ------------------
                                                                                        (IN MILLIONS)
    Short-term debt:
    Current portion of long-term debt...................................  $       399.9        $          -
    Promissory note, 1.44% ..............................................         248.3                248.3
                                                                          -----------------    -----------------
    Total short-term debt................................................         648.2                248.3
                                                                          -----------------    -----------------

    Long-term debt:
    AXA Equitable:
      Surplus notes, 6.95%, due 2005.....................................           -                  399.8
      Surplus notes, 7.70%, due 2015.....................................         199.8                199.8
                                                                          -----------------    -----------------
          Total AXA Equitable............................................         199.8                599.6
                                                                          -----------------    -----------------
    Alliance:
      Senior Notes, 5.625%, due 2006.....................................         399.2                398.8
      Other..............................................................           8.3                  6.5
                                                                          -----------------    -----------------
          Total Alliance.................................................         407.5                405.3
                                                                          -----------------    -----------------

    Total long-term debt.................................................         607.3              1,004.9
                                                                          -----------------    -----------------

    Total Short-term and Long-term Debt..................................  $    1,255.5         $    1,253.2
                                                                          =================    =================

    Short-term Debt
    ---------------

    AXA Equitable discontinued its commercial paper program concurrent with the maturity of its $350.0 million credit facility during the fourth quarter of 2004.

    On July 9, 2004, AXA and certain of its subsidiaries entered into a
    (euro)3.5 billion global credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial, the parent of AXA Equitable.

    AXA Equitable has a $350.0 million, one year promissory note, of which $101.7 million is included within Other Discontinued Operations. The promissory note, which matures in March 2005, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually.

    At December 31, 2004 and 2003, the Company had pledged real estate of $307.1 million and $309.8 million, respectively, as collateral for certain short-term debt.

    Since 1998, Alliance has had a $425.0 million commercial paper program. In September 2002, Alliance entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. Of the $800.0 million total, $425.0 million is intended to provide back-up liquidity for Alliance's $425.0 million commercial paper program, with the balance available for general purposes. Under this revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. The revolving credit facility contains covenants that, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2004. At December 31, 2004, no borrowings were outstanding under Alliance's commercial paper program or revolving credit facilities.

    At December 31, 2004, Alliance maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2004, no amounts were outstanding under the ECN program.

    Long-term Debt
    --------------

    At December 31, 2004, the Company was not in breach of any debt covenants.

    At December 31, 2004, aggregate maturities of the long-term debt based on required principal payments at maturity were $400.0 million for 2005, $408.4 million for 2006, zero for 2007, 2008 and 2009, and $200.0 million thereafter.

    In August 2001, Alliance issued $400.0 million 5.625% notes pursuant to a shelf registration statement under which Alliance may issue up to $600.0 million in senior debt securities. These Alliance notes mature in 2006 and are redeemable at any time. The proceeds from the Alliance notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

11) INCOME TAXES

    A summary of the income tax expense in the consolidated statements of earnings follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Income tax expense:
      Current expense (benefit)........................  $       358.9       $      112.5       $     (400.0)
      Deferred expense.................................           37.4              128.0              450.9
                                                        -----------------   ----------------   -----------------
    Total..............................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Expected income tax expense........................  $       586.0       $      332.6       $      360.0
    Minority interest..................................         (110.4)             (58.7)            (128.3)
    Separate Account investment activity...............          (63.3)             (29.1)            (159.3)
    Non-taxable investment income......................          (22.6)             (20.8)               3.4
    Non-deductible penalty.............................            -                 14.8                -
    Adjustment of tax audit reserves...................            7.7               (9.9)             (34.2)
    Non-deductible goodwill and other intangibles......            2.7                -                  -
    Other..............................................           (3.8)              11.6                9.3
                                                        -----------------   ----------------   -----------------
    Income Tax Expense.................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The components of the net deferred income taxes are as follows:

                                                   DECEMBER 31, 2004                  December 31, 2003
                                            ---------------------------------  ---------------------------------
                                                ASSETS         LIABILITIES         Assets         Liabilities
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Compensation and related benefits......  $       -        $      213.9      $        -        $     271.8
    Reserves and reinsurance...............        945.1               -               801.9              -
    DAC....................................          -             2,026.8               -            1,855.6
    Unrealized investment gains............          -               483.7               -              482.4
    Investments............................          -               557.9               -              525.3
    Other..................................          -                41.9               6.7              -
                                            ---------------  ----------------  ---------------   ---------------
    Total..................................  $     945.1      $    3,324.2      $      808.6      $   3,135.1
                                            ===============  ================  ===============   ===============

    In 2002, the Company recorded a $144.3 million benefit resulting from the favorable treatment of certain tax matters related to Separate Account investment activity arising during the 1997-2001 tax years and a settlement with the Internal Revenue Service (the "IRS") with respect to such tax matters for the 1992-1996 tax years.

    In 2003, the IRS commenced an examination of the AXA Financial's consolidated Federal income tax returns, which includes the Company, for the years 1997 through 2001. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations or financial position.

12) REINSURANCE AGREEMENTS

    The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

    During 2004, the Insurance Group reinsured most of its new variable life, universal life and term life policies on an excess of retention basis, retaining up to a maximum of $15 million on single-life policies and $20 million on second-to-die policies with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 50% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

    At December 31, 2004, the Company had reinsured in the aggregate approximately 27.4% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 75.3% of its current liability exposure resulting from the GMIB feature.

    Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2004 and 2003 were $90.0 million and $29.0 million, respectively. The increase (decrease) in estimated fair value was $61.0 million and $(91.0) million for the years ended December 31, 2004 and 2003, respectively.

    At December 31, 2004 and 2003, respectively, reinsurance recoverables related to insurance contracts amounted to $2.55 billion and $2.46 billion. Reinsurance payables related to insurance contracts totaling $27.9 million and $27.5 million are included in other liabilities in the consolidated balance sheets.

    The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $387.4 million and $389.7 million at December 31, 2004 and 2003, respectively.

    The Insurance Group also cedes a portion of its extended term insurance, paid up life insurance and guaranteed interest contracts and substantially all of its individual disability income through various coinsurance agreements.

    In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves at December 31, 2004 and 2003 were $653.0 million and $587.5 million, respectively.

    The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       828.9       $      913.8       $      954.6
        Reinsurance assumed................................          191.2              153.2              181.4
        Reinsurance ceded..................................         (140.5)            (177.6)            (190.8)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       879.6       $      889.4       $      945.2
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $       134.8       $      100.3       $       96.6
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       344.7       $      390.9       $      346.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.2       $       49.7       $       54.6
                                                            =================   ================   =================

13) EMPLOYEE BENEFIT PLANS

    The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. AXA Equitable's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company uses a December 31 measurement date for its pension and postretirement plans.

    Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions in 2004 to the qualified plans of $10.0 million. The Company expected to require no cash contributions to the qualified plans to satisfy the minimum funding requirements for the year ended 2005.

    Components of net periodic pension expense (credit) follow:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        34.6       $       31.8       $       32.1
        Interest cost on projected benefit obligations.....          121.9              122.6              125.3
        Expected return on assets..........................         (170.9)            (173.9)            (181.8)
        Net amortization and deferrals.....................           64.7               53.4                6.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $        50.3       $       33.9       $      (18.0)
                                                            =================   ================   =================

    The projected benefit obligations under the pension plans were comprised of:

                                                                                       December 31,
                                                                             -----------------------------------
                                                                                 2004                2003
                                                                             ---------------   -----------------
                                                                                       (In Millions)
    Benefit obligations, beginning of year.................................  $    2,013.3       $    1,883.9
    Service cost...........................................................          28.6               26.8
    Interest cost..........................................................         121.9              122.6
    Actuarial losses ......................................................         184.0              113.5
    Benefits paid..........................................................        (135.8)            (133.5)
                                                                             ---------------   -----------------
    Benefit Obligations, End of Year.......................................  $    2,212.0       $    2,013.3
                                                                             ===============   =================

    The change in plan assets and the funded status of the pension plans was as follows:

                                                                                          December 31,
                                                                                ----------------------------------
                                                                                    2004               2003
                                                                                ---------------   ----------------
                                                                                         (In Millions)
    Plan assets at fair value, beginning of year..............................  $    2,015.1      $     1,785.4
    Actual return on plan assets..............................................         243.9              359.7
    Contributions.............................................................          11.4               10.0
    Benefits paid and fees....................................................        (143.7)            (140.0)
                                                                                ---------------   ----------------
    Plan assets at fair value, end of year....................................       2,126.7            2,015.1
    Projected benefit obligations.............................................       2,212.0            2,013.3
                                                                                ---------------   ----------------
    (Underfunding) excess of plan assets over projected benefit obligations...         (85.3)               1.8
    Unrecognized prior service cost...........................................          (9.8)             (34.8)
    Unrecognized net loss from past experience different
      from that assumed.......................................................         927.5              904.3
    Unrecognized net asset at transition......................................          (1.3)              (1.3)
                                                                                ---------------   ----------------
    Prepaid Pension Cost, Net.................................................  $      831.1      $       870.0
                                                                                ===============   ================

    The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $852.4 million and $886.4 million and the accrued liability for pension plans with accumulated benefit obligations in excess of plan assets was $21.3 million and $16.4 million at December 31, 2004 and 2003, respectively.

    The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets:

                                                                             DECEMBER 31,
                                                      ---------------------------------------------------------
                                                               2004                             2003
                                                      ---------------------------      ------------------------
                                                                             (IN MILLIONS)
                                                             ESTIMATED                    Estimated
                                                            FAIR VALUE         %          Fair Value       %
                                                      --------------------    ----     ----------------   -----
    Corporate and government debt securities.......    $       450.1          21.2     $      438.2       21.7
    Equity securities..............................          1,468.0          69.0          1,387.4       68.9
    Equity real estate ............................            192.8           9.1            184.8        9.2
    Short-term investments.........................             14.9            .7              2.1         .1
    Other..........................................               .9            -               2.6         .1
                                                      --------------------             ---------------
    Total Plan Assets..............................    $     2,126.7                   $     2,105.1
                                                      ====================             ===============

    The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. Strategy with respect to asset mix is designed to meet, and, if possible, exceed the long-term rate-of-return assumptions for benefit obligations. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real Estate investments offer diversity to the total portfolio and long-term inflation protection.

    A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

    The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2004 and 2003.

                                                                                     AXA Financial
                                                                            --------------------------------
                                                                                2004               2003
                                                                                ----               ----
    Discount rate:
      Benefit obligation...............................................        5.75%              6.25%
      Periodic cost....................................................        6.25%              6.75%

    Rate of compensation increase:
      Benefit obligation and periodic cost.............................        5.75%              5.78%

    Expected long-term rate of return on plan assets (periodic cost)...         8.5%               8.5%

    As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

    The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were zero and zero, respectively, at December 31, 2004, and $51.1 million and $37.3 million, respectively, at December 31, 2003. The accumulated benefit obligation for all defined benefit pension plans was $2,072.6 million and $1,933.5 million at December 31, 2004 and 2003, respectively. The aggregate projected benefit obligation for pension plans with projected benefit obligations in excess of plan assets was zero at December 31, 2004 and $73.6 million at December 31, 2003.

    Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $23.2 million, $24.5 million and $26.0 million for 2004, 2003 and 2002, respectively.

    The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2005, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2004 and include benefits attributable to estimated future employee service.

                                               PENSION BENEFITS
                                             --------------------
                                                 (IN MILLIONS)
                  2005.......................  $     146.3
                  2006.......................        156.2
                  2007.......................        159.4
                  2008.......................        161.3
                  2009.......................        163.8
                  Years 2010 - 2014..........        842.0

    On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "MMA") was signed into law. It introduced a prescription drug benefit under Medicare Part D that would go into effect in 2006 as well as a Federal subsidy to employers whose plans provide an "actuarially equivalent" prescription drug benefit, however, detailed regulations necessary to implement and administer the MMA have not yet been issued. Management and its actuarial advisors have not been able to conclude as yet whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measures of the accumulated postretirement benefit obligations and net periodic postretirement benefit cost for these plans at and for the year ended December 31, 2004 do not reflect any amounts associated with enactment of MMA, including the subsidy.

    Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund purchases of Alliance Holding units or an Alliance sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $140.4 million, $124.2 million and $101.4 million for 2004, 2003 and 2002, respectively (including $61.3 million, $85.1 million and $63.7 million for 2004, 2003 and 2002, respectively, relating to the Bernstein deferred compensation plan).

14) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

    Derivatives
    -----------

    The Insurance Group primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce the Insurance Group's exposure of interest rate fluctuations. Various derivative instruments are used to achieve these objectives, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures, including the program to hedge certain risks associated with the GMDB/GMIB features of the Accumulator series of annuity products. At December 31, 2004, the Company's outstanding equity-based futures contracts were exchanged-traded and net settled each day. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in annuity contracts issued by the Company. See Note 12 to Notes to Consolidated Financial Statements.

    Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, crediting interest rates and dividends would be adjusted subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates, the Company has used interest rate floors. At December 31, 2004 the outstanding notional amount of interest rate floors was $12.0 billion. For the year ended December 31, 2004 net unrealized losses of $3.9 million and no realized gains were recognized from floor contracts. These derivatives do not qualify for hedge accounting treatment under GAAP.

    The Company issues certain variable annuity products with GMDB and GMIB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. The Company initiated a dynamic hedging program in the third quarter 2003, utilizing exchange traded futures contracts, to hedge certain risks associated with the GMDB feature of certain annuity products with a total account value of $20,887 million at December 31, 2004, and in 2004, initiated a similar program to hedge certain risks, associated with the GMIB feature of certain annuity products with a total account value of $7,446 million at December 31, 2004. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. This program does not qualify for hedge accounting treatment under GAAP. At December 31, 2004 the Company had open exchange-traded futures positions on the S&P 500, Russell 1000 and NASDAQ 100 indices, having an aggregate notional amount of $956.7 million and an initial margin requirement of $51.2 million. Contracts are net settled daily. At December 31, 2004, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having an aggregate notional amount of $156.7 million and an initial margin requirement of $1.3 million. Contracts are net settled daily. For the year ended December 31, 2004, net realized losses of $63.1 million and net unrealized losses of $20.6 million were recognized from futures contracts utilized in this program and were partially offset by a similar decline in the GMDB and GMIB reserve.

    The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with the respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated 1 by the NAIC.

    All derivatives outstanding at December 31, 2004 and 2003 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Notional Amount by Derivative Type:
      Options:
        Floors..........................................................    $   12,000         $   12,000
        Bond and equity-based futures...................................         1,113                275
                                                                           ----------------   -----------------
      Total.............................................................    $   13,113         $   12,275
                                                                           ================   =================

    At December 31, 2004 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

    All gains and losses on derivative financial instruments utilized by the Company in 2004 and 2003 are reported in earnings. None of the derivatives were designated as qualifying hedges under SFAS No. 133. For 2004 and 2003, respectively, investment results, principally in net investment income, included gross gains of $26.2 million and $.6 million and gross losses of $114.2 million and $42.6 million that were recognized on derivative positions.

    Fair Value of Financial Instruments
    -----------------------------------

    The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2004 and 2003.

    Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

    Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

    The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

    The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

    Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

    The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7, 8 and 10 of Notes to Consolidated Financial Statements are presented below:

                                                                       DECEMBER 31,
                                            --------------------------------------------------------------------
                                                          2004                               2003
                                            ---------------------------------  ---------------------------------
                                               CARRYING         ESTIMATED         Carrying         Estimated
                                                VALUE          FAIR VALUE          Value           Fair Value
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Consolidated:
    Mortgage loans on real estate..........  $    3,131.9     $     3,321.4     $     3,503.1     $    3,761.7
    Other limited partnership interests....         891.0             891.0             775.5            775.5
    Policy loans...........................       3,831.4           4,358.2           3,894.3          4,481.9
    Policyholders liabilities:
      Investment contracts.................      17,755.5          18,175.5          16,817.0         17,245.9
    Long-term debt.........................         607.3             665.9           1,004.9          1,105.7

    Closed Block:
    Mortgage loans on real estate..........  $    1,098.8     $     1,162.9     $     1,297.6     $    1,386.0
    Other equity investments...............           3.8               3.8              14.2             14.2
    Policy loans...........................       1,322.5           1,535.4           1,384.5          1,626.7
    SCNILC liability.......................          13.1              13.1              14.8             14.9

    Other Discontinued Operations:
    Mortgage loans on real estate..........  $       21.4     $        23.1     $        63.9     $       69.5
    Other equity investments...............           4.4               4.4               7.5              7.5
    Guaranteed interest contracts..........           6.8               6.8              17.8             16.3
    Long-term debt.........................         101.7             101.7             101.7            101.7

15) COMMITMENTS AND CONTINGENT LIABILITIES

    In addition to its debt and lease commitments discussed in Notes 10 and 17 of Notes to Consolidated Financial Statements, from time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2004, these arrangements included commitments by the Company to provide equity financing of $418.2 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

    AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

    The Company had $60.5 million of letters of credit related to reinsurance of which no amounts were outstanding at December 31, 2004. AXA Equitable had $29.2 million in commitments under existing mortgage loan agreements at December 31, 2004.

    In February 2002, Alliance signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2004, Alliance was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

16) LITIGATION

    A number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, Equitable Variable Life Insurance Company ("EVLICO", which was merged into AXA Equitable effective January 1, 1997), and AXA Life like other life and health insurers, from time to time are involved in such litigations.

    In October 2000, an action entitled SHAM MALHOTRA, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, AXA ADVISORS, LLC AND EQUITABLE DISTRIBUTORS, INC. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased AXA Equitable deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law (the "GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserted causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, plaintiffs amended their new complaint in response to defendants' motion to dismiss and, subsequently, in March 2002, defendants filed a motion to dismiss the amended complaint. In March 2003, the United States District Court for the Eastern District of New York: (i) granted plaintiffs' motion, filed October 2001, seeking leave to reopen their original case for the purpose of filing an amended complaint and accepted plaintiffs' proposed amended complaint, (ii) appointed the named plaintiffs as lead plaintiffs and their counsel as lead counsel for the putative class, (iii) consolidated plaintiffs' original action with their second action, which was filed in October 2001, and (iv) ruled that the court would apply AXA Equitable's motion to dismiss the amended complaint in the second action to the plaintiffs' amended complaint from the original action. In April 2003, plaintiffs filed a second amended complaint alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The action purports to be on behalf of a class consisting of all persons who on or after October 3, 1997 purchased an individual variable deferred annuity contract, received a certificate to a group variable deferred annuity contract or made an additional investment through such a contract, which contract was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment. In May 2003, the defendants filed a motion to dismiss the second amended complaint. In February 2004, the District Court issued a decision withdrawing without prejudice defendants' motion to dismiss the second amended complaint with leave to refile because the parties did not comply with the court's Individual Motion Practices. In March 2004, defendants filed a renewed motion to dismiss the second amended complaint.

    In October 2000, an action entitled AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP V. AXA CLIENT SOLUTIONS, LLC; THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES; AND AXA FINANCIAL, INC. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants, in connection with certain annuities issued by AXA Equitable (i) breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek substantial lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. AXA Equitable answered the amended complaint. In July 2004, the court dismissed Emerald's complaint for lack of subject matter (diversity) jurisdiction. In June 2004, Emerald filed a new complaint that was substantially similar to the complaint filed in the dismissed action against AXA Equitable, AXA Client Solutions, LLC, and AXA Financial in the United States District Court for the Northern District of Illinois. In July 2004, Emerald filed an amended complaint, to which AXA Equitable filed an answer asserting several affirmative defenses. AXA Equitable also filed a partial motion to dismiss the amended complaint. In August 2004, Emerald filed a motion to dismiss several affirmative defenses, which motion was granted in September 2004. While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the consolidated financial position and results of operations of the Company, management believes that the ultimate resolution of this litigation should not have a material adverse effect on the Company's consolidated financial position.

    After the District Court denied defendants' motion to assert certain defenses and counterclaims in AMERICAN NATIONAL BANK, AXA Equitable commenced an action, in December 2001, entitled THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES V. AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP, in the United States District Court for the Northern District of Illinois. The complaint arises out of the same facts and circumstances as described in AMERICAN NATIONAL BANK. AXA Equitable's complaint alleges common law fraud and equitable rescission in connection with certain annuities issued by AXA Equitable. AXA Equitable seeks unspecified money damages, rescission, punitive damages and attorneys' fees. In March 2002, defendants filed an answer to AXA Equitable's complaint and asserted counterclaims. Defendants' counterclaims allege common law fraud, violations of the Federal and Illinois Securities Acts and violations of the Illinois and New York Consumer Fraud Acts. Defendants seek unspecified money damages, punitive damages and attorneys' fees. In May 2002, the District Court granted in part and denied in part AXA Equitable's motion to dismiss defendants' counterclaims, dismissing defendants' Illinois Securities Act and New York Consumer Fraud Act claims. AXA Equitable answered defendants' remaining counterclaims. In July 2004, AXA Equitable filed a motion to dismiss this action on the ground that there is no subject matter (diversity) jurisdiction. In September 2004, the court dismissed AXA Equitable's action and retained jurisdiction over Emerald's counterclaims in that action.

    In January 2004, DH2, Inc., an entity related to Emerald Investments L.P., filed a lawsuit in the United States District Court for the Northern District of Illinois, against AXA Equitable and EQ Advisors Trust ("EQAT"), asserting claims for breach of contract and breach of fiduciary duty, claims under the Federal securities laws, and misappropriation of trade secrets. The complaint alleges that AXA Equitable and EQAT wrongfully misappropriated DH2, Inc.'s confidential and proprietary information to implement fair value pricing of securities within the subaccounts of DH2, Inc.'s variable annuity, which diminished the profitability of its proprietary trading strategy. The complaint also alleges that AXA Equitable and EQAT implemented fair value pricing for an improper purpose and without adequate disclosure. The complaint further alleges that AXA Equitable and EQAT are not permitted to implement fair value pricing of securities. In May 2004, the complaint was served on AXA Equitable and EQAT. In July 2004, DH2 filed an amended complaint adding the individual trustees as defendants. In October 2004, all defendants filed a motion to dismiss the amended complaint. In March 2005, the Court granted the motion to dismiss, dismissing DH2's claims for alleged violations of the Investment Company Act of 1940, as amended (the "Investment Company Act") with prejudice and dismissing the remaining claims without prejudice on the ground that DH2 failed to state a claim under the Federal securities laws. DH2 has until April 2005 to file a Second Amended Complaint consistent with the Court's decision.

    In November 2004, a fairness hearing in PETER FISCHEL, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a previously disclosed lawsuit, was held and a settlement was approved effective as of January 2005. Management believes that the settlement of Fischel will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violates ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim has been dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. The parties agreed that the new individual claims of the five named plaintiffs regarding the delivery of announcements to them would be excluded from the class certification. In April 2003, defendants filed an answer to the amended complaint. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In July 2003, defendants filed a motion for summary judgment on the grounds that plaintiffs' claims are barred by applicable statutes of limitations. In October 2003, the District Court denied that motion. In July 2004, the parties filed cross motions for summary judgment asking the court to find in their respective favors on plaintiffs' claim that (1) the cash balance formula of the retirement plan violates ERISA's age discrimination provisions and (2) the notice of plan amendment distributed by AXA Equitable violated ERISA's notice rules. Following a hearing on the motions, the court ordered a limited amount of additional discovery to be conducted followed by a subsequent hearing.

    In January 2003, a putative class action entitled BERGER ET AL. V. AXA NETWORK, LLC AND THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was commenced in the United States District Court for the Northern District of Illinois by two former agents on behalf of themselves and other similarly situated present, former and retired agents who, according to the complaint, "(a) were discharged by Equitable Life from `statutory employee status' after January 1, 1999, because of Equitable Life's adoption of a new policy stating that in any given year, those who failed to meet specified sales goals during the preceding year would not be treated as `statutory employees,' or (b) remain subject to discharge from `statutory employee' status based on the policy applied by Equitable Life." The complaint alleges that AXA Equitable improperly "terminated" the agents' full-time life insurance salesman statutory employee status in or after 1999 by requiring attainment of minimum production credit levels for 1998, thereby making the agents ineligible for benefits and "requiring" them to pay Self-Employment Contribution Act taxes. The former agents, who assert claims for violations of ERISA and 26 U.S.C. 3121, and breach of contract, seek declaratory and injunctive relief, plus restoration of benefits and an adjustment of their benefit plan contributions and payroll tax withholdings. In March 2003, AXA Equitable filed a motion to dismiss the complaint. In July 2003, the United States District Court for the Northern District of Illinois granted in part and denied in part AXA Equitable's motion to dismiss the complaint, dismissing plaintiffs' claims for violation of 26 U.S.C. 3121 and breach of contract. AXA Equitable has answered plaintiffs' remaining claim for violation of ERISA. In July 2003, plaintiffs filed a motion for class certification. In November 2003, AXA Equitable filed its opposition to the motion for class certification. In March 2004, the District Court entered an order certifying a class consisting of "[a]ll present, former and retired Equitable agents who (a) lost eligibility for benefits under any Equitable ERISA plan during any period on or after January 1, 1999 because of the application of the policy adopted by Equitable of using compliance with specified sales goals as the test of who was a "full time life insurance salesman" and thereby eligible for benefits under any such plan, or (b) remain subject to losing such benefits in the future because of the potential application to them of that policy." Discovery has concluded and the parties have filed cross motions for summary judgment. The case has been removed from the trial calendar pending a decision on these motions.

    In May 2003, a putative class action complaint entitled ECKERT V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was filed in the United States District Court for the Eastern District of New York, as a case related to the Malhotra action described above. The complaint asserts a single claim for relief under Section 47(b) of the Investment Company Act of 1940, as amended based on AXA Equitable's alleged failure to register as an investment company. According to the complaint, AXA Equitable was required to register as an investment company because it was allegedly issuing securities in the form of variable insurance products and allegedly investing its assets primarily in other securities. The plaintiff purports to act on behalf of all persons who purchased or made an investment in variable insurance products from AXA Equitable on or after May 7, 1998. The complaint seeks declaratory judgment permitting putative class members to elect to void their variable insurance contracts; restitution of all fees and penalties paid by the putative class members on the variable insurance products, disgorgement of all revenues received by AXA Equitable on those products, and an injunction against the payment of any dividends by AXA Equitable to the Holding Company. In June 2003, AXA Equitable filed a motion to dismiss the complaint. In June 2004, plaintiff, in connection with a settlement of a proceeding entitled ECKERT V. AXA ADVISORS, LLC, ET. AL. which was filed with the National Association of Securities Dealers, Inc., released his putative class action claim against AXA Equitable. In June 2004, plaintiff's counsel filed a motion for withdrawal of plaintiff from the putative class action lawsuit and intervention by another member of the putative class as plaintiff. In March 2005, the Court granted the motion to intervene by another member of the putative class and denied AXA Equitable's motion to dismiss without prejudice to refile the motion after the new complaint is filed.

    The ten similar and previously disclosed putative class action lawsuits, arising out of the Holding Company's acquisition of MONY, and filed between September and October 2003, against the Holding Company (and in some cases AIMA Acquisition Co., a wholly owned subsidiary of the Holding Company ("AIMA")), MONY and MONY's directors in the Court of Chancery of the State of Delaware in and for New Castle County, entitled BEAKOVITZ V. AXA FINANCIAL, INC., ET AL.; BELODOFF V. THE MONY GROUP INC., ET AL.; BRIAN V. THE MONY GROUP INC. ET AL.; BRICKLAYERS LOCAL 8 AND PLASTERERS LOCAL 233 PENSION FUND V. THE MONY GROUP, INC., ET AL.; CANTOR V. THE MONY GROUP, INC., ET AL.; E.M. CAPITAL, INC. V. THE MONY GROUP, INC., ET AL.; GARRETT V. THE MONY GROUP INC., ET AL.; LEBEDDA V. THE MONY GROUP, INC., ET AL.; MARTIN
    V. ROTH, ET AL.; and MUSKAL V. THE MONY GROUP, INC., ET AL. (collectively, the "MONY Stockholder Litigation") have been settled and dismissed with prejudice. The Company's management believes that the settlement of the MONY Stockholder Litigation will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    Related to the MONY Stockholder Litigation, the Holding Company, MONY and MONY's directors were named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled LAUFER V. THE MONY GROUP, INC., ET AL. and NORTH BORDER INVESTMENTS V. BARRETT, ET AL. The complaints in these actions contain allegations substantially similar to those in the Delaware cases, and likewise purport to assert claims for breach of fiduciary duty against MONY's directors and for aiding and abetting a breach of fiduciary duty against the Holding Company. The complaints in these actions also purport to be brought on behalf of a class consisting of all MONY stockholders, excluding the defendants and their affiliates, and seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. In December 2003, defendants contested the claims in the LAUFER and NORTH BORDER complaints. In NORTH BORDER, in September 2004, the plaintiff agreed that it would not object to the proposed settlement before the Delaware Court of Chancery and that following a final judgment approving the settlement by the Delaware Court of Chancery, the plaintiff would dismiss its action against all defendants with prejudice. A stipulation of discontinuance for the North Border action was filed with the New York State Supreme Court in November 2004.

    In September 2004, a petition for appraisal entitled CEDE & CO. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by an alleged former MONY stockholder. The petition seeks a judicial appraisal of the value of the MONY shares held by former MONY stockholders who demanded appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware and have not withdrawn their demands. The parties are engaged in discovery. On or about November 4, 2004, a petition for appraisal entitled HIGHFIELDS CAPITAL LTD. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by another alleged former MONY stockholder. The relief sought by the Highfields Capital petition is substantially identical to that sought pursuant to the Cede & Co. petition. The parties are engaged in discovery. In February 2005, the Delaware Court of Chancery consolidated the two actions for all purposes.

    In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. The lawsuit asserts causes of action for negligence, gross negligence, breach of contract, and breach of fiduciary duty and seeks unspecified compensatory and punitive damages, plus prejudgment interest, attorneys' fees and costs. In June 2004, AXA Equitable removed the case to Federal court and in July 2004 filed a motion to dismiss. In July 2004, plaintiff filed a motion to remand the action to state court. In August 2004, the court stayed the action pending a decision by the U.S. Court of Appeals for the Seventh Circuit in a case filed against Putnam Funds et al. (to which the Holding Company is not a party) regarding removal pursuant to the Securities Litigation Uniform Standards Act under similar circumstances. In February 2005, the Baltimore Federal court entered a Conditional Transfer Order, conditionally transferring the case to Federal court in Baltimore, Maryland, where the majority of so-called market timing cases against various fund families have been transferred.

    ALLIANCE LITIGATION

    In April 2002, a consolidated complaint entitled IN RE ENRON CORPORATION SECURITIES LITIGATION ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including Alliance. The principal allegations of the Enron Complaint, as they pertain to Alliance, are that Alliance violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act") with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege the registration statement was materially misleading and that Frank Savage, who was at that time an employee of Alliance and who was and remains a director of the general partner of Alliance, signed the registration statement at issue. Plaintiffs further allege that Alliance was a controlling person of Frank Savage. Plaintiffs therefore assert that Alliance is itself liable for the allegedly misleading registration statement. Plaintiffs seek recission or a recissionary measure of damages. In June 2002, Alliance moved to dismiss the ENRON Complaint as the allegations therein pertain to it. In March 2003, that motion was denied. In May 2003, a First Amended Consolidated Complaint, with substantially identical allegations as to Alliance, was filed. Alliance filed its answer in June 2003. In May 2003, plaintiffs filed an Amended Motion For Class Certification. In October 2003, following the completion of class discovery, Alliance filed its opposition to class certification. Alliance's motion is pending. The case is currently in discovery.

    In May 2002, a complaint entitled THE FLORIDA STATE BOARD OF ADMINISTRATION
    V. ALLIANCE CAPITAL MANAGEMENT L.P. ("SBA Complaint") was filed in the Circuit Court of the Second Judicial Circuit, in and for Leon County, Florida against Alliance. The SBA Complaint alleges breach of contract relating to the Investment Management Agreement between The Florida State Board of Administration ("SBA") and Alliance, breach of the covenant of good faith and fair dealing contained in the Investment Management Agreement, breach of fiduciary duty, negligence, gross negligence and violation of the Florida Securities and Investor Protection Act, in connection with purchases and sales of Enron common stock for the SBA investment account. The SBA seeks more than $300 million in compensatory damages and an unspecified amount of punitive damages. In June 2002, Alliance moved to dismiss the SBA Complaint; in September 2002, the court denied Alliance's motion to dismiss the SBA Complaint in its entirety. In November 2003, the SBA filed an amended complaint ("Amended SBA Complaint"). While the Amended SBA Complaint contains the Enron claims, the Amended SBA Complaint also alleges that Alliance breached its contract with the SBA by investing in or continuing to hold stocks for the SBA's investment portfolio that were not "1-rated," the highest rating that Alliance's research analysts could assign. The SBA also added claims for negligent supervision and common law fraud. The Amended SBA Complaint seeks rescissionary damages for all purchases of stocks that were not 1-rated, as well as damages for those that were not sold on a downgrade. During the third quarter of 2004, the SBA asserted in discovery that its Enron-related and 1-rated stock-related damages (including statutory interest) are approximately $2.9 billion. In November 2004, each party moved for partial summary judgment. In January 2005, the court granted, in part, Alliance's motion. Trial commenced in March 2005.

    In September 2002, a complaint entitled LAWRENCE E. JAFFE PENSION PLAN, LAWRENCE E. JAFFE TRUSTEE U/A 1198 V. ALLIANCE CAPITAL MANAGEMENT L.P., ALFRED HARRISON AND ALLIANCE PREMIER GROWTH FUND, INC. ("Jaffe Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Alfred Harrison and Premier Growth Fund alleging violation of the Investment Company Act. Plaintiff seeks damages equal to Premier Growth Fund's losses as a result of Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. In March 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey for coordination with the now dismissed BENAK V. ALLIANCE CAPITAL MANAGEMENT L.P. AND ALLIANCE PREMIER GROWTH FUND action then pending. In December 2003, plaintiff filed an amended complaint ("Amended Jaffe Complaint") in the United States District Court for the District of New Jersey. The Amended Jaffe Complaint alleges violations of
    Section 36(a) of the Investment Company Act, common law negligence, and negligent misrepresentation. Specifically, the Amended Jaffe Complaint alleges that (i) the defendants breached their fiduciary duties of loyalty, care and good faith to Premier Growth Fund by causing Premier Growth Fund to invest in the securities of Enron, (ii) the defendants were negligent for investing in securities of Enron, and (iii) through prospectuses and other documents, defendants misrepresented material facts related to Premier Growth Fund's investment objective and policies. In January 2004, defendants moved to dismiss the Amended Jaffe Complaint. That motion is pending.

    In December 2002, a putative class action complaint entitled PATRICK J. GOGGINS ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("Goggins Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Premier Growth Fund and individual directors and certain officers of Premier Growth Fund. In August 2003, the court granted Alliance's motion to transfer the Goggins Complaint to the United States District Court for the District of New Jersey. In December 2003, plaintiffs filed an amended complaint ("Amended Goggins Compliant") in the United States District Court for the District of New Jersey, which alleges that defendants violated Sections 11, 12(a)(2) and 15 of the Securities Act because Premier Growth Fund's registration statements and prospectuses contained untrue statements of material fact and omitted material facts. More specifically, the Amended Goggins Complaint alleges that the Premier Growth Fund's investment in Enron was inconsistent with the fund's stated strategic objectives and investment strategies. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages on behalf of a class of persons who purchased shares of Premier Growth Fund during the period October 31, 2000 through February 14, 2002. In January 2004, Alliance moved to dismiss the Amended Goggins Complaint. In
    December 2004, the court granted Alliance's motion and dismissed the case. In January 2005, plaintiff appealed the court's decision.

    In October 2003, a purported class action complaint entitled ERB ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("ERB Complaint") was filed in the Circuit Court of St. Clair County, State of Illinois against Alliance. Plaintiff, purportedly a shareholder in the Premier Growth Fund, alleges that Alliance breached unidentified provisions of Premier Growth Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for Premier Growth Fund's portfolio must be a "1-rated" stock, the highest rating that Alliance's analysts could assign. Plaintiff alleges that Alliance impermissibly purchased shares of stocks that were not 1-rated. Plaintiff seeks rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund over the past ten years, as well as an unspecified amount of damages. In June 2004, plaintiff filed an amended complaint ("Amended Erb Complaint") in the Circuit Court of St. Clair County, Illinois. The Amended Erb Complaint allegations are substantially similar to those contained in the previous complaint, however, the Amended Erb Complaint adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The Amended Erb Complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. In July 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities Litigation Uniform Standards Act. In August 2004, the District Court remanded the action to the Circuit Court. In September 2004, Alliance filed a notice of appeal with respect to the District Court's order. In December 2004, plaintiffs moved to dismiss Alliance's appeal. These motions are pending.

    Market Timing-Related Matters

    In October 2003, a purported class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. ("Hindo Complaint") was filed against Alliance, Alliance Holding, ACMC, the Holding Company, the AllianceBernstein Funds, the registrants and issuers of those funds, certain officers of Alliance (the "Alliance defendants"), and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

    Since October 2003, forty-three additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against Alliance and certain other defendants, and others may be filed. Such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), certain state securities statutes and common law. All of these lawsuits seek an unspecified amount of damages.

    In February 2004, the Judicial Panel on Multidistrict Litigation ("MDL Panel") transferred all Federal actions to the United States District Court for the District of Maryland ("Mutual Fund MDL"). In March 2004 and April 2004, the MDL Panel issued orders conditionally transferring the state court cases against Alliance and numerous others to the Mutual Fund MDL. Transfer of all of these actions subsequently became final. Plaintiffs in three of these four actions moved to remand the actions back to state court. In June 2004, the Court issued an interim opinion deferring decision on plaintiffs' motions to remand until a later stage in the proceedings. Subsequently, the plaintiff in the state court individual action moved the Court for reconsideration of that interim opinion and for immediate remand of her case to state court, and that motion is pending. Defendants are not yet required to respond to the complaints filed in the state court derivative actions.

    In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous Federal lawsuits.

    The Holding Company, AXA S.A. and AXA Equitable are named as defendants in the mutual fund shareholder complaint and the Alliance Holding unitholder derivative complaint. Claims have been asserted against all these companies that include both control person and direct liability. The Holding Company is named as a defendant in the mutual fund complaint and the ERISA complaint. Alliance recorded charges to income totaling $330 million during the second half 2003 in connection with establishing the $250 million restitution fund and certain other matters. During 2004, Alliance paid $296 million related to these matters (including $250 million to the restitution fund) and has cumulatively paid $302 million. Accordingly, it is possible that additional charges in the future may be required.

    Revenue Sharing-Related Matters

    In June 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against Alliance, Alliance Holding, ACMC, The Holding Company, AllianceBernstein Investment Research and Management, Inc., a wholly-owned subsidiary of Alliance ("ABIRM"), certain current and former directors of the AllianceBernstein Funds, and unnamed Doe defendants. The Aucoin Complaint names the AllianceBernstein Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
    (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

    Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of AllianceBernstein Funds.

    In February 2005, plaintiffs filed a consolidated amended class action complaint that asserts claims substantially similar to the Aucion Complaint and the nine additional lawsuits referenced above.

    Directed Brokerage

    Alliance and approximately twelve other investment management firms were mentioned publicly in connection with the settlement by the SEC of charges that Morgan Stanley violated Federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas, and the NASD has issued requests for information, to Alliance in connection with this matter and Alliance has provided documents and other information to the SEC and the NASD and is cooperating fully with their investigations. On March 11, 2005, discussions commenced with the NASD that Alliance's management believes will conclude these investigations. Accordingly, Alliance recorded a $5 million charge against 2004 earnings.

    Proof of Claim-Related Matters

    In January 2005, a purported class action complaint entitled CHARLES DAVIDSON AND BERNARD SAMSON, ET AL. V. BRUCE W. CALVERT, ET AL. ("Davidson Complaint") was filed against Alliance Capital, ABIRM, various current and former directors of ACMC, and unnamed Doe defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The Davidson Complaint alleges that Alliance Capital, as investment advisor to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties arising under Sections 36(a), 36(b) and 47(b) of the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants.

    Two additional lawsuits making factual allegations substantially similar to those in the Davidson Complaint were filed against Alliance Capital and certain defendants not affiliated with Alliance Capital, and others may be filed. One of the lawsuits was brought as a class action in the United States District Court for the District of Massachusetts on behalf of alleged shareholders of the Mass Mutual family of funds. The other lawsuit was brought as a class action in the United States District Court for the Eastern District of Pennsylvania on behalf of alleged shareholders of the Vanguard family of funds. Both additional lawsuits: (i) assert claims against Alliance Capital in connection with sub-advisory services provided by Alliance Capital to the respective fund families; (ii) assert claims substantially identical to the Davidson Complaint; and (iii) seek relief substantially identical to the Davidson Complaint.

                         ------------------------------

    Although the outcome of litigation generally cannot be predicted with certainty, management believes that, except as otherwise noted, the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Except as noted above, management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

    In addition to the matters previously reported and those described above, AXA Equitable and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

17) LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2005 and the four successive years are $131.9 million, $121.1 million, $110.7 million, $102.8 million, $90.9 million and $715.8 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2005 and the four successive years is $11.5 million, $4.1million, $3.3 million, $2.9 million, $2.3 million and $17.5 million thereafter.

    At December 31, 2004, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2005 and the four successive years is $74.4 million, $77.6 million, $70.9 million, $73.8 million, $72.4 million and $708.5 million thereafter.

    The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2005 and the four successive years are $.9 million and $.6 million, $.3 million, $.3 million and $.2 million, respectively.

18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

    AXA Equitable is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent; pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $433.1 million during 2005. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2004, 2003 and 2002, the Insurance Group statutory net income totaled $571.4 million, $549.4 million and $451.6 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,287.3 million and 4,555.7 million at December 31, 2004 and 2003, respectively. In 2004, 2003 and 2002, respectively, AXA Equitable paid shareholder dividends of $500.0 million, $400.0 million and $500.0 million.

    At December 31, 2004, the Insurance Group, in accordance with various government and state regulations, had $32.8 million of securities deposited with such government or state agencies.

    At December 31, 2004 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2004.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

    The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net change in statutory surplus and
      capital stock....................................  $       196.8       $       43.4       $   (1,354.7)
    Change in AVR......................................          528.1              152.2             (464.7)
                                                        -----------------   ----------------   -----------------
    Net change in statutory surplus, capital stock
      and AVR..........................................          724.9              195.6           (1,819.4)
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................         (398.8)            (245.7)             255.2
      DAC..............................................          529.2              556.1              458.1
      Deferred income taxes............................          122.5               30.9             (634.6)
      Valuation of investments.........................           10.1               39.6              (74.8)
      Valuation of investment subsidiary...............         (460.3)            (321.6)           1,399.4
      Change in fair value of guaranteed minimum
        income benefit reinsurance contracts...........           61.0              (91.0)             120.0
      Shareholder dividends paid.......................          500.0              400.0              500.0
      Changes in non-admitted assets...................          (74.7)             (35.1)             384.2
      Other, net.......................................          (98.9)              (2.1)             (23.7)
      GAAP adjustments for Other Discontinued
        Operations.....................................           14.9               (2.3)              23.0
                                                        -----------------   ----------------   -----------------
    Net Earnings of the Insurance Group................  $       929.9       $      524.4       $      587.4
                                                        =================   ================   =================

                                                                              DECEMBER 31,
                                                        ---------------------------------------------------------
                                                              2004               2003                2002
                                                        -----------------   ----------------   ------------------
                                                                             (IN MILLIONS)

    Statutory surplus and capital stock................  $     4,331.5       $    4,134.7       $    4,091.3
    AVR................................................          870.0              341.9              189.7
                                                        -----------------   ----------------   ------------------
    Statutory surplus, capital stock and AVR...........        5,201.5            4,476.6            4,281.0
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................       (1,882.1)          (1,483.3)          (1,237.6)
      DAC..............................................        6,813.9            6,290.4            5,801.0
      Deferred income taxes............................       (1,770.4)          (1,729.8)          (1,835.8)
      Valuation of investments.........................        2,237.6            2,196.3            1,629.6
      Valuation of investment subsidiary...............       (1,973.3)          (1,513.0)          (1,191.4)
      Fair value of guaranteed minimum income benefit
        reinsurance contracts..........................           90.0               29.0              120.0
      Non-admitted assets..............................        1,055.5            1,130.2            1,162.3
      Issuance of surplus notes........................         (599.7)            (599.6)            (599.6)
      Other, net.......................................          147.9               77.7              157.2
      GAAP adjustments for Other Discontinued
        Operations.....................................          (96.4)            (103.9)            (108.7)
                                                        -----------------   ----------------   ------------------
    Equity of the Insurance Group......................  $     9,224.5       $    8,770.6       $    8,178.0
                                                        =================   ================   ==================

19) BUSINESS SEGMENT INFORMATION

    The Company's operations consist of Insurance and Investment Services segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

    The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual funds, and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

    The Investment Services segment is principally comprised of the investment management business of Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowment funds and domestic and foreign financial institutions and governments, (b) private clients, including high net worth individuals, trusts and estates, charitable foundations and other entities, by means of separately managed accounts, hedge funds and other investment vehicles, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy, trading and other services. This segment also includes institutional Separate Accounts principally managed by Alliance that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

    Intersegment investment advisory and other fees of approximately $118.4 million, $103.0 million and $102.2 million for 2004, 2003 and 2002, respectively, are included in total revenues of the Investment Services segment.

    The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    SEGMENT REVENUES:
    Insurance..........................................   $     5,447.7       $     4,734.4     $     4,673.4
    Investment Services................................         3,031.5             2,738.5           2,744.9
    Consolidation/elimination..........................           (82.8)              (70.4)            (71.3)
                                                         -----------------   ----------------  ------------------
    Total Revenues.....................................   $     8,396.4       $     7,402.5     $     7,347.0
                                                         =================   ================  ==================

    SEGMENT EARNINGS (LOSS) FROM CONTINUING
      OPERATIONS BEFORE INCOME
      TAXES AND MINORITY INTEREST:
    Insurance..........................................   $       946.3       $       631.6     $       437.9
    Investment Services................................           728.8               318.6             590.7
    Consolidation/elimination..........................             (.9)                -                 -
                                                         -----------------   ----------------  ------------------
    Total Earnings from Continuing Operations
       before Income Taxes
       and Minority Interest...........................   $     1,674.2       $       950.2     $     1,028.6
                                                         =================   ================  ==================

                                                                              DECEMBER 31,
                                                         --------------------------------------------------------
                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    ASSETS:

    Insurance..........................................   $   110,141.1       $    98,822.1     $    80,638.7
    Investment Services................................        14,326.3            15,410.1          14,160.3
    Consolidation/elimination..........................            26.7                33.1              27.3
                                                         -----------------   ----------------  ------------------
    Total Assets.......................................   $   124,494.1       $   114,265.3     $    94,826.3
                                                         =================   ================  ==================

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

    The quarterly results of operations for 2004 and 2003 are summarized below:

                                                                THREE MONTHS ENDED
                                   ------------------------------------------------------------------------------
                                       MARCH 31           JUNE 30            SEPTEMBER 30          DECEMBER 31
                                   -----------------  -----------------   ------------------   ------------------
                                                                   (IN MILLIONS)

    2004
    Total Revenues................  $     2,124.2      $     2,019.7       $    2,093.5         $    2,159.0
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $       227.4      $       269.3       $      204.6         $      192.5
                                   =================  =================   ==================   ==================

    Net Earnings..................  $       226.6      $       270.5       $      220.2         $      212.6
                                   =================  =================   ==================   ==================

    2003
    Total Revenues................  $     1,674.7      $     1,826.8       $    1,857.8         $    2,043.2
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $        35.7      $       209.7       $      134.8         $      140.8
                                   =================  =================   ==================   ==================

    Net Earnings..................  $        35.7      $       209.8       $      135.5         $      143.4
                                   =================  =================   ==================   ==================

21) ACCOUNTING FOR STOCK-BASED COMPENSATION

    The Holding Company sponsors a stock incentive plan for employees of AXA Equitable. Alliance sponsors its own stock option plans for certain employees.

    In January 2001, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the Stock Appreciation Rights is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded an increase in the Stock Appreciation Rights liability of $14.3 million and $12.0 for 2004 and 2003, respectively, primarily reflecting the variable accounting for the Stock Appreciation Rights based on the change in the market value of AXA ADRs in 2004 and 2003.

    The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Stock-based employee compensation expense is not reflected in the statement of earnings as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of the grant. The following table illustrates the effect on net income had compensation expense as related to options awarded under the Holding Company's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method:

                                                              2004               2003                 2002
                                                        -----------------   ----------------   -------------------
                                                                              (IN MILLIONS)
    Net income, as reported............................  $       929.9       $      524.4       $      587.4
    Less: total stock-based employee compensation
       expense determined under fair value method for
       all awards, net of income tax benefit...........          (21.4)             (35.8)             (36.0)
                                                        -----------------   ----------------   -------------------
    Pro Forma Net Earnings.............................  $       908.5       $      488.6       $      551.4
                                                        =================   ================   ===================

    The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2004, 2003 and 2002 follow:

                                               HOLDING COMPANY                           ALLIANCE
                                   -----------------------------------------   ------------------------------
                                       2004           2003         2002          2004      2003       2002
                                   -------------  ------------- ------------   --------- ---------- ---------
     Dividend yield...............    2.24%          2.48%         2.54%         3.5       6.1%      5.80%

     Expected volatility..........     43%            46%           46%          32%        32%       32%

     Risk-free interest rate......    2.86%          2.72%         4.04%         4.0%      3.0%       4.2%

     Expected life in years.......      5              5             5            5          7         7

     Weighted average fair value
       per option at grant date...    $6.94          $4.39         $6.30        $8.00      $5.96     $5.89


    A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2004.


                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------  ---------------------------------
                                                                    WEIGHTED                           WEIGHTED
                                                                    AVERAGE                            AVERAGE
                                                  AXA ADRS          EXERCISE           UNITS           EXERCISE
                                               (IN MILLIONS)         PRICE         (IN MILLIONS)        PRICE
                                             -------------------  ---------------  --------------- -----------------
        Balance at January 1, 2002.......         30.0              $31.55              15.9           $33.58
          Granted........................          6.7              $17.24               2.4           $33.32
          Exercised......................          (.2)             $10.70              (1.4)          $14.83
          Forfeited......................         (1.2)             $27.12               (.5)          $42.99
                                             -------------------                   ---------------

        Balance at December 31, 2002.....         35.3              $25.14              16.4           $34.92
          Granted........................          9.1              $12.60                .1           $35.01
          Exercised......................         (1.7)              $7.85              (1.2)          $17.26
          Forfeited......................         (1.8)             $25.16              (1.5)          $43.27
                                             -------------------                   ---------------

        Balance at December 31, 2003.....         40.9              $23.04              13.8           $35.55
          Granted........................          7.2              $20.66                .1           $33.00
          Exercised......................         (2.5)             $14.82              (2.5)          $18.43
          Forfeited......................         (1.6)             $23.74              (1.8)          $46.96
                                             -------------------                   ---------------

        Balance at December 31, 2004              44.0              $23.03               9.6           $37.82
                                             ===================                   ===============

    Information about options outstanding and exercisable at December 31, 2004 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   WEIGHTED
                                                    AVERAGE         WEIGHTED                               WEIGHTED
              RANGE OF             NUMBER          REMAINING        AVERAGE             NUMBER              AVERAGE
              EXERCISE          OUTSTANDING       CONTRACTUAL       EXERCISE          EXERCISABLE          EXERCISE
               PRICES          (IN MILLIONS)     LIFE (YEARS)        PRICE           (IN MILLIONS)           PRICE
        ------------------  ------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ------------------
          $6.33 - $8.97               .2               1.08            $7.65               .2                 $7.65
          $10.13 - $15.12           10.1               7.39           $12.66              4.4                $12.81
          $15.91 - $22.84           15.5               7.35           $19.42              7.1                $18.51
          $25.96 - $32.87           13.1               3.65           $30.65             12.3                $30.64
          $35.85                     5.1               4.48           $35.85              5.1                $35.85
                              -----------------                                    ------------------
          $6.33 - $35.85            44.0                              $23.03             29.1                $25.71
                              =================                                    ==================

            Alliance
        ------------------
          $8.81-$18.47               1.2               2.25           $15.31              1.2                $15.31
          $25.63-$30.25              2.2               4.40           $28.05              2.1                $28.06
          $32.52-$48.50              3.1               7.01           $39.18              1.7                $42.03
          $50.15-$50.56              1.7               6.92           $50.25              1.0                $50.25
          $51.10-$58.50              1.4               5.95           $53.77              1.1                $53.76
                              -----------------                                    ------------------
          $8.81-$58.50               9.6               5.66           $37.82              7.1                $36.41
                              =================                                    ==================

    The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over periods of up to ten years.

    In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2004, approximately 11.3 million Alliance Holding units of a maximum 41.0 million units were subject to options granted and .1 million Alliance Holding units were subject to awards made under this plan.

22) RELATED PARTY TRANSACTIONS

    The Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $55.0 million and $57.6 million, respectively, for 2004 and 2003.

    The Company paid $658.8 million and $639.1 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2004 and 2003. The Company charged AXA Distribution's subsidiaries $293.1 million and $304.4 million, respectively, for their applicable share of operating expenses for 2004 and 2003, pursuant to the Agreements for Services.

    In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

    Both AXA Equitable and Alliance, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements that include technology and professional development arrangements. Payments by AXA Equitable and Alliance to AXA under such agreements totaled approximately $30.2 million and $16.7 million in 2004 and 2003, respectively. Payments by AXA and AXA affiliates to AXA Equitable under such agreements totaled $38.9 million and $32.5 million in 2004 and 2003, respectively.

    In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect wholly owned subsidiary of the Holding Company, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $28.6 million and $9.0 million of premiums and $16.4 million and $2.8 million of reinsurance reserves to AXA Bermuda in 2004 and 2003, respectively.

    In 2004, as a result of the Holding Company's acquisition of MONY, the Company restructured certain operations to reduce expenses and recorded pre-tax provisions of $45.6 million related to severance and $33.0 million related to the writeoff of capitalized software. During 2004, total severance payments made to employees totaled $5.0 million.

    Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)

    Investment advisory and services fees..............   $       744.6       $       748.1     $       763.2
    Distribution revenues..............................           447.3               436.0             467.5
    Shareholder servicing fees.........................            87.5                94.3             101.6
    Other revenues.....................................             8.8                11.4              10.2
    Brokerage..........................................             4.2                 4.4               7.0

23) SALE OF ALLIANCE CASH MANAGEMENT BUSINESS

    On October 28, 2004, Alliance announced that Alliance and Federated Investors, Inc. ("Federated") had reached a definitive agreement for Federated to acquire Alliance's cash management business. Under the agreement, up to $29.0 billion in assets from 22 third-party-distributed money market funds of AllianceBernstein Cash Management Services, will be transitioned into Federated money market funds at December 31, 2004. The transaction will not include the assets of AllianceBernstein Exchange Reserves, Inc., which will continue to be available to investors in other AllianceBernstein mutual funds. In addition, Alliance will continue to meet the liquidity needs of investors in its private client, managed account and institutional investment management businesses. The capital gain, net of income taxes and minority interest, that would be recognized upon the closing of the transaction in 2005 is not expected to be material to the Company. Estimated contingent payments received from Federated in the five years following the closing are expected to be similar in amount to the business's anticipated profit contribution over that period. The overall effect on earnings is, therefore, expected to be immaterial.

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24. Financial Statements and Exhibits

         (a) Financial Statements included in Part B.

         1.  Separate Account No. 301:


             - Statements of Assets and Liabilities for the Year Ended
               December 31, 2004;
             - Statements of Operations for the Year Ended December 31, 2004
             - Statements of Changes in Net Assets for the Years Ended
               December 31, 2004 and 2003
             - Notes to Financial Statements
             - Report of Independent Registered Public Accounting Firm -
               PricewaterhouseCoopers LLP

         2.  AXA Equitable Life Insurance Company:

             - Report of Independent Registered Public Accounting Firm -
               PricewaterhouseCoopers LLP
             - Consolidated Balance Sheets as of December 31, 2004 and 2003
             - Consolidated Statements of Earnings for Years Ended December 31,
               2004, 2003 and 2002
             - Consolidated Statements of Equity for Years Ended December 31,
               2004, 2003 and 2002
             - Consolidated Statements of Cash Flows for Years Ended December
               31, 2004, 2003 and 2002
             - Notes to Consolidated Financial Statements


         (b) Exhibits.

             The following exhibits are filed herewith:

             1. (a) Resolutions of the Board of Directors of The Equitable Life
                    Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Resolutions of the Board of Directors of Equitable dated
                    July 17, 1986 authorizing the reorganization of Separate Account Nos. 301, 302, 303 and 304 into one continuing separate account, previously filed with this Registration Statement, File No. 2-74667, on April 21, 1998.

             2. Not applicable.

             3. (a) Form of Sales Agreement, previously filed with this
                    Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Sales Agreement among Equitable, Separate Account No. 301 and Equitable Variable Life Insurance Company, as principal underwriter for The Hudson River Trust, previously filed with this Registration Statement No. 2-74667 on April 29, 1993, refiled electronically on August 3, 1998.

                (c) Distribution and Servicing Agreement among Equico
                    Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (d) Participation Agreement among EQ Advisors Trust, The
                    Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC) dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

                (e) Sales Agreement among Equico, (now AXA Advisors, LLC)
                    Equitable and Equitable's Separate Account A, Separate Account No. 301 and Separate Account No. 51 dated as of January 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (f) Form of Participation Agreement among AXA Premier VIP Trust, the Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC, incorporated by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730, filed on December 5, 2001.

             4. (a) (1) Form of group variable annuity contract, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,177 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) (1) Form of group variable annuity certificate, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,178 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (c) (1) Rider No. PF 94,189 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,188 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement. No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                (d) (1) Form of group variable annuity contract, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 96,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                    (3) Rider No. PF 10,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (e) (1) Form of group variable annuity certificate, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 96,100 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                    (3) Rider No. PF 10,001 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (f) Plan of Operations, as amended, previously filed with this
                    Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

             5. (a) Form of application for group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) Form of participant enrollment for group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

             6. (a) Copy of the Restated Charter of The Equitable Life
                    Assurance Society of the United States, as amended January 1, 1997, previously filed with this Registration Statement No. 2-74667 on April 24, 1997.

                (b) By-Laws of The Equitable Life Assurance Society of the
                    United States, as amended November 21, 1996, previously filed with this Registration Statement No. 2-74667 on April 29, 1997.

             7. Not applicable.

             8. (a) Agreement, dated as of March 15, 1985, between Integrity
                    Life Insurance Company ("Integrity") and Equitable for cooperative and joint use of personnel, property and services, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Administration and Servicing Agreement, dated as of May 1,
                    1987, by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on May 4, 1987, refiled electronically on August 3, 1998.

                (c) Amendment, dated September 30, 1988, to Administration and
                    Servicing Agreement by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on April 19, 1989, refiled electronically on August 3, 1998.

             9. (a) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, previously filed with this Registration Statement No. 2-74667 on November 6, 1983, refiled electronically on August 3, 1998.

                (b) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                (c) Opinion of Dodie Kent, Vice President and Counsel of
                    AXA Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 27, 2004.

            10. (a) Consent of PricewaterhouseCoopers LLP.

                (b) Powers of Attorney, incorporated herein by reference to
                    Exhibit 10.(f) to Registration Statement File No. 333-05593 on Form N-4, filed on April 20, 2005

            11. Not applicable.

            12. Not applicable.

            13. Not applicable.

Item 25. Directors and Officers of AXA Equitable.


         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Bruce W. Calvert                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

Claus-Michael Dill                          Director
AXA Konzern AG
Colonia-Allee 10-20
D-51067 Cologne, Germany

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

John C. Graves                              Director
Graves Ventures, LLC
130 Fifth Avenue
New York, NY 10011

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

W. Edwin Jarmain                            Director
Jarmain Group Inc.
77 King Street West
Toronto, M5K 1K2
Canada

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Christina Johnson                           Director
Christina Johnson and Associates
200 Railroad Avenue
Greenwich, CT 06830

Scott D. Miller                             Director
Six Sigma Academy
315 East Hopkins Street
Suite 401
Aspen, CO 81611

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

Joseph H. Moglia                            Director
Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Peter J. Tobin                              Director
St. John's University
101 Murray Street
New York, NY 10007


OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

*Stanley B. Tulin                           Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy
                                            Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Stuart L. Faust                            Senior Vice President and
                                            Deputy General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*Jerald E. Hampton                          Executive Vice President

*Robert S. Jones, Jr.                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

*Paul J. Flora                              Senior Vice President and Auditor

*James D. Goodwin                           Senior Vice President

*Edward J. Hayes                            Senior Vice President

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Senior Vice President, Secretary and
                                            Associate General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Senior Vice President and Actuary

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

     Separate Account No. 301 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").


     AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         AXA's Abbreviated AXA Organizational Chart and the AXA Organizational Chart are incorporated by reference to Exhibit 26 to Registration Statement (File No. 333-05593) on Form N-4, filed April 20, 2005.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
          LAST UPDATED: 04/13/2005

                                                                                                        State of        State of
                                                                                          Type of      Incorp. or      Principal
                                                                                         Subsidiary     Domicile       Operation
                                                                                         ----------     --------       ---------

                                                                                                    --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                    DE              NY
------------------------------------------------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                                                ND              ND
      ------------------------------------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                                HCO            DE              CT
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                        Operating         DE              CO
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                      Operating         DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                        Operating         DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                                 Operating         VA              VA
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                      Operating         VA              VA
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                                    HCO            DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company *                                              Insurance         NY              NY
              ----------------------------------------------------------------------------------------------------------------------
                   MONY International Holdings, LLC                                         HCO            DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.    Insurance     Argentina       Argentina
                           ---------------------------------------------------------------------------------------------------------
                           MONY Financial Resources of the Americas Limited                 HCO         Jamaica         Jamaica
                           ---------------------------------------------------------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.               Operating   Cayman Islands  Cayman Islands
                           ---------------------------------------------------------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.           Operating       Brazil          Brazil
                               -----------------------------------------------------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *       Insurance   Cayman Islands  Cayman Islands
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Life Insurance Company of America *                              Insurance         AZ              NY
                   -----------------------------------------------------------------------------------------------------------------
                       Enterprise Accumulation Trust                                     Operating         MA              GA
                       -------------------------------------------------------------------------------------------------------------
                       Mony Series Funds, Inc.                                           Operating         MD              NY
                   -----------------------------------------------------------------------------------------------------------------
                   Sagamore Financial, LLC                                                  HCO            OH              OH
                   -----------------------------------------------------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *                           Insurance         OH              OH
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Financial Services, Inc.                                            HCO            DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                       Financial Marketing Agency, Inc.                                  Operating         OH              OH
                       -------------------------------------------------------------------------------------------------------------
                       MONY Brokerage, Inc.                                              Operating         DE              PA
                       -------------------------------------------------------------------------------------------------------------
                       1740 Ventures, Inc.                                               Operating         NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       Enterprise Capital Management, Inc.                               Operating         GA              GA
                       -------------------------------------------------------------------------------------------------------------
                       MONY Assets Corp.                                                    HCO            NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       1740 Advisers, Inc.                                               Operating         NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       MONY Securities Corporation                                       Operating         NY              NY
      ------------------------------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                                                               DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                                                   DE              NY
          --------------------------------------------------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                                                               DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                                              Operating         DE              NY
              ----------------------------------------------------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                                           Operating         AL              AL
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC                   Operating         DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC                    Operating         MA              MA
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                                           Operating         NV              NV
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                                      Operating        P.R.            P.R.
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.                        Operating         TX              TX
                   -----------------------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                            Insurance         NY              NY
          --------------------------------------------------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                   Insurance         CO              CO
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                             Investment        DE              NY
              ----------------------------------------------------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                        Investment        DE              NY
                   -----------------------------------------------------------------------------------------------------------------
              Real Estate Partnership Equities (various)                                 Investment        **
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                                        HCO            NY              NY
              ----------------------------------------------------------------------------------------------------------------------
                   See Attached Listing A
              ----------------------------------------------------------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                                       HCO            DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              Wil-Gro, Inc                                                               Investment        PA              PA
              ----------------------------------------------------------------------------------------------------------------------
              STCS, Inc.                                                                 Investment        DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              EVSA, Inc.                                                                 Investment        DE              PA
              ----------------------------------------------------------------------------------------------------------------------

                                                                                                                           Parent's
                                                                                                              Number of   Percent of
                                                                                             Federal           Shares      Ownership
                                                                                            Tax ID #            Owned     or Control
                                                                                            ---------           -----     ----------

                                                                                     ----------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                     13-3623351
-----------------------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                                 45-0373941           1,000      100.00%
      -----------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                                13-4139153                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                           75-2961816                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                         13-4194065                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                           13-4194080                      100.00%
      -----------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                                    54-1533186                      100.00%
      -----------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                         54-1968996                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                                    13-3976138                      100.00%
      -----------------------------------------------------------------------------------------------------
              MONY Life Insurance Company *                                                 13-1632487                      100.00%
              ---------------------------------------------------------------------------------------------
                   MONY International Holdings, LLC                                         13-3790446                      100.00%
                   ----------------------------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.       98-0157781                      100.00%
                           --------------------------------------------------------------------------------
                           MONY Financial Resources of the Americas Limited                                                  99.00%
                           --------------------------------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.                  98-0152047                      100.00%
                           --------------------------------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.                                               99.00%
                               ----------------------------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *          98-0152046                      100.00%
                   ----------------------------------------------------------------------------------------
                   MONY Life Insurance Company of America *                                 86-0222062                      100.00%
                   ----------------------------------------------------------------------------------------
                       Enterprise Accumulation Trust                                        58-6303987                      100.00%
                       ------------------------------------------------------------------------------------
                       Mony Series Funds, Inc.                                              13-3388742                      100.00%
                   ----------------------------------------------------------------------------------------
                   Sagamore Financial, LLC                                                  31-1296919                      100.00%
                   ----------------------------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *                              38-2046096                      100.00%
                   ----------------------------------------------------------------------------------------
                   MONY Financial Services, Inc.                                            11-3722370                      100.00%
                   ----------------------------------------------------------------------------------------
                       Financial Marketing Agency, Inc.                                     31-1465146                       99.00%
                       ------------------------------------------------------------------------------------
                       MONY Brokerage, Inc.                                                 22-3015130                      100.00%
                       ------------------------------------------------------------------------------------
                       1740 Ventures, Inc.                                                  13-2848244                      100.00%
                       ------------------------------------------------------------------------------------
                       Enterprise Capital Management, Inc.                                  58-1660289                      100.00%
                       ------------------------------------------------------------------------------------
                       MONY Assets Corp.                                                    13-2662263                      100.00%
                       ------------------------------------------------------------------------------------
                       1740 Advisers, Inc.                                                  13-2645490                      100.00%
                       ------------------------------------------------------------------------------------
                       MONY Securities Corporation                                          13-2645488                      100.00%
      -----------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                                                52-2197822               -      100.00%
      -----------------------------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                                    13-4078005           1,000      100.00%
          -------------------------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                                                13-4071393               -      100.00%
              ---------------------------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                                                 06-1555494               -      100.00%
              ---------------------------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                                              06-1562392               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC                      13-4085852               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC                       04-3491734               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                                              13-3389068                      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                                         66-0577477                      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.                           75-2529724           1,050      100.00%
                   ----------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                               13-5570651       2,000,000      100.00%
          -------------------------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                      13-3198083       1,000,000      100.00%
              ---------------------------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                                13-3385076               -            -
              ---------------------------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                           13-3385080               -            -
                   ----------------------------------------------------------------------------------------
              Real Estate Partnership Equities (various)                                        -                    -            -
              ---------------------------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                                        22-2766036               -      100.00%
              ---------------------------------------------------------------------------------------------
                   See Attached Listing A
              ---------------------------------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                                       13-2677213       5,000,000      100.00%
              ---------------------------------------------------------------------------------------------
              Wil-Gro, Inc                                                                  23-2702404           1,000      100.00%
              ---------------------------------------------------------------------------------------------
              STCS, Inc.                                                                    13-3761592           1,000      100.00%
              ---------------------------------------------------------------------------------------------
              EVSA, Inc.                                                                    23-2671508              50      100.00%
              ---------------------------------------------------------------------------------------------


                                                                                                 Comments
                                                                                         (e.g., Basis of Control)
                                                                                         ------------------------

AXA Financial, Inc.  (Notes 1 & 2)   **
-------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)
      -------------------------------------------------------------------------------
      The Advest Group, Inc.
      -------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.
      -------------------------------------------------------------------------------
      MONY Capital Management, Inc.
      -------------------------------------------------------------------------------
      MONY Asset Management, Inc.
      -------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.
      -------------------------------------------------------------------------------
      Matrix Private Equities, Inc.
      -------------------------------------------------------------------------------
      MONY Holdings, LLC
      -------------------------------------------------------------------------------
              MONY Life Insurance Company *
              -----------------------------------------------------------------------
                   MONY International Holdings, LLC
                   ------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.
                           ----------------------------------------------------------
                           MONY Financial Resources of the Americas Limited
                           ----------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.
                           ----------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.
                               ------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *
                   ------------------------------------------------------------------
                   MONY Life Insurance Company of America *
                   ------------------------------------------------------------------
                       Enterprise Accumulation Trust
                       --------------------------------------------------------------
                       Mony Series Funds, Inc.
                   ------------------------------------------------------------------
                   Sagamore Financial, LLC
                   ------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *
                   ------------------------------------------------------------------
                   MONY Financial Services, Inc.
                   ------------------------------------------------------------------
                       Financial Marketing Agency, Inc.
                       --------------------------------------------------------------
                       MONY Brokerage, Inc.
                       --------------------------------------------------------------
                       1740 Ventures, Inc.
                       --------------------------------------------------------------
                       Enterprise Capital Management, Inc.
                       --------------------------------------------------------------
                       MONY Assets Corp.
                       --------------------------------------------------------------
                       1740 Advisers, Inc.
                       --------------------------------------------------------------
                       MONY Securities Corporation
      -------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)
          ---------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)
              -----------------------------------------------------------------------
              AXA Network, LLC     (Note 6)
              -----------------------------------------------------------------------
                   AXA Network of Alabama, LLC
                   ------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC
                   ------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC
                   ------------------------------------------------------------------
                   AXA Network of Nevada, Inc.
                   ------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.
                   ------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.
                   ------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                          NAIC # 62944
          ---------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                 NAIC # 62880
              -----------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                           G.P & L.P.
              -----------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                      G.P.
                   ------------------------------------------------------------------
              Real Estate Partnership Equities (various)                               **
              -----------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)
              -----------------------------------------------------------------------
                   See Attached Listing A
              -----------------------------------------------------------------------
              ACMC, Inc.     (Note 4)
              -----------------------------------------------------------------------
              Wil-Gro, Inc
              -----------------------------------------------------------------------
              STCS, Inc.
              -----------------------------------------------------------------------
              EVSA, Inc.
              -----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------

   *  Affiliated Insurer

   ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

   *** All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
   Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
   Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
   Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, Alliance Capital Management Holding L.P. ("Alliance Holding") reorganized by transferring its business and assets to Alliance Capital Management L.P., a newly formed private partnership ("Alliance Capital").

   As of December 21, 2004, AXF and its subsidiaries owned 61.33% of the issued and outstanding units of limited partnership interest in Alliance Capital (the "Alliance Capital Units"), as follows:
        AXF held directly 32,699,154 Alliance Capital Units (12.75%),
        AXA Equitable Life directly owned 7,765,204 Alliance Capital Units (3.03%),
        ACMC, Inc. owned 66,220,822 Alliance Capital Units (25.82%), and
        ECMC, LLC owned 40,880,637 Alliance Capital Units (15.94%).
   Alliance Capital Management Corporation also owns a 1% general partnership interest in Alliance Capital.

   In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.28% each), representing assignments of beneficial ownership of limited partnership interests in Alliance Holding (the "Alliance Holding Units"). Alliance Capital Management Corp. owns 100,000 units of general partnership interest (0.04%), in Alliance Holding. Alliance Holding Units are publicly traded on the New York Stock exchange.

   On December 21, 2004, AXF contributed 4,389,192 (1.71%)Alliance Capital Units to MONY Life and 1,225,000 (.48%)Alliance Capital Units to MLOA.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold to
    MMA.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------

          Dissolved: - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
                     - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
                     - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
                     - CCMI Corp. was dissolved on October 7, 1999.
                     - ELAS Realty, Inc. was dissolved January 29, 2002.
                     - EML Associates, L.P. was dissolved March 27, 2001.
                     - EQ Services, Inc. was dissolved May 11, 2001.
                     - Equitable BJVS, Inc. was dissolved October 3, 1999.
                     - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
                     - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
                     - Equitable JVS II, Inc. was dissolved December 4, 1996
                     - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                          dissolved on December 31, 2000.
                     - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
                     - EREIM Managers Corporation was dissolved March 27, 2001.
                     - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
                     - EVLICO, Inc. was dissolved in 1999.
                     - Franconom, Inc. was dissolved on December 4, 2000.
                     - GP/EQ Southwest, Inc. was dissolved October 21, 1997
                     - HVM Corp. was dissolved on Feb. 16, 1999.
                     - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
                     - Prime Property Funding, Inc. was dissolved in Feb. 1999.
                     - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
                     - Six-Pac G.P., Inc. was dissolved July 12,1999
                     - Paramount Planners, LLC., a direct subsidiary of  AXA Distribution Holding Corporation, was dissolved on December 5, 2003
                     - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
                     - ECLL Inc. was dissolved July 15, 2003
                     - MONY Realty Partners, Inc. was dissolved February 2005

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                                      State of
                                                                                                         Type of     Incorp. or
                                                                                                        Subsidiary    Domicile
                                                                                                        ----------    --------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          --------------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ----------------------------------------------------------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                              Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Casualty Insurance Company *                                               Operating        VT
                   -----------------------------------------------------------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                                   Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       Equitable Capital Private Income & Equity
                         Partnership II, L.P.                                                           Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)                       Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       See Attached Listing B
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable JVS, Inc.                                                                  Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                       Astor Times Square Corp.                                                         Investment       NY
                       -------------------------------------------------------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                                 Investment       NY
                       -------------------------------------------------------------------------------------------------------------
                       PC Landmark, Inc.                                                                Investment       TX
                       -------------------------------------------------------------------------------------------------------------
                       EJSVS, Inc.                                                                      Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Distributors, LLC                                                                Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                                Operating        DE
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                                           Operating        DE
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC                          Operating        MA
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                                 Operating        TX
                   -----------------------------------------------------------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                                         Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)                        Operating        DE
                   -----------------------------------------------------------------------------------------------------------------


                                                                                                          State of
                                                                                                         Principal    Federal
                                                                                                         Operation   Tax ID #
                                                                                                         ---------   ---------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          --------------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ----------------------------------------------------------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                                   NY      13-3049038
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Casualty Insurance Company *                                                    VT      06-1166226
                   -----------------------------------------------------------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                                        NY      13-3266813
                   -----------------------------------------------------------------------------------------------------------------
                       Equitable Capital Private Income & Equity
                         Partnership II, L.P.                                                                NY      13-3544879
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)                            NY      13-3633538
                   -----------------------------------------------------------------------------------------------------------------
                       See Attached Listing B
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable JVS, Inc.                                                                       GA      58-1812697
                   -----------------------------------------------------------------------------------------------------------------
                       Astor Times Square Corp.                                                              NY      13-3593699
                       -------------------------------------------------------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                                      NY      13-3593692
                       -------------------------------------------------------------------------------------------------------------
                       PC Landmark, Inc.                                                                     TX      75-2338215
                       -------------------------------------------------------------------------------------------------------------
                       EJSVS, Inc.                                                                           NJ      58-2169594
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Distributors, LLC                                                                     NY      52-2233674
                   -----------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                                     AL      52-2255113
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                                            CT, ME,NY   06-1579051
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC                               MA      04-3567096
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                                      TX      74-3006330
                   -----------------------------------------------------------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                                              NY      13-3813232
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)                             NJ      22-3492811
                   -----------------------------------------------------------------------------------------------------------------


                                                                                                   Parent's
                                                                                    Number of      Percent of         Comments
                                                                                     Shares        Ownership       (e.g., Basis
                                                                                      Owned        or Control       of Control)
                                                                                      -----        ----------   --------------------

AXA Financial, Inc.
-----------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -----------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          -------------------------------------------------------------------------
              Equitable Holdings, LLC
              ---------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                500      100.00%
                   ----------------------------------------------------------------
                   Equitable Casualty Insurance Company *                               1,000      100.00%
                   ----------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                       -      100.00%
                   ----------------------------------------------------------------
                       Equitable Capital Private Income & Equity                                            ECMC is G.P.
                         Partnership II, L.P.                                               -            -  ("Deal Flow Fund II")
                   ----------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)         100      100.00%
                   ----------------------------------------------------------------
                       See Attached Listing B
                   ----------------------------------------------------------------
                   Equitable JVS, Inc.                                                  1,000      100.00%
                   ----------------------------------------------------------------
                       Astor Times Square Corp.                                           100      100.00%
                       ------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                   100      100.00% G.P. of Astor
                       ------------------------------------------------------------                          Acquisition. L.P.
                       PC Landmark, Inc.                                                1,000      100.00%
                       ------------------------------------------------------------
                       EJSVS, Inc.                                                      1,000      100.00%
                   ----------------------------------------------------------------
                   AXA Distributors, LLC                                                    -      100.00%
                   ----------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                    -      100.00%
                       ------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                               -      100.00%
                       ------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC              -      100.00%
                       ------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                 1,000      100.00%
                   ----------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                         1,000      100.00%
                   ----------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)          100      100.00%
                   ----------------------------------------------------------------

*  Affiliated Insurer

      Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
      Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its
        subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Holding Corp.
      Efective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING B - ALLIANCE CAPITAL MANAGEMENT CORP.
---------------------------------------------

                                                                                                       State of    State of
                                                                                          Type of     Incorp. or  Principal
                                                                                         Subsidiary    Domicile   Operation
                                                                                         ----------    --------   ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   -----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)   Operating        DE          NY
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)          Operating        DE          NY
                       -------------------------------------------------------------------------------------------------------------
                           Albion Alliance LLC                                           Operating        DE          NY
                           ---------------------------------------------------------------------------------------------------------
                           Cursitor Alliance LLC                                            HCO           DE          MA
                           ---------------------------------------------------------------------------------------------------------
                           Alliance Capital Management LLC                                  HCO           DE          NY
                           ---------------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC                           Operating        DE          NY
                           ---------------------------------------------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                    HCO           DE          NY
                           ---------------------------------------------------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                           Operating      India       India
                               -----------------------------------------------------------------------------------------------------
                               ACM Global Investor Services S.A.                         Operating       Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                   Operating       Lux.        Lux.
                                    ------------------------------------------------------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                      Operating      Spain       Spain
                               -----------------------------------------------------------------------------------------------------
                               ACM International (France) SAS                            Operating      France      France
                               -----------------------------------------------------------------------------------------------------
                               ACM Software Services Ltd.                                Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                   Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd             Operating      Japan       Japan
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Australia Limited                        Operating      Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                                    Far Eastern Alliance Asset Management                Operating      Taiwan      Taiwan
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                 Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Latin America Ltd.                       Operating      Brazil      Brazil
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Limited                                  Operating       U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Services Ltd.                       Operating       U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                        Dimensional Trust Management Ltd.                Operating       U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                        Operating       Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                   Operating        DE      Singapore
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management Australia Limited             Operating      Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                  Operating        DE        Canada
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management New Zealand Limited           Operating       N.Z.        N.Z.
                               -----------------------------------------------------------------------------------------------------


                                                                                                               Number of
                                                                                            Federal             Shares
                                                                                           Tax ID #              Owned
                                                                                           ---------             -----

AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ---------------------------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)
                       -----------------------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)            13-3434400
                       -----------------------------------------------------------------------------------
                           Albion Alliance LLC                                             13-3903734
                           -------------------------------------------------------------------------------
                           Cursitor Alliance LLC                                           22-3424339
                           -------------------------------------------------------------------------------
                           Alliance Capital Management LLC
                           -------------------------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC
                           -------------------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                   13-2778645                  10
                           -------------------------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                                 -
                               ---------------------------------------------------------------------------
                               ACM Global Investor Services S.A.                               -
                               ---------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                         -
                                    ----------------------------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                            -
                               ---------------------------------------------------------------------------
                               ACM International (France) SAS                                  -
                               ---------------------------------------------------------------------------
                               ACM Software Services Ltd.                                  13-3910857
                               ---------------------------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                     13-3548918               1,000
                               ---------------------------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd                   -
                               ---------------------------------------------------------------------------
                               Alliance Capital Australia Limited                              -
                               ---------------------------------------------------------------------------
                                    Far Eastern Alliance Asset Management                      -
                               ---------------------------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                   13-3626546               1,000
                               ---------------------------------------------------------------------------
                               Alliance Capital Latin America Ltd.                             -
                               ---------------------------------------------------------------------------
                               Alliance Capital Limited                                        -                  250,000
                               ---------------------------------------------------------------------------
                                    Alliance Capital Services Ltd.                             -                    1,000
                                    ----------------------------------------------------------------------
                                        Dimensional Trust Management Ltd.                      -                   50,000
                               ---------------------------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                              -                    3,999
                               ---------------------------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                     13-3752293
                               ---------------------------------------------------------------------------
                               Alliance Capital Management Australia Limited                   -
                               ---------------------------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                    13-3630460              18,750
                               ---------------------------------------------------------------------------
                               Alliance Capital Management New Zealand Limited                 -
                               ---------------------------------------------------------------------------


                                                                                          Parent's
                                                                                          Percent of
                                                                                          Ownership            Comments
                                                                                          or Control   (e.g., Basis of Control)
                                                                                          ----------   ------------------------

AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation                                             owns 1% GP interest in
                                                                                                       Alliance Capital Management
                                                                                                       L.P. and 100,000 GP units in
                                                                                                       Alliance Capital Management
                                                                                                       Holding L.P.
                   ----------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)               -
                       ------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)
                       ------------------------------------------------------------------
                           Albion Alliance LLC                                                  37.60% Equitable Life = 4.7%;
                                                                                                         3rd parties = 57.7%
                           --------------------------------------------------------------
                           Cursitor Alliance LLC                                               100.00%
                           --------------------------------------------------------------
                           Alliance Capital Management LLC                                     100.00%
                           --------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC                                 100.00%
                           --------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                       100.00%
                           --------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                                 100.00%
                               ----------------------------------------------------------
                               ACM Global Investor Services S.A.                                99.00% Alliance Capital Oceanic
                                                                                                         Corp. owns 1%
                               ----------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                           1.00% New Alliance Asset Mngmnt
                                                                                                         (Asia) Ltd owns 99%
                                    -----------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                            100.00%
                               ----------------------------------------------------------
                               ACM International (France) SAS                                  100.00%
                               ----------------------------------------------------------
                               ACM Software Services Ltd.                                      100.00%
                               ----------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                         100.00%
                               ----------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd                   100.00%
                               ----------------------------------------------------------
                               Alliance Capital Australia Limited                              100.00%
                               ----------------------------------------------------------
                                    Far Eastern Alliance Asset Management                       20.00% 3rd parties = 80%
                               ----------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                       100.00%
                               ----------------------------------------------------------
                               Alliance Capital Latin America Ltd.                              99.00% Alliance Capital Oceanic
                                                                                                         Corp. owns 1%
                               ----------------------------------------------------------
                               Alliance Capital Limited                                        100.00%
                               ----------------------------------------------------------
                                    Alliance Capital Services Ltd.                             100.00%
                                    -----------------------------------------------------
                                        Dimensional Trust Management Ltd.                      100.00%
                               ----------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                               99.98% Alliance Cap. Oceanic Corp.
                                                                                                         owns 0.025%
                               ----------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                         100.00%
                               ----------------------------------------------------------
                               Alliance Capital Management Australia Limited                    50.00% 3rd parties = 50%
                               ----------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                        100.00%
                               ----------------------------------------------------------
                               Alliance Capital Management New Zealand Limited                  50.00% 3rd parties = 50%
                               ----------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING B - ALLIANCE CAPITAL MANAGEMENT CORP.
---------------------------------------------


                                                                                                         State of    State of
                                                                                             Type of    Incorp. or  Principal
                                                                                            Subsidiary   Domicile   Operation
                                                                                            ----------   --------   ---------

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ---------------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.               Operating   So Africa   So Africa
                               -----------------------------------------------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                   Operating     Nambia      Nambia
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                 Operating   Singapore   Singapore
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                    Operating   Mauritius   Mauritius
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd   Operating     India       India
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                               Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                        Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)         Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                      Operating       DE          NJ
                               -----------------------------------------------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                     Operating     Russia      Russia
                               -----------------------------------------------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                       Operating    So Korea    So Korea
                               -----------------------------------------------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                     Operating      H.K.        H.K.
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                         Operating     Taiwan      Taiwan
                                    ------------------------------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                      Operating      Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                               Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                    Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.              Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                        Operating     Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                   Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    ACM Investments Ltd.                                    Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                          Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                      Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Cecogest S.A.                                  Operating     France      France
                                    ------------------------------------------------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                         Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Cursitor Holdings Ltd.                                  Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Whittingdale Nominees Ltd.                              Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------



                                                                                                                  Number of
                                                                                                 Federal           Shares
                                                                                                Tax ID #            Owned
                                                                                                ---------           -----

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ------------------------------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.                       -
                               --------------------------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                           -
                               --------------------------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                         -
                               --------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                            -
                               --------------------------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd           -
                               --------------------------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                                   13-3441277               1,000
                               --------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                            52-1671668               1,000
                               --------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                    13-3802178
                               --------------------------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)             13-3191825                 100
                               --------------------------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                          13-3211780                 100
                               --------------------------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                             -
                               --------------------------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                               -
                               --------------------------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                             -
                               --------------------------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                                 -
                                    ---------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                              -
                               --------------------------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                                   13-3613617              50,000
                               --------------------------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                            -
                               --------------------------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.                      -
                               --------------------------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                                -
                               --------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                           -
                               --------------------------------------------------------------------------------
                                    ACM Investments Ltd.                                            -
                                    ---------------------------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                                  -
                                    ---------------------------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                              -
                                    ---------------------------------------------------------------------------
                                    Alliance Cecogest S.A.                                          -
                                    ---------------------------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                                 -
                                    ---------------------------------------------------------------------------
                                    Cursitor Holdings Ltd.                                          -
                                    ---------------------------------------------------------------------------
                                    Whittingdale Nominees Ltd.                                      -
                                    ---------------------------------------------------------------------------


                                                                                           Parent's
                                                                                           Percent of
                                                                                           Ownership            Comments
                                                                                           or Control   (e.g., Basis of Control)
                                                                                           ----------   ------------------------

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ----------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.                    80.00% 3rd parties = 20%
                               ------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                       100.00%
                               ------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                     100.00%
                               ------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                        100.00%
                               ------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd        75.00% 3rd parties = 25%
                               ------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                                   100.00% inactive
                               ------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                            100.00%
                               ------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                    100.00%
                               ------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)                   1
                               ------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                          100.00%   formerly, Alliance Fund
                                                                                                            Services, Inc.
                               ------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                          49.00% 3rd parties = 51%
                               ------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                            20.00% 3rd parties = 80%
                               ------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                          50.00% 3rd parties = 50%
                               ------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                              99.00% Others owns 1%
                                    -------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                           99.00% ACM Global Investor Svcs
                                                                                                          owns 1%
                               ------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                                    50.00% Meiji Mutual Life owns 50%
                               ------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                        100.00%
                               ------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.                  100.00%
                               ------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                            100.00%
                               ------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                       100.00%
                               ------------------------------------------------------------
                                    ACM Investments Ltd.                                        100.00%
                                    -------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                              100.00%
                                    -------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                          100.00%
                                    -------------------------------------------------------
                                    Alliance Cecogest S.A.                                      100.00%
                                    -------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                             100.00%
                                    -------------------------------------------------------
                                    Cursitor Holdings Ltd.                                      100.00%
                                    -------------------------------------------------------
                                    Whittingdale Nominees Ltd.                                  100.00%
                                    -------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING C - MONY
----------------

                                                                                                     State of           State of
                                                                                   Type of          Incorp. or         Principal
                                                                                  Subsidiary         Domicile          Operation
                                                                                  ----------         --------          ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
      ------------------------------------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                         HCO                DE                 CT
      ------------------------------------------------------------------------------------------------------------------------------
              Vercoe Insurance Agency, Inc.                                       Insurance             OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
              Advest Capital, Inc.                                                Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Billings and Company, Inc.                                          Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
                   Billings Management Co.                                        Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Boston Advisors, Inc.                                               Operating             MA                 MA
              ----------------------------------------------------------------------------------------------------------------------
              Advest Transfer Services, Inc.                                      Operating             DE                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Advest, Inc.                                                        Operating             DE                 CT
              ----------------------------------------------------------------------------------------------------------------------
                   Balanced Capital Services, Inc.                                Insurance             CT                 CT
                   -----------------------------------------------------------------------------------------------------------------
                   Advest Insurance Agency, Inc.                                  Insurance             MA                 MA
              ----------------------------------------------------------------------------------------------------------------------
              Independent Portfolio Consultants, Inc.                             Operating             DE                 FL
              ----------------------------------------------------------------------------------------------------------------------
              A. B. Realty Corp.                                                  Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Bank Street Management Company                                      Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Advest Mortgages, Inc.                                              Operating             DE                 DE
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                 Operating             DE                 CO
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                               Operating             DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                 Operating             DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                          Operating             VA                 VA
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                               Operating             VA                 VA
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                             HCO                DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                           Insurance             NY                 NY
          --------------------------------------------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                       HCO                DE                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.     Insurance         Argentina          Argentina
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                  HCO             Jamaica            Jamaica
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                Operating       Cayman Islands     Cayman Islands
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.             Operating           Brazil             Brazil
                       -------------------------------------------------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.          Insurance       Cayman Islands     Cayman Islands
              ----------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of America                              Insurance             AZ                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   Enterprise Accumulation Trust                                  Operating             MA                 GA
                   -----------------------------------------------------------------------------------------------------------------
                   Mony Series Funds, Inc.                                        Operating             MD                 NY
              ----------------------------------------------------------------------------------------------------------------------
              Sagamore Financial, LLC                                                HCO                OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
                   U.S. Financial Life Insurance Company *                        Insurance             OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                          HCO                DE                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                               Operating             OH                 OH
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                           Operating             DE                 PA
                   -----------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                         Operating             OH                 OH
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                      Operating             AL                 AL
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                        Operating             TX                 TX
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                Operating             MA                 MA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                   Operating             WA                 WA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                   Operating             NM                 NM
                   -----------------------------------------------------------------------------------------------------------------
                   1740 Ventures, Inc.                                            Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                            Operating             GA                 GA
                   -----------------------------------------------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                         Operating             DE                 GA
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Assets Corp.                                                 HCO                NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Benefits Management Corp.                             Operating             DE                 NY
                       -------------------------------------------------------------------------------------------------------------
                       MONY Benefits Service Corp.                                Operating             DE                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   1740 Advisers, Inc.                                            Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Securities Corporation                                    Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.            Operating             MN                 NY
                       -------------------------------------------------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                          Operating             MN                 NY
      ------------------------------------------------------------------------------------------------------------------------------


                                                                                                              Parent's    Comments
                                                                                               Number of      Percent of    (e.g.,
                                                                                    Federal     Shares        Ownership    Basis of
                                                                                   Tax ID #      Owned        or Control    Control)
                                                                                   ---------     -----        ----------  ----------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
      ------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                       13-4139153
      ------------------------------------------------------------------------------------------
              Vercoe Insurance Agency, Inc.                                        31-0925501         2,997        100.00%
              ----------------------------------------------------------------------------------
              Advest Capital, Inc.                                                 06-1421694         1,000        100.00%
              ----------------------------------------------------------------------------------
              Billings and Company, Inc.                                           06-0968848                      100.00%
              ----------------------------------------------------------------------------------
                   Billings Management Co.                                         06-1053345           500        100.00%
              ----------------------------------------------------------------------------------
              Boston Advisors, Inc.                                                04-2805120           100        100.00%
              ----------------------------------------------------------------------------------
              Advest Transfer Services, Inc.                                       06-1583738           100        100.00%
              ----------------------------------------------------------------------------------
              Advest, Inc.                                                         06-0950348         1,000        100.00%
              ----------------------------------------------------------------------------------
                   Balanced Capital Services, Inc.                                 06-0878468         1,000        100.00%
                   -----------------------------------------------------------------------------
                   Advest Insurance Agency, Inc.                                   04-2590954            75        100.00%
              ----------------------------------------------------------------------------------
              Independent Portfolio Consultants, Inc.                              90-0001325                      100.00%
              ----------------------------------------------------------------------------------
              A. B. Realty Corp.                                                   06-1227868                      100.00%
              ----------------------------------------------------------------------------------
              Bank Street Management Company                                       06-1410955                      100.00%
              ----------------------------------------------------------------------------------
              Advest Mortgages, Inc.                                               06-1545819         1,000        100.00%
      ------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                  75-2961816                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                13-4194065                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                  13-4194080                      100.00%
      ------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                           54-1533186                      100.00%
      ------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                54-1968996                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                           13-3976138                      100.00%
      ------------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                            13-1632487                      100.00%
          --------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                     13-3790446                      100.00%
              ----------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.      98-0157781                      100.00%
                   -----------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                                                 99.00%
                   -----------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                 98-0152047                      100.00%
                   -----------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.                                               99.00%
                       -------------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.           98-0152046                      100.00%
              ----------------------------------------------------------------------------------
              MONY Life Insurance Company of America                               86-0222062                      100.00%
              ----------------------------------------------------------------------------------
                   Enterprise Accumulation Trust                                   58-6303987                      100.00%
                   -----------------------------------------------------------------------------
                   Mony Series Funds, Inc.                                         13-3388742                      100.00%
              ----------------------------------------------------------------------------------
              Sagamore Financial, LLC                                              31-1296919     1,993,940        100.00%
              ----------------------------------------------------------------------------------
                   U.S. Financial Life Insurance Company *                         38-2046096       405,000        100.00%
              ----------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                        11-3722370         1,000        100.00%
              ----------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                                31-1465146            99         99.00%
                   -----------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                            22-3015130         1,500        100.00%
                   -----------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                          31-1562855             5        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                       62-1699522             1        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                         74-2861481            10        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                 06-1496443             5        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                    91-1940542             1        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                    62-1705422             1        100.00%
                   -----------------------------------------------------------------------------
                   1740 Ventures, Inc.                                             13-2848244         1,000        100.00%
                   -----------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                             58-1660289           500        100.00%
                   -----------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                          22-1990598         1,000        100.00%
                   -----------------------------------------------------------------------------
                   MONY Assets Corp.                                               13-2662263       200,000        100.00%
                   -----------------------------------------------------------------------------
                       MONY Benefits Management Corp.                              13-3363383         9,000         90.00%
                       -------------------------------------------------------------------------
                       MONY Benefits Service Corp.                                 13-4194349         2,500         90.00%
                   -----------------------------------------------------------------------------
                   1740 Advisers, Inc.                                             13-2645490        14,600        100.00%
                   -----------------------------------------------------------------------------
                   MONY Securities Corporation                                     13-2645488         7,550        100.00%
                   -----------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.             41-1941465         1,000        100.00%
                       -------------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                           41-1941464             1        100.00%
      ------------------------------------------------------------------------------------------

   -  Advest Trust Company merged into Frontier Trust Company in 2004
   -  As of February 18, 2005, MONY Realty Capital, Inc. was sold to MMA.
   -  As of February 2005, MONY Realty Parnters, Inc. was dissolved
   - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLCand an individual holds one share of it stock for Jamaican regulatory reasons.
   - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLCand an individual holds one share of it stock for Brazilian regulatory reasons.


                                  Page 7 of 7

Item 27. Number of Contractowners

         As of February 28, 2005 qualified annuity contracts covering 4,943 participants had been issued by the registrant.

Item 28. Indemnification

         (a)   Indemnification of Directors and Officers

               The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable")provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

         (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

         (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

         (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

               (b) To the extent permitted by the law of the State or New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

         The directors and officers of AXA Equitable are insured under policies issued by Lloyd's of London, X.L. Insurance Company, Arch Insurance Company and ACE Insurance Company. The annual limit of such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)   Indemnification of Principal Underwriter Not Applicable.

               Presently there is no Principal Underwriter of the Contracts. AXA Equitable provides marketing and sales services for distribution of the Contracts. No Commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan contributions and the number of plans sold.

         (c)   Undertaking

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) Not applicable. Presently there is no Principal Underwriter of the Contracts. See Item 28(b).

         (b)   See Item 25 of this Part C.

         (c)   Not applicable.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by AXA Equitable at: 200 Plaza Drive, Secaucus, New Jersey 07094; 1290 Avenue of the Americas, New York, New York 10104; and 135 West 50th Street, New York, New York 10020.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract. AXA Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for AXA Equitable to earn a profit, the degree to which the Contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages or riders to any Contract or prospectus, or otherwise.

         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b)(1)(vii) for effectiveness of this amendment to the Registration Statement and has caused this amendment to the Registration Statement to be signed on its behalf in the City and State of New York, on this 28th day of April, 2005.



                                             SEPARATE ACCOUNT NO. 301 OF
                                             AXA EQUITABLE LIFE INSURANCE
                                             COMPANY
                                                     (Registrant)

                                             By: AXA Equitable Life Insurance
                                             Company



                                             By: /s/ Dodie Kent
                                                ---------------------------
                                                     Dodie Kent
                                                     Vice President and Counsel

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 28th day of April, 2005.



                                           AXA EQUITABLE LIFE INSURANCE COMPANY
                                                  (Depositor)


                                           By: /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Counsel
                                              AXA Equitable Life Insurance
                                              Company

         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert          John C. Graves                 Scott D. Miller
Christopher M. Condron    Mary R. (Nina) Henderson       Joseph H. Moglia
Henri de Castries         James F. Higgins               Peter J. Tobin
Claus-Michael Dill        W. Edwin Jarmain               Stanley B. Tulin
Denis Duverne             Christina Johnson




*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact


April 28, 2005

                                 EXHIBIT INDEX

EXHIBIT NO.                                                            TAG VALUE
-----------                                                            --------

10.(a)             Consent of PricewaterhouseCoopers LLP               EX-99.10a